UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6178
                                                     ---------------------

             Nuveen New York Investment Quality Municipal Fund, Inc.
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report September 30, 2009

-------------------------   ------------------------   -------------------------
NUVEEN NEW YORK             NUVEEN NEW YORK            NUVEEN NEW YORK
INVESTMENT QUALITY          SELECT QUALITY             QUALITY INCOME
MUNICIPAL FUND, INC.        MUNICIPAL FUND, INC.       MUNICIPAL FUND, INC.
NQN                         NVN                        NUN

-------------------------   ------------------------   -------------------------
NUVEEN INSURED NEW YORK     NUVEEN INSURED NEW YORK    NUVEEN INSURED NEW YORK
PREMIUM INCOME              DIVIDEND ADVANTAGE         TAX-FREE ADVANTAGE
MUNICIPAL FUND, INC.        MUNICIPAL FUND             MUNICIPAL FUND
NNF                         NKO                        NRK

                                                                    SEPTEMBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

[PHOTO OF ROBERT P. BREMNER]

Chairman's
Letter to Shareholders

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing, at par, of all the auction rate preferred shares issued by its taxable closed-end funds that were outstanding when the preferred auctions began to fail in February 2008. For a variety of reasons, refinancing the outstanding auction rate preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of municipal auction rate preferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------
Robert P. Bremner
Chairman of the Board
November 24, 2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these six Funds in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with a tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% on October 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The federal government joined in the effort to boost the economy by passing a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

In recent months, the measures taken by the Federal Reserve and the federal government to ease the economic recession have produced some incipient signs of improvement in the economy. In the third quarter of 2009, the U.S. economy, as measured by the U.S. gross domestic product (GDP), posted positive growth (3.5% annualized) for the first time since the second quarter of 2008. Housing prices also provided something of a bright spot between June and August 2009 by recording three consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI), reflecting a 22% drop in energy prices, fell 1.3% year-over-year as of September 2009. This marked the sixth straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes food and

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
energy) rose 1.5% over this twelve-month period, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. September 2009 marked the 21st consecutive month of job losses, bringing the total to 7.2 million jobs lost since the recession began in December 2007. The national unemployment rate for September 2009 was 9.8%, a 26-year high, up from 6.2% in September 2008.

Municipal market conditions began to show signs of improvement in mid-December 2008 and municipal bonds were on an improving trend during the first nine months of 2009. This was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of September 30, 2009, approximately 20% of new bonds issued in the municipal market, totaling more that $33 billion, were issued as taxable Build America Bonds.

Over the twelve months ended September 30, 2009, municipal bond issuance nationwide totaled $381.1 billion, a drop of approximately 17% compared with the twelve-month period ended September 30, 2008. As mentioned earlier, demand for tax-exempt bonds was exceptionally strong during the first nine months of 2009. This combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING THIS PERIOD?

According to the most recent data available, New York's economy continued to contract in 2008, as the state posted annual GDP growth of 1.6%, down from 4.4% in 2007. This dropped New York from its ranking as the second fastest growing state economy in the nation to 18th. These numbers still compared favorably with economic growth for the nation as a whole, which registered 0.7% in 2008 and 2.0% in 2007. Much of the decline in New York's GDP can be attributed to the state's -- and especially New York City's -- substantial exposure to the financial sector, which continued to experience turmoil and job losses. The majority of the jobs lost in the state over the past twelve months were in the finance, professional and business services, manufacturing and construction sectors, while education and health services was the only sector to show a small gain in employment. This gain was significant, however, because the education and health services sector represents approximately 18% of the New York economy, compared with an average of 13% nationally. As of September 2009, the unemployment rate in New York was 8.9%. The decline in the housing sector also added to New York's economic slowdown. Housing markets across the state continued to weaken, although the drop was not as precipitous in New York as nationally. In New York City, for example, housing prices fell 9.6% during the twelve months ended August 2009, compared with an average decrease of 11.3% nationwide, according to the Standard & Poor's/Case-Shiller home price index of 20 major metropolitan areas. This placed New York 13th among the index's 20 cities in loss of home value. In terms of number of home foreclosures, New York ranked 39th among the 50 states in the third quarter of 2009. As of September 30,

                                                            Nuveen Investments 3

2009, Moody's, Standard & Poor's (S&P) and Fitch rated New York general obligation debt at Aa3/AA/AA-, respectively, with stable outlooks from all three rating agencies. For the twelve months ended September 30, 2009, municipal issuance in New York totaled $38.7 billion, down 14% from the previous twelve months. Despite the decrease, New York ranked second among state issuers, behind California.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

During the majority of this twelve-month period, the municipal market was characterized by stronger demand, constrained supply, and generally improving valuations. Due largely to the decrease in new tax-exempt supply, investment activity in the New York Funds was more limited than usual. While there was considerable issuance of Build America Bonds over the last half of this period, we do not see them as a good investment opportunity since interest payments from these bonds represent taxable income.

The already tight supply situation was further compounded for these Funds by the severe decline in the issuance of insured bonds. During the first nine months of 2009, new insured securities accounted for only 10.5% of national issuance, compared with 20.4% during the first nine months of 2008 and historical levels of approximately 50%. Insured supply in New York was even more scarce, totaling only about 4% of issuance in the state during the first nine months of 2009. The limited liquidity of many insured bonds, which resulted from concerns about the financial health of municipal bond insurers, also dampened trading activity during this period.

To better position the Funds for the current environment in the insured marketplace while maintaining their insured nature, the Board of Directors/Trustees of the Nuveen New York Insured Funds approved changes to the investment policies of these six Funds that were designed to help increase portfolio management flexibility. Previously, all of these Funds' net assets were invested in AAA rated insured bonds. The new policies require that at least 80% of the Funds' net assets be invested in insured municipal bonds guaranteed by insurers rated A or better. At the same time, at least 80% of the Funds' net assets must be invested in municipal bonds rated AA or better (with or without insurance), deemed to be of comparable quality by the Fund's adviser, or backed by an escrow or trust containing sufficient U.S. government or government agency securities. Additionally, the Funds also may invest up to 20% of their net assets in uninsured municipal bonds rated A to BBB or deemed to be of comparable quality. These changes were approved by the Funds' shareholders in July (NNF, NVN, NQN, NKO), August (NUN) and September 2009 (NRK). Further details on these policy changes and recent developments in the insured marketplace can be found on page seven.

Because the policy changes were approved late in the reporting period, we have only begun to implement them. Overall, we continued to focus on relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. As the market rallied, we took advantage of selected opportunities to add bonds with longer maturities and higher coupons.

Cash for new purchases during this period was generated by maturing or called bonds. As with our investment activity, we were not active in trying to sell portfolio holdings in a market environment where the majority of the bonds available for reinvestment offered

4 Nuveen Investments
lower yields at higher dollar prices. The Funds continued to maintain their cash reserves, which we had increased amid the market uncertainty of the previous reporting period, in anticipation of increased tax-exempt issuance during the last part of 2009.

All of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as part of our management strategies for a variety of reasons, including duration management, income enhancement and as a form of leverage. As of September 30, 2009, the inverse floaters remained in place in all of these Funds. During the first half of the period, NRK also invested in additional types of derivative instruments(2) designed to help extend its duration. These derivatives were removed prior to March 31, 2009.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 9/30/09

                                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------------
NQN                                                          19.74%    4.35%     6.92%
NVN                                                          20.98%    4.54%     6.75%
NUN                                                          20.46%    4.46%     6.48%
NNF                                                          19.42%    4.39%     6.49%
NKO                                                          19.41%    4.89%      N/A
NRK                                                          19.67%    5.48%      N/A

Standard & Poor's (S&P) New York Municipal Bond Index(3)     14.63%    4.89%     5.84%
Lipper Single-State Insured Municipal Debt Funds Average(4)  22.62%    4.67%     6.49%
Standard & Poor's (S&P) Insured Municipal Bond Index(5)      15.63%    4.63%     6.01%
Barclays Capital Insured Municipal Bond Index(6)             16.06%    4.75%     5.97%
--------------------------------------------------------------------------------------

For the twelve months ended September 30, 2009, the total returns on common share net asset value (NAV) for all six of these New York Funds exceeded the returns for the Standard & Poor's (S&P) New York Municipal Bond Index, the national S&P Insured Municipal Bond Index and Barclays Capital Insured Municipal Bond Index. All of the Funds lagged the average return for the Lipper Single-State Insured Municipal Debt Funds Average. The performance of the Lipper peer group represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions, making direct comparisons less applicable.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page six.

During this period, we saw prices rise and yields fall for many municipal securities, especially at the longer end of the municipal yield curve. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, particularly those maturing in 20 years or more, benefited the most from this interest rate environment. These bonds generally outperformed credits with shorter maturities, with bonds maturing in one to

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

(3) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(5) The Standard & Poor's (S&P) Insured Municipal Bond Index is an unleveraged, market value-weighted national index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(6) The Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Barclays Capital index do not reflect any expenses, and the index is not available for direct investment.

                                                            Nuveen Investments 5
two years posting the weakest returns for the period. Overall, duration positioning was a positive contributor to these Funds' returns, due largely to the fact that they were generally underweighted in the underperforming shorter part of the yield curve. NVN and NUN had the longest durations, which was especially beneficial for their performances. As previously mentioned, NRK used derivative positions during the first half of this period to synthetically lengthen its duration. This had a positive impact on NRK's total return performance for the twelve months, helping to partially offset the negative impact of this Fund's greater exposure to the shorter end of the yield curve. NKO also had heavier exposure to shorter bonds than the other four Funds.

While duration played an important role in performance during these twelve months, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the supply of new municipal paper declined. As investors bid up municipal bond prices, lower-rated and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited from their allocations of bonds rated A and BBB and non-rated bonds.

Holdings that generally contributed positively to the Funds' performances during this period included industrial development revenue (IDR), housing, water and sewer, education and health care bonds, all of which outperformed the general municipal market. In general, these Funds had relatively heavy weightings in health care and education. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement were also among the strongest performers.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. These Funds were generally underweighted in this category, which lessened the negative impact of these holdings. Other market segments that detracted from performance included resource recovery and leasing bonds, the only two revenue sectors that failed to outperform the overall municipal market during this period. General obligation bonds also struggled to keep pace with the municipal market return during these past twelve months.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

6 Nuveen Investments

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to these Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page five.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, all bond insurers experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated AAA by more than one of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit outlook/watch developing" "credit outlook/watch negative," "credit watch evolving," "rating withdrawn" or "regulatory supervision" which may presage one or more rating reductions for any insurer in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen Funds' Board of Directors/Trustees approved changes to the investment policies of all the Nuveen insured municipal closed-end Funds. The new policies require that (1) at least 80% of the Fund's net assets be invested in insured municipal bonds guaranteed by insurers rated "A" or better by at least one rating agency at the time of purchase; (2) at least 80% of the Fund's net assets must be invested in municipal bonds rated "AA" or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of the Fund's net assets may be invested in uninsured municipal bonds rated "A" to "BBB" by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the funds' investment portfolios for current and future environments.

                                                            Nuveen Investments 7

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February, 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

8 Nuveen Investments

As noted in the last several shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of September 30, 2009, the amounts of auction rate preferred securities redeemed, at par, by each of the Funds are as shown in the accompanying table.

                                                  AUCTION RATE     % OF ORIGINAL
                                              PREFERRED SHARES      AUCTION RATE
FUND                                                  REDEEMED  PREFERRED SHARES
--------------------------------------------------------------------------------
NQN                                           $     32,500,000            22.57%
NVN                                           $     29,100,000            15.08%
NUN                                           $     36,225,000            18.39%
NNF                                           $     14,650,000            22.54%
NKO                                           $     61,000,000           100.00%
NRK                                           $             --               --%
--------------------------------------------------------------------------------

As noted in past shareholder reports, NKO's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a newly-developed instrument that essentially replaced the auction rate preferred shares used as leverage in NKO, and potentially, could be used to refinance the auction rate preferred shares of other Funds. The holder of VRDP has a right to put the shares to an external liquidity provider, whose fees are paid by the Fund and its common shareholders. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of September 30, 2009, NKO had issued $50 million of VRDP.

As of September 30, 2009, 78 out of 88 Nuveen closed-end municipal funds have redeemed, at par, all or a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 9

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended September 30, 2009, NQN and NUN each had three monthly dividend increases; NVN, NNF, and NKO each had two increases; and NRK had one increase.

As the result of normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions at the end of December 2008 as follows:

                                                         LONG-TERM CAPITAL GAINS
FUND                                                                 (PER SHARE)
--------------------------------------------------------------------------------
NKO                                                      $                0.0245
NRK                                                      $                0.0082
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

As of September 30, 2009, the following Funds cumulatively repurchased common shares as shown in the accompanying table.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NQN                                                   105,600               0.6%
NVN                                                   118,000               0.5%
NUN                                                   158,100               0.7%
NNF                                                    73,000               0.9%
NKO                                                    27,000               0.3%
NRK                                                     6,800               0.2%
--------------------------------------------------------------------------------

10 Nuveen Investments

During the twelve-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                                              WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                              COMMON SHARES    PRICE PER SHARE   DISCOUNT PER SHARE
FUND                                            REPURCHASED        REPURCHASED          REPURCHASED
---------------------------------------------------------------------------------------------------
NQN                                                  83,900            $ 11.16               18.61%
NVN                                                 112,400            $ 11.07               19.98%
NUN                                                 150,400            $ 10.93               19.94%
NNF                                                  73,000            $ 11.34               19.17%
NKO                                                  27,000            $ 11.28               19.06%
NRK                                                   6,800            $ 11.41               18.03%
---------------------------------------------------------------------------------------------------

As of September 30, 2009, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                  9/30/09   TWELVE-MONTH AVERAGE
FUND                                         (-) DISCOUNT           (-) DISCOUNT
--------------------------------------------------------------------------------
NQN                                                -6.30%                -14.35%
NVN                                               -10.47%                -16.50%
NUN                                                -9.70%                -16.35%
NNF                                               -10.79%                -16.90%
NKO                                                -7.25%                -15.94%
NRK                                                -9.75%                -13.61%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NQN Performance OVERVIEW | Nuveen New York Investment Quality Municipal Fund, Inc. as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   14.13
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.30%
--------------------------------------------------------------------------------
Market Yield                                                               5.31%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                7.91%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 264,170
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.64
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.78
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        39.45%      19.74%
--------------------------------------------------------------------------------
5-Year                                                         4.73%       4.35%
--------------------------------------------------------------------------------
10-Year                                                        6.20%       6.92%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     33.5%
--------------------------------------------------------------------------------
Health Care                                                                14.5%
--------------------------------------------------------------------------------
Transportation                                                             10.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.2%
--------------------------------------------------------------------------------
Utilities                                                                   4.9%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    5.2%
--------------------------------------------------------------------------------
Other                                                                      10.2%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(5)                                                                    28.6%
--------------------------------------------------------------------------------
AMBAC                                                                      28.0%
--------------------------------------------------------------------------------
FGIC                                                                       20.9%
--------------------------------------------------------------------------------
FSA                                                                        17.5%
--------------------------------------------------------------------------------
Other                                                                       5.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                  [PIE CHART]

Insured                                                                      98%
U.S. Guaranteed*                                                              2%

* U.S. Guaranteed includes 2% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Oct                                                                    $   0.052
Nov                                                                        0.052
Dec                                                                        0.052
Jan                                                                        0.052
Feb                                                                        0.052
Mar                                                                        0.056
Apr                                                                        0.056
May                                                                       0.0615
Jun                                                                       0.0615
Jul                                                                       0.0615
Aug                                                                       0.0615
Sep                                                                       0.0625

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
10/01/08                                                               $   10.76
                                                                           10.63
                                                                            7.97
                                                                            9.32
                                                                           10.68
                                                                           10.71
                                                                           11.14
                                                                            10.2
                                                                            9.25
                                                                            9.52
                                                                            9.15
                                                                            8.13
                                                                            9.16
                                                                            9.69
                                                                           10.58
                                                                           11.54
                                                                           11.27
                                                                           11.27
                                                                           11.48
                                                                           11.57
                                                                           11.83
                                                                              11
                                                                            11.5
                                                                           11.17
                                                                           11.03
                                                                           11.16
                                                                            11.5
                                                                           11.75
                                                                           11.86
                                                                           11.94
                                                                              12
                                                                           12.27
                                                                           12.54
                                                                           12.52
                                                                           12.61
                                                                           12.59
                                                                           12.95
                                                                           12.09
                                                                            12.4
                                                                            12.7
                                                                            12.5
                                                                         12.8199
                                                                           12.73
                                                                           13.03
                                                                           13.33
                                                                           13.38
                                                                           13.27
                                                                           13.98
                                                                           14.23
                                                                           14.34
                                                                           14.14
                                                                              14
                                                                          14.026
9/30/09                                                                    14.13

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5)   MBIA's public finance subsidiary.

12 Nuveen Investments

NVN Performance OVERVIEW | Nuveen New York Select Quality Municipal Fund, Inc. as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      92%
U.S. Guaranteed*                                                              8%

* U.S. Guaranteed includes 8% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Oct                                                                    $  0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0595
Jun                                                                       0.0595
Jul                                                                       0.0595
Aug                                                                       0.0595
Sep                                                                        0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $ 10.7699
                                                                           10.93
                                                                            8.11
                                                                            9.36
                                                                            10.5
                                                                           10.59
                                                                           11.11
                                                                           10.59
                                                                            9.53
                                                                            9.68
                                                                            9.29
                                                                            8.39
                                                                            9.52
                                                                            9.86
                                                                           10.56
                                                                           11.62
                                                                           11.36
                                                                           11.11
                                                                           11.46
                                                                           11.65
                                                                           11.81
                                                                           11.19
                                                                           11.39
                                                                           10.88
                                                                           10.77
                                                                           11.15
                                                                           11.39
                                                                           11.61
                                                                           11.68
                                                                           11.63
                                                                           11.71
                                                                           12.07
                                                                           12.26
                                                                           12.14
                                                                           12.19
                                                                           12.21
                                                                           12.22
                                                                              12
                                                                           11.98
                                                                           12.25
                                                                           12.16
                                                                           12.33
                                                                           12.38
                                                                           12.76
                                                                          13.084
                                                                           13.18
                                                                           13.25
                                                                           13.27
                                                                           13.42
                                                                           13.61
                                                                            13.6
                                                                           13.73
                                                                         13.8664
9/30/09                                                                    13.76

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.76
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.37
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.47%
--------------------------------------------------------------------------------
Market Yield                                                               5.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.06%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 356,491
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.48
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.58
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        36.22%      20.98%
--------------------------------------------------------------------------------
5-Year                                                         4.29%       4.54%
--------------------------------------------------------------------------------
10-Year                                                        5.48%       6.75%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.4%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.1%
--------------------------------------------------------------------------------
Utilities                                                                   7.7%
--------------------------------------------------------------------------------
Transportation                                                              5.7%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    3.8%
--------------------------------------------------------------------------------
Other                                                                       8.3%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(5)                                                                    32.7%
--------------------------------------------------------------------------------
AMBAC                                                                      32.0%
--------------------------------------------------------------------------------
FGIC                                                                       16.1%
--------------------------------------------------------------------------------
FSA                                                                        16.1%
--------------------------------------------------------------------------------
Other                                                                       3.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 13

NUN Performance OVERVIEW | Nuveen New York Quality Income Municipal Fund, Inc. as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.68
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.70%
--------------------------------------------------------------------------------
Market Yield                                                               5.35%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                7.97%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 359,827
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.27
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        38.91%      20.46%
--------------------------------------------------------------------------------
5-Year                                                         4.51%       4.46%
--------------------------------------------------------------------------------
10-Year                                                        5.53%       6.48%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     32.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.4%
--------------------------------------------------------------------------------
Health Care                                                                 9.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.5%
--------------------------------------------------------------------------------
Transportation                                                              9.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.0%
--------------------------------------------------------------------------------
Utilities                                                                   7.1%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    2.6%
--------------------------------------------------------------------------------
Other                                                                       6.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(5)                                                                    30.6%
--------------------------------------------------------------------------------
AMBAC                                                                      25.7%
--------------------------------------------------------------------------------
FSA                                                                        21.5%
--------------------------------------------------------------------------------
FGIC                                                                       19.8%
--------------------------------------------------------------------------------
Other                                                                       2.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      90%
U.S. Guaranteed*                                                             10%

* U.S. Guaranteed includes 9% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Oct                                                                    $  0.0525
Nov                                                                       0.0525
Dec                                                                       0.0525
Jan                                                                       0.0525
Feb                                                                       0.0525
Mar                                                                        0.054
Apr                                                                        0.054
May                                                                        0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                        0.061

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $    10.4
                                                                           10.52
                                                                            7.95
                                                                            9.24
                                                                           10.44
                                                                           10.45
                                                                           10.89
                                                                           10.26
                                                                            9.46
                                                                            9.41
                                                                             9.3
                                                                            8.35
                                                                            9.32
                                                                            9.87
                                                                           10.67
                                                                            11.5
                                                                           11.52
                                                                           11.04
                                                                           11.22
                                                                           11.54
                                                                           11.74
                                                                           11.17
                                                                           11.26
                                                                           10.75
                                                                            10.7
                                                                            11.1
                                                                           11.12
                                                                            11.5
                                                                         11.7364
                                                                           11.55
                                                                           11.75
                                                                           12.01
                                                                           12.23
                                                                           12.12
                                                                            12.1
                                                                            12.2
                                                                           12.11
                                                                         11.9532
                                                                           11.93
                                                                           12.11
                                                                           12.17
                                                                           12.16
                                                                           12.32
                                                                           12.76
                                                                           12.93
                                                                           12.96
                                                                           12.97
                                                                           13.16
                                                                           13.22
                                                                           13.38
                                                                           13.44
                                                                            13.6
                                                                           13.69
9/30/09                                                                    13.68

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5)   MBIA's public finance subsidiary.

14 Nuveen Investments

NNF Performance OVERVIEW | Nuveen Insured New York Premium Income Municipal Fund, Inc. as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                  [PIE CHART]

Insured                                                                      95%
U.S. Guaranteed*                                                              5%

* U.S. Guaranteed includes 5% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Oct                                                                    $  0.0505
Nov                                                                       0.0505
Dec                                                                       0.0505
Jan                                                                       0.0505
Feb                                                                       0.0505
Mar                                                                       0.0505
Apr                                                                       0.0505
May                                                                        0.055
Jun                                                                        0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.056

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   10.96
                                                                           11.01
                                                                            8.15
                                                                            9.45
                                                                           10.71
                                                                           10.58
                                                                           10.86
                                                                           10.55
                                                                            9.43
                                                                            9.85
                                                                             9.1
                                                                            8.37
                                                                             9.5
                                                                             9.8
                                                                           10.35
                                                                           11.48
                                                                           11.32
                                                                           11.25
                                                                         11.5375
                                                                            11.8
                                                                           12.06
                                                                           11.28
                                                                           11.62
                                                                           11.19
                                                                            10.9
                                                                           11.16
                                                                           11.37
                                                                           11.42
                                                                         11.7199
                                                                           11.72
                                                                           11.96
                                                                           12.11
                                                                           12.34
                                                                            12.4
                                                                            12.2
                                                                           12.25
                                                                            12.2
                                                                              12
                                                                              12
                                                                            12.1
                                                                           12.06
                                                                           12.25
                                                                           12.34
                                                                            12.6
                                                                           13.23
                                                                            13.1
                                                                           13.26
                                                                           13.27
                                                                           13.44
                                                                           13.58
                                                                            13.6
                                                                           13.81
                                                                           13.76
9/30/09                                                                    13.64

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.64
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.29
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.79%
--------------------------------------------------------------------------------
Market Yield                                                               4.93%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                7.35%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 126,259
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.67
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.78
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        30.31%      19.42%
--------------------------------------------------------------------------------
5-Year                                                         3.74%       4.39%
--------------------------------------------------------------------------------
10-Year                                                        5.53%       6.49%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     35.8%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.4%
--------------------------------------------------------------------------------
Transportation                                                              7.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.4%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    3.9%
--------------------------------------------------------------------------------
Other                                                                      11.2%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      30.1%
--------------------------------------------------------------------------------
NPFG(5)                                                                    25.7%
--------------------------------------------------------------------------------
FSA                                                                        22.8%
--------------------------------------------------------------------------------
FGIC                                                                       16.2%
--------------------------------------------------------------------------------
SYNCORA                                                                     2.8%
--------------------------------------------------------------------------------
Other                                                                       2.4%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 15

NKO Performance OVERVIEW | Nuveen Insured New York Dividend Advantage Municipal Fund as of September 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   14.07
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   15.17
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.25%
--------------------------------------------------------------------------------
Market Yield                                                              5.42%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                               8.08%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 120,406
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.44
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.79
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        36.41%      19.41%
--------------------------------------------------------------------------------
5-Year                                                         5.63%       4.89%
--------------------------------------------------------------------------------
Since Inception                                                5.31%       6.64%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.6%
--------------------------------------------------------------------------------
Health Care                                                                15.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.1%
--------------------------------------------------------------------------------
Transportation                                                              9.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.5%
--------------------------------------------------------------------------------
Utilities                                                                   7.6%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    3.2%
--------------------------------------------------------------------------------
Other                                                                      12.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(6)                                                                    26.3%
--------------------------------------------------------------------------------
AMBAC                                                                      26.1%
--------------------------------------------------------------------------------
FGIC                                                                       22.0%
--------------------------------------------------------------------------------
FSA                                                                        21.3%
--------------------------------------------------------------------------------
Other                                                                       4.3%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      86%
U.S. Guaranteed*                                                              5%
FHA/FNMA/GNMA Guaranteed                                                      2%
AA (Uninsured)                                                                4%
BBB (Uninsured)                                                               3%

* U.S. Guaranteed includes 2% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(5)

                                   [BAR CHART]

Oct                                                                    $   0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.062
Jun                                                                        0.062
Jul                                                                        0.062
Aug                                                                        0.062
Sep                                                                       0.0635

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $  10.974
                                                                         10.9299
                                                                            7.66
                                                                            9.54
                                                                            10.9
                                                                         10.7999
                                                                              11
                                                                            10.6
                                                                            9.02
                                                                            9.51
                                                                           9.108
                                                                            8.49
                                                                            9.59
                                                                            9.92
                                                                           10.31
                                                                           11.84
                                                                           11.46
                                                                           11.13
                                                                           11.56
                                                                            11.8
                                                                           11.93
                                                                           11.26
                                                                         11.7499
                                                                           11.22
                                                                         11.0001
                                                                           11.47
                                                                           11.57
                                                                            11.5
                                                                           11.57
                                                                           11.71
                                                                           11.97
                                                                           12.49
                                                                           12.31
                                                                         12.3801
                                                                           12.27
                                                                           12.31
                                                                         12.4499
                                                                            12.3
                                                                           12.12
                                                                           12.21
                                                                         12.3001
                                                                           12.42
                                                                           12.42
                                                                         12.6701
                                                                           13.14
                                                                            12.9
                                                                           12.89
                                                                           13.08
                                                                           13.13
                                                                           13.47
                                                                           13.46
                                                                           13.62
                                                                          14.031
9/30/09                                                                  14.0727

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0245 per share.

(6)   MBIA's public finance subsidiary.

16 Nuveen Investments

NRK Performance OVERVIEW | Nuveen Insured New York Tax-Free Advantage Municipal Fund as of September 30, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      77%
U.S. Guaranteed*                                                             14%
FHA/FNMA/GNMA Guaranteed                                                      1%
AA (Uninsured)                                                                4%
BBB (Uninsured)                                                               4%

* U.S. Guaranteed includes 9% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(5)

                                   [BAR CHART]

Oct                                                                    $  0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                        0.058

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

10/01/08                                                               $   11.75
                                                                            11.8
                                                                            8.35
                                                                            9.77
                                                                              11
                                                                           11.08
                                                                           11.15
                                                                           11.04
                                                                           10.04
                                                                            10.3
                                                                            9.51
                                                                            8.82
                                                                         10.1501
                                                                           10.29
                                                                           10.47
                                                                           12.06
                                                                              12
                                                                         11.7212
                                                                            12.3
                                                                           12.31
                                                                           11.95
                                                                         11.0664
                                                                           11.55
                                                                            11.4
                                                                         11.0456
                                                                           11.15
                                                                          11.691
                                                                           11.72
                                                                         12.0702
                                                                         11.7001
                                                                           12.37
                                                                           12.69
                                                                           12.65
                                                                            12.4
                                                                          12.633
                                                                         12.7743
                                                                           12.93
                                                                            12.6
                                                                           12.25
                                                                           12.43
                                                                           12.25
                                                                          12.382
                                                                           12.68
                                                                           12.92
                                                                           13.35
                                                                           13.33
                                                                            13.1
                                                                           13.45
                                                                         13.7499
                                                                           13.65
                                                                         13.4901
                                                                         13.8501
                                                                           13.71
9/30/09                                                                  13.6963

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.70
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  15.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.75%
--------------------------------------------------------------------------------
Market Yield                                                               5.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                7.57%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 53,223
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.95
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.24
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        25.65%      19.67%
--------------------------------------------------------------------------------
5-Year                                                         5.39%       5.48%
--------------------------------------------------------------------------------
Since Inception                                                4.08%       6.01%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.8%
--------------------------------------------------------------------------------
Health Care                                                                14.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.1%
--------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                    7.3%
--------------------------------------------------------------------------------
Other                                                                      10.3%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(6)                                                                    31.1%
--------------------------------------------------------------------------------
AMBAC                                                                      28.8%
--------------------------------------------------------------------------------
FGIC                                                                       18.0%
--------------------------------------------------------------------------------
AGC                                                                         7.6%
--------------------------------------------------------------------------------
FSA                                                                         7.5%
--------------------------------------------------------------------------------
RAAI                                                                        4.9%
--------------------------------------------------------------------------------
Other                                                                       2.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0082 per share.

(6)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 17

NQN NVN NUN | Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to June 17, 2009, and additionally adjourned to July 24, 2009; the meeting for NUN, NKO and NRK was adjourned to July 31, 2009, and additionally to August 14, 2009 for NUN and NRK, and additionally to September 1, 2009 for NRK.

                                                        NQN                           NVN                           NUN
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                         8,874,988          2,940     11,783,831          3,706     12,167,236          3,810
   Against                                       878,978            254      1,402,294            639      1,480,969            426
   Abstain                                       412,594              6        514,095             20        615,244             29
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES FOR THE FUND.
   For                                         8,839,860          2,940     11,802,904          3,708     12,140,325          3,810
   Against                                       890,758            254      1,392,540            639      1,474,751            426
   Abstain                                       435,942              6        504,776             18        648,373             29
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO SHORT
SALES.
   For                                         8,851,287          2,940     11,889,335          3,708     12,209,098          3,808
   Against                                       872,611            254      1,333,237            639      1,428,376            430
   Abstain                                       442,662              6        477,648             18        625,975             27
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES.
   For                                         8,823,958          2,940     11,849,191          3,710     12,229,867          3,808
   Against                                       886,451            254      1,369,408            637      1,439,868            430
   Abstain                                       456,151              6        481,621             18        593,714             27
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                         8,831,903          2,940     11,993,378          3,709     12,297,670          3,810
   Against                                       869,286            254      1,203,054            638      1,362,519            428
   Abstain                                       465,371              6        503,788             18        603,260             27
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN MUNICIPAL BONDS RATED
WITHIN THE FOUR HIGHEST GRADES.
   For                                                --             --     11,900,335          3,713     12,191,626          3,841
   Against                                            --             --      1,310,347            634      1,440,296            397
   Abstain                                            --             --        489,538             18        631,527             27
   Broker Non-Votes                                   --             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================

18 Nuveen Investments

                                                         NQN                          NVN                          NUN
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN MUNICIPAL BONDS COVERED BY
INSURANCE OR BACKED BY AN ESCROW
OR TRUST.
   For                                         8,869,056          2,983             --             --             --             --
   Against                                       826,420            211             --             --             --             --
   Abstain                                       471,084              6             --             --             --             --
   Broker Non-Votes                            2,974,443             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING INVESTMENT
IN MUNICIPAL OBLIGATIONS BACKED BY AN
ESCROW OR TRUST ACCOUNT.
   For                                         8,869,056          2,983             --             --             --             --
   Against                                       826,420            211             --             --             --             --
   Abstain                                       471,084              6             --             --             --             --
   Broker Non-Votes                            2,974,443             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES COVERED BY
INSURANCE OR BACKED BY AN ESCROW OR
TRUST.
   For                                         8,869,056          2,983     11,987,991          3,713     12,251,599          3,845
   Against                                       826,420            211      1,196,300            634      1,372,248            395
   Abstain                                       471,084              6        515,929             18        639,602             25
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO OBTAINING
POLICIES OF PORTFOLIO INSURANCE.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN COLLATERALIZED
OBLIGATIONS.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

                                                           Nuveen Investments 19

                                                        NQN                           NVN                           NUN
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INSURED
MUNICIPAL OBLIGATIONS.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT MUNICIPAL BONDS COVERED BY
INSURANCE.
   For
   Against
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO TAX-EXEMPT SECURITIES.
   For                                         8,981,046          2,983     11,999,224          3,713     12,316,282          3,844
   Against                                       754,621            211      1,132,755            634      1,246,172            393
   Abstain                                       430,893              6        568,241             18        700,995             28
   Broker Non-Votes                            2,974,443             --      3,423,705            559      3,613,161             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,141,003          3,200     17,123,925          4,924     17,876,610          4,265
====================================================================================================================================

20 Nuveen Investments

                                                         NQN                          NVN                          NUN
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                        10,991,208             --     14,787,391             --     14,889,519             --
   Withhold                                      611,423             --      1,014,022             --      1,192,969             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
Robert P. Bremner
   For                                        10,965,539             --     14,718,190             --     14,833,165             --
   Withhold                                      637,092             --      1,083,223             --      1,249,323             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
Jack B. Evans
   For                                        10,968,192             --     14,734,896             --     14,826,448             --
   Withhold                                      634,439             --      1,066,517             --      1,256,040             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
William C. Hunter
   For                                                --          1,864             --          3,025              --         3,381
   Withhold                                           --            181             --            476              --           237
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --          2,045             --          3,501              --         3,618
====================================================================================================================================
David J. Kundert
   For                                        10,968,933             --     14,777,170             --     14,892,270             --
   Withhold                                      633,698             --      1,024,243             --      1,190,218             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
William J. Schneider
   For                                                --          1,864             --          3,025             --          3,381
   Withhold                                           --            181             --            476             --            237
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --          2,045             --          3,501             --          3,618
====================================================================================================================================
Judith M. Stockdale
   For                                        10,968,088             --     14,729,441             --     14,831,857             --
   Withhold                                      634,543             --      1,071,972             --      1,250,631             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
Carole E. Stone
   For                                        10,963,320             --     14,741,632             --     14,838,843             --
   Withhold                                      639,311             --      1,059,781             --      1,243,645             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================
Terence J. Toth
   For                                        10,976,600             --     14,787,138             --     14,883,822             --
   Withhold                                      626,031             --      1,014,275             --      1,198,666             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      11,602,631             --     15,801,413             --     16,082,488             --
====================================================================================================================================

                                                           Nuveen Investments 21

                                                         NNF                           NKO                          NRK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                         4,243,518          1,306             --             --             --             --
   Against                                       406,299            107             --             --             --             --
   Abstain                                       240,988              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES FOR THE FUND.
   For                                         4,239,185          1,306             --             --             --             --
   Against                                       408,143            107             --             --             --             --
   Abstain                                       243,477              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO SHORT
SALES.
   For                                         4,214,202          1,306             --             --             --             --
   Against                                       415,390            107             --             --             --             --
   Abstain                                       261,213              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES.
   For                                         4,215,858          1,306             --             --             --             --
   Against                                       406,160            107             --             --             --             --
   Abstain                                       268,787              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                         4,221,076          1,306             --             --             --             --
   Against                                       423,964            107             --             --             --             --
   Abstain                                       245,764              4             --             --             --             --
   Broker Non-Votes                            1,487,859             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN MUNICIPAL BONDS
RATED WITHIN THE FOUR HIGHEST GRADES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

22 Nuveen Investments

                                                         NNF                          NKO                          NRK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN MUNICIPAL BONDS
COVERED BY INSURANCE OR BACKED
BY AN ESCROW OR TRUST.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING INVESTMENT
IN MUNICIPAL OBLIGATIONS BACKED BY AN
ESCROW OR TRUST ACCOUNT.
   For                                         4,211,657          1,309             --             --             --             --
   Against                                       412,752            104             --             --             --             --
   Abstain                                       266,396              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES COVERED BY
INSURANCE OR BACKED BY AN ESCROW
OR TRUST.
   For                                         4,221,137          1,309             --             --             --             --
   Against                                       419,415            104             --             --             --             --
   Abstain                                       250,253              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO OBTAINING
POLICIES OF PORTFOLIO INSURANCE.
   For                                         4,218,668          1,309             --             --             --             --
   Against                                       407,263            104             --             --             --             --
   Abstain                                       264,874              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENT IN COLLATERALIZED
OBLIGATIONS.
   For                                         4,202,568          1,306             --             --             --             --
   Against                                       422,362            107             --             --             --             --
   Abstain                                       265,875              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================

                                                           Nuveen Investments 23

                                                        NNF                            NKO                          NRK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INSURED
MUNICIPAL OBLIGATIONS.
   For                                         4,208,691          1,309             --             --             --             --
   Against                                       427,945            104             --             --             --             --
   Abstain                                       254,169              4             --             --             --             --
   Broker Non-Votes                            1,487,858             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT MUNICIPAL BONDS COVERED BY
INSURANCE.
   For                                                --             --      3,984,590            477             --             --
   Against                                            --             --        320,342             --             --             --
   Abstain                                            --             --        210,752             --             --             --
   Broker Non-Votes                                   --             --      1,463,090             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,978,774            477             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
TAX-EXEMPT SECURITIES.
   For                                                --             --      4,012,355             --      1,649,785            691
   Against                                            --             --        311,327             --        188,174             61
   Abstain                                            --             --        192,002             --         94,056              5
   Broker Non-Votes                                   --             --      1,463,090             --        483,008             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --      5,978,774             --      2,415,023            757
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO TAX-EXEMPT SECURITIES.
   For                                         4,242,459          1,309             --            477      1,653,068            691
   Against                                       396,767            104             --             --        181,870             61
   Abstain                                       251,579              4             --             --         97,077              5
   Broker Non-Votes                            1,487,858             --             --             --        483,008             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       6,378,663          1,417             --            477      2,415,023            757
====================================================================================================================================

24 Nuveen Investments

                                                        NNF                           NKO                           NRK
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                         5,456,572             --             --             --             --             --
   Withhold                                      399,388             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --             --             --             --             --
====================================================================================================================================
Robert P. Bremner
   For                                         5,436,886             --      4,907,087             --      1,943,709             --
   Withhold                                      419,074             --        303,341             --        179,546             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --      5,210,428             --      2,123,255             --
====================================================================================================================================
Jack B. Evans
   For                                         5,442,732             --      4,907,587             --      1,945,307             --
   Withhold                                      413,228             --        302,841             --        177,948             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --      5,210,428             --      2,123,255             --
====================================================================================================================================
William C. Hunter
   For                                                --            793             --            477             --            656
   Withhold                                           --             83             --             --             --             85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            876             --            477             --            741
====================================================================================================================================
David J. Kundert
   For                                         5,459,246             --             --             --             --             --
   Withhold                                      396,714             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --             --             --             --             --
====================================================================================================================================
William J. Schneider
   For                                                --            793             --            477             --            656
   Withhold                                           --             83             --             --             --             85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            876             --            477             --            741
====================================================================================================================================
Judith M. Stockdale
   For                                         5,439,100             --             --             --             --             --
   Withhold                                      416,860             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --             --             --             --             --
====================================================================================================================================
Carole E. Stone
   For                                         5,437,262             --             --             --             --             --
   Withhold                                      418,698             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --             --             --             --             --
====================================================================================================================================
Terence J. Toth
   For                                         5,456,172             --             --             --             --             --
   Withhold                                      399,788             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,855,960             --             --             --             --             --
====================================================================================================================================

                                                           Nuveen Investments 25

Report of Independent Registered Public Accounting Firm

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund (the "Funds") as of September 30, 2009, and the related statements of operations and cash flows (Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., and Nuveen Insured New York Dividend Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2009, the results of their operations and cash flows (Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., and Nuveen Insured New York Dividend Advantage Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                             [Ernst & Young LLP]

Chicago, Illinois
November 25, 2009

26 Nuveen Investments

NQN | Nuveen New York Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.5% (10.7% OF TOTAL
                   INVESTMENTS)
$       3,500   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 101.00             A   $     3,531,010
                   Bonds, Culinary Institute of America, Series 1999, 5.000%,
                   7/01/22 - NPFG Insured
        2,070   Dormitory Authority of the State of New York, 853 Schools            1/10 at 100.50           N/R         2,085,401
                   Program Insured Revenue Bonds, St. Anne Institute, Issue 2,
                   Series 1998E, 5.000%, 7/01/18 - AMBAC Insured
          935   Dormitory Authority of the State of New York, Housing Revenue          No Opt. Call             A         1,006,836
                   Bonds, Fashion Institute of Technology, Series 2007,
                   5.250%, 7/01/34 - FGIC Insured
        6,500   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 100.50             A         6,551,545
                   Bonds, New York Medical College, Series 1998, 5.000%,
                   7/01/21 - NPFG Insured
        2,000   Dormitory Authority of the State of New York, Insured Revenue        7/11 at 100.00           Aa3         2,060,440
                   Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 -
                   AMBAC Insured
        3,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         3,279,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY
                   Insured
        1,730   Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00           AA-         1,770,655
                   Bonds, State University Dormitory Facilities, Series 2004A,
                   5.000%, 7/01/29 - NPFG Insured
        2,080   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-         2,165,654
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
          550   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00             A           578,083
                   Barnard College, Series 2007A,
                   5.000%, 7/01/37 - FGIC Insured
        1,150   Dormitory Authority of the State of New York, Revenue Bonds,         7/15 at 100.00          Baa1         1,156,475
                   Canisius College, Series 2005, 5.000%, 7/01/21 - NPFG
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          575      5.250%, 7/01/20 - AMBAC Insured                                     No Opt. Call            A1           650,170
          460      5.250%, 7/01/21 - AMBAC Insured                                     No Opt. Call            A1           518,765
        4,500   Dormitory Authority of the State of New York, State and Local        7/15 at 100.00           AA-         4,978,620
                   Appropriation Lease Bonds, Upstate Community Colleges,
                   Series 2005A, 5.000%, 7/01/19 - FGIC Insured
        2,390   New York City Industrial Development Agency, New York, PILOT         1/17 at 100.00           BBB         2,304,629
                   Revenue Bonds, Queens Baseball Stadium Project, Series
                   2006, 5.000%, 1/01/46 - AMBAC Insured
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          890      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-           893,578
        6,080      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         6,044,432
        3,685      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-         3,262,994
          740   New York State Dormitory Authority, Revenue Bonds, New York          7/17 at 100.00           AA-           785,318
                   University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       42,835   Total Education and Civic Organizations                                                                  43,623,605
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 22.5% (14.5% OF TOTAL INVESTMENTS)
                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                Series 1999:
          620      5.250%, 8/01/19 - AMBAC Insured                                   2/10 at 101.00           N/R           627,217
        4,000      5.500%, 8/01/38 - AMBAC Insured                                   2/10 at 101.00           N/R         4,044,920
        6,875   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         6,885,656
                   Mortgage Hospital Revenue Bonds, New York and Presbyterian
                   Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
        1,780   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA         1,938,028
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                   Series 2007, 5.000%, 8/15/27 - FSA Insured
        2,575   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         2,688,686
                   Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                   5.000%, 8/01/29 - FGIC Insured
        3,535   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         3,762,548
                   Revenue Bonds, Montefiore Medical Center, Series 2005,
                   5.000%, 2/01/22 - FGIC Insured

                                                           Nuveen Investments 27

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)
$       1,500   Dormitory Authority of the State of New York, Hospital Revenue       1/10 at 101.00             A   $     1,515,825
                   Bonds, Catholic Health Services of Long Island Obligated
                   Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22
                   - NPFG Insured
        8,000   Dormitory Authority of the State of New York, Revenue Bonds,         1/10 at 101.00             A         8,060,960
                   Catholic Health Services of Long Island Obligated Group -
                   St. Charles Hospital and Rehabilitation Center, Series
                   1999A, 5.500%, 7/01/22 - NPFG Insured
        1,325   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00           AAA         1,449,166
                   Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                   AGC Insured
        6,000   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00            AA         6,360,240
                   Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                   5.000%, 7/01/21 - NPFG Insured
        2,035   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA         2,226,941
                   New York and Presbyterian Hospital, Series 2004A, 5.250%,
                   8/15/15 - FSA Insured
        1,805   Dormitory Authority of the State of New York, Revenue Bonds,        11/09 at 100.50             A         1,824,855
                   North Shore Health System Obligated Group, Series 1998,
                   5.000%, 11/01/23 - NPFG Insured
        1,585   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA         1,643,122
                   The New York and Presbyterian Hospital Project, Series
                   2007, 5.000%, 8/15/36 - FSA Insured
        8,525   Dormitory Authority of the State of New York, Revenue Bonds,         7/11 at 101.00          Baa1         8,810,502
                   Winthrop South Nassau University Health System Obligated
                   Group, Series 2001B, 5.250%, 7/01/26 - AMBAC Insured
        2,000   New York City Health and Hospitals Corporation, New York,            2/10 at 100.00            A+         2,017,940
                   Health System Revenue Bonds, Series 1999A, 5.125%, 2/15/14
                   - AMBAC Insured
                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        3,150      5.250%, 2/15/21 - AMBAC Insured                                   2/13 at 100.00            A+         3,286,553
        2,100      5.250%, 2/15/22 - AMBAC Insured                                   2/13 at 100.00            A+         2,186,982
------------------------------------------------------------------------------------------------------------------------------------
       57,410   Total Health Care                                                                                        59,330,141
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2% (3.4% OF TOTAL INVESTMENTS)
                New York City Housing Development Corporation, New York,
                Capital Fund Program Revenue Bonds, Series 2005A:
        1,230      5.000%, 7/01/14 - FGIC Insured                                      No Opt. Call           AA+         1,387,538
        1,230      5.000%, 7/01/16 - FGIC Insured                                    7/15 at 100.00           AA+         1,378,363
        5,740      5.000%, 7/01/25 - FGIC Insured (UB)                               7/15 at 100.00           AA+         6,095,650
          420   New York City, New York, Multifamily Housing Revenue Bonds,          1/17 at 100.00           AAA           395,678
                   Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                   Insured (Alternative Minimum Tax)
          450   New York State Housing Finance Agency, Affordable Housing            5/19 at 100.00           Aa2           453,474
                   Revenue Bonds, Series 2009B, 4.500%, 11/01/29
           30   New York State Housing Finance Agency, FHA-Insured Multifamily       2/10 at 100.00             A            30,070
                   Housing Mortgage Revenue Bonds, Series 1994B, 6.250%,
                   8/15/14 - AMBAC Insured
                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
        1,490      6.100%, 11/01/15 - FSA Insured                                   11/09 at 100.00           AAA         1,496,437
        2,540      6.125%, 11/01/20 - FSA Insured                                   11/09 at 100.00           AAA         2,543,327
------------------------------------------------------------------------------------------------------------------------------------
       13,130   Total Housing/Multifamily                                                                                13,780,537
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.9% (10.2% OF TOTAL INVESTMENTS)
        3,000   Dormitory Authority of the State of New York, School Districts      10/15 at 100.00            A+         3,084,480
                   Revenue Bond Financing Program, Peekskill City School
                   District, Series 2005D, 5.000%, 10/01/33 - NPFG Insured
        1,200   Erie County, New York, General Obligation Bonds, Series 2003A,       3/13 at 100.00          Baa2         1,258,644
                   5.250%, 3/15/16 - FGIC Insured
          635   Erie County, New York, General Obligation Bonds, Series 2004B,         No Opt. Call          Baa1           684,143
                   5.250%, 4/01/13 - NPFG Insured
        2,000   Hempstead Town, New York, General Obligation Bonds, Series           1/11 at 101.00           Aa1         2,130,600
                   2001A, 5.250%, 1/15/14 - NPFG Insured
       10,735   Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00             A        10,600,061
                   Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured

28 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       1,000   Monroe County, New York, General Obligation Public Improvement       3/12 at 100.00             A   $     1,045,930
                   Bonds, Series 2002, 5.000%, 3/01/16 - FGIC Insured
        2,300   New York City, New York, General Obligation Bonds, Fiscal            3/15 at 100.00            AA         2,524,227
                   Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                New York City, New York, General Obligation Bonds:
        3,000      5.000%, 11/01/19 - FSA Insured (UB)                              11/14 at 100.00           AAA         3,283,680
        2,300      5.000%, 11/01/20 - FSA Insured (UB)                              11/14 at 100.00           AAA         2,509,415
                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          500      5.375%, 4/15/18 - NPFG Insured                                   10/09 at 102.00            A+           511,350
          500      5.375%, 4/15/19 - NPFG Insured                                   10/09 at 102.00            A+           511,285
                Pavilion Central School District, Genesee County, New York,
                General Obligation Bonds, Series 2005:
        1,650      5.000%, 6/15/16 - FSA Insured                                     6/15 at 100.00           AAA         1,895,652
        1,815      5.000%, 6/15/18 - FSA Insured                                     6/15 at 100.00           AAA         2,020,785
        1,145   Three Village Central School District, Brookhaven and                  No Opt. Call           Aa3         1,361,920
                   Smithtown, Suffolk County, New York, General Obligation
                   Bonds, Series 2005, 5.000%, 6/01/18 - FGIC Insured
        1,620   West Islip Union Free School District, Suffolk County, New          10/15 at 100.00           Aa3         1,869,043
                   York, General Obligation Bonds, Series 2005, 5.000%,
                   10/01/16 - FSA Insured
        6,110   Yonkers, New York, General Obligation Bonds, Series 2005A,           8/15 at 100.00             A         6,567,028
                   5.000%, 8/01/16 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       39,510   Total Tax Obligation/General                                                                             41,858,243
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 50.1% (32.3% OF TOTAL INVESTMENTS)
        1,575   Dormitory Authority of the State of New York, Department of          7/15 at 100.00           AA-         1,686,038
                   Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 - CIFG
                   Insured
        1,340   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 101.00           N/R         1,357,661
                   Bonds, 853 Schools Program - Anderson School, Series 1999E,
                   Issue 2, 5.750%, 7/01/19 - AMBAC Insured
        2,000   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 101.00             A         2,027,360
                   Bonds, Special Act School District Program, Series 1999,
                   5.750%, 7/01/19 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, Lease Revenue          8/11 at 100.00           AAA         1,060,640
                   Bonds, Nassau County Board of Cooperative Educational
                   Services, Series 2001A, 5.250%, 8/15/21 - FSA Insured
        1,500   Dormitory Authority of the State of New York, Lease Revenue          8/14 at 100.00           AAA         1,605,600
                   Bonds, Wayne-Finger Lakes Board of Cooperative Education
                   Services, Series 2004, 5.000%, 8/15/23 - FSA Insured
        2,410   Dormitory Authority of the State of New York, Revenue Bonds,         7/14 at 100.00           AA-         2,588,726
                   Department of Health, Series 2004-2, 5.000%, 7/01/20 - FGIC
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series
                2005D-1:
        2,120      5.000%, 2/15/15 - FGIC Insured                                      No Opt. Call           AA-         2,382,117
        1,200      5.000%, 8/15/23 - FGIC Insured                                    2/15 at 100.00           AA-         1,273,560
        4,600   Dormitory Authority of the State of New York, Revenue Bonds,        10/12 at 100.00            A+         4,837,360
                   School Districts Financing Program, Series 2002D, 5.250%,
                   10/01/23 - NPFG Insured
        3,135   Dormitory Authority of the State of New York, Secured Hospital       2/10 at 100.00            A1         3,147,916
                   Insured Revenue Bonds, Southside Hospital, Series 1998,
                   5.000%, 2/15/25 - NPFG Insured
          375   Dormitory Authority of the State of New York, State Personal         3/15 at 100.00           AAA           412,815
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                   FSA Insured
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,000      5.750%, 5/01/20 - FSA Insured                                     5/12 at 100.00           AAA         1,095,020
        1,200      5.750%, 5/01/22 - FSA Insured                                     5/12 at 100.00           AAA         1,303,344
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,290      5.750%, 5/01/26 - FSA Insured (UB)                                5/14 at 100.00           AAA         1,376,443
        1,780      5.750%, 5/01/27 - FSA Insured (UB)                                5/18 at 100.00           AAA         1,987,975

                                                           Nuveen Investments 29

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       5,630   Erie County Industrial Development Agency, New York, School          5/17 at 100.00           AAA   $     6,183,992
                   Facility Revenue Bonds, Buffalo City School District, Series
                   2007A, 5.750%, 5/01/28 - FSA Insured (UB)
        6,000   Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00           AAA         6,297,120
                   Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured
        2,760   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-         2,936,364
                   Contract Bonds, Series 2002B, 5.500%, 7/01/18 - NPFG Insured
                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,250      5.500%, 1/01/19 - NPFG Insured                                    7/12 at 100.00           AA-         1,327,825
        2,000      5.500%, 1/01/20 - NPFG Insured                                    7/12 at 100.00           AA-         2,115,840
        2,000      5.000%, 7/01/25 - FGIC Insured                                    7/12 at 100.00           AA-         2,063,100
        4,095      5.000%, 7/01/30 - AMBAC Insured                                   7/12 at 100.00           AA-         4,188,694
        4,500   Metropolitan Transportation Authority, New York, State Service         No Opt. Call           AAA         5,415,435
                   Contract Refunding Bonds, Series 2008, 5.750%, 7/01/18 - FSA
                   Insured (UB)
        4,820   Nassau County Interim Finance Authority, New York, Sales and           No Opt. Call           AAA         5,597,562
                   Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 -
                   AMBAC Insured
                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        2,115      5.000%, 11/15/18 - AMBAC Insured                                 11/13 at 100.00           AAA         2,318,357
        1,305      4.750%, 11/15/21 - AMBAC Insured                                 11/13 at 100.00           AAA         1,396,559
        1,305      4.750%, 11/15/22 - AMBAC Insured                                 11/13 at 100.00           AAA         1,391,169
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        2,200      5.000%, 10/15/25 - NPFG Insured (UB)                             10/14 at 100.00           AAA         2,372,062
        1,600      5.000%, 10/15/26 - NPFG Insured (UB)                             10/14 at 100.00           AAA         1,718,816
        6,640      5.000%, 10/15/29 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         7,060,312
        1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         1,581,510
        1,435   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA         1,559,285
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/20 -
                   AMBAC Insured
        1,660   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         1,801,299
                   Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 -
                   NPFG Insured
        2,000   New York City Transitional Finance Authority, New York, Future       2/14 at 100.00           AAA         2,229,100
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                   SYNCORA GTY Insured
        3,910   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         4,188,470
                   Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%,
                   2/01/22 - NPFG Insured
                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bonds Trust 3095:
          700      13.010%, 11/15/30 - AMBAC Insured (IF)                           11/15 at 100.00           AAA           849,499
        3,195      12.996%, 11/15/44 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         3,705,401
        3,000   New York State Local Government Assistance Corporation, Revenue        No Opt. Call           AAA         3,471,840
                   Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured (UB)
        1,500   New York State Thruway Authority, General Revenue Bonds, Series      7/15 at 100.00           AAA         1,581,045
                   2008, 5.000%, 1/01/30 - FSA Insured (UB)
                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2005B:
        7,350      5.500%, 4/01/20 - AMBAC Insured                                     No Opt. Call            AA         9,034,400
        1,500      5.000%, 4/01/21 - AMBAC Insured                                  10/15 at 100.00            AA         1,657,005
        1,750   New York State Thruway Authority, State Personal Income Tax          9/14 at 100.00           AAA         1,884,698
                   Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC Insured
                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        6,300      5.250%, 6/01/20 - AMBAC Insured                                   6/13 at 100.00           AA-         6,745,095
        1,000      5.250%, 6/01/21 - AMBAC Insured                                   6/13 at 100.00           AA-         1,067,220
        4,500      5.250%, 6/01/22 - AMBAC Insured                                   6/13 at 100.00           AA-         4,789,350

30 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       1,000   New York State Urban Development Corporation, State Personal         3/15 at 100.00           AAA   $     1,060,660
                   Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                   FSA Insured
        1,000   Niagara Falls City School District, Niagara County, New York,        6/15 at 100.00           AAA         1,002,880
                   Certificates of Participation, High School Facility, Series
                   2005, 5.000%, 6/15/28 - FSA Insured
        1,435   Suffolk County Industrial Development Agency, New York, Revenue     10/10 at 102.00          Baa1         1,504,999
                   Bonds, Hampton Bays Public Library, Series 1999A, 6.000%,
                   10/01/19 - NPFG Insured
        2,770   Syracuse Industrial Development Authority, New York, PILOT           1/17 at 100.00          BBB-         2,012,156
                   Mortgage Revenue Bonds, Carousel Center Project, Series
                   2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      122,250   Total Tax Obligation/Limited                                                                            132,251,694
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.6% (10.8% OF TOTAL INVESTMENTS)
        2,000   Metropolitan Transportation Authority, New York, Transportation     11/12 at 100.00             A         2,188,700
                   Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 -
                   AMBAC Insured
                New York State Thruway Authority, General Revenue Bonds, Series
                2005F:
        1,955      5.000%, 1/01/20 - AMBAC Insured                                   1/15 at 100.00            A+         2,125,789
        5,360      5.000%, 1/01/30 - AMBAC Insured                                   1/15 at 100.00            A+         5,588,122
          710   New York State Thruway Authority, General Revenue Bonds, Series      1/18 at 100.00            A+           782,519
                   2007H, 5.000%, 1/01/25 - FGIC Insured
        2,300   Niagara Frontier Airport Authority, New York, Airport Revenue       10/09 at 101.00             A         2,310,994
                   Bonds, Buffalo Niagara International Airport, Series 1999A,
                   5.625%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)
                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
        2,080      5.000%, 12/01/19 - FSA Insured                                    6/15 at 101.00           AAA         2,340,811
        2,625      5.000%, 12/01/28 - SYNCORA GTY Insured                            6/15 at 101.00           AA-         2,827,650
        1,475      5.000%, 12/01/31 - SYNCORA GTY Insured                            6/15 at 101.00           AA-         1,573,235
          870   Port Authority of New York and New Jersey, Consolidated Revenue      8/17 at 100.00           AAA         1,141,945
                   Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                   16.962%, 8/15/32 - FSA Insured (IF)
        5,025   Port Authority of New York and New Jersey, Special Project          12/09 at 100.00             A         4,860,331
                   Bonds, JFK International Air Terminal LLC, Sixth Series
                   1997, 5.750%, 12/01/25 - NPFG Insured (Alternative Minimum
                   Tax)
                Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
        3,300      7.000%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)          1/10 at 100.00          BBB-         3,309,405
       11,500      6.000%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)          1/10 at 100.00          BBB-        11,510,810
                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780      5.500%, 11/15/20 - NPFG Insured                                     No Opt. Call           Aa3           961,514
        2,300      5.250%, 11/15/22 - NPFG Insured                                  11/12 at 100.00           Aa3         2,436,689
------------------------------------------------------------------------------------------------------------------------------------
       42,280   Total Transportation                                                                                     43,958,514
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.5% (2.3% OF TOTAL INVESTMENTS) (4)
                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           65      5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA            68,176
           10      5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA            10,486
                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2001B:
           75      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured             8/11 at 100.00       AA- (4)            81,857
           25      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured             8/11 at 100.00       AA- (4)            27,271
          770   Dormitory Authority of the State of New York, Judicial                 No Opt. Call           Aaa           928,967
                   Facilities Lease Revenue Bonds, Suffolk County Issue, Series
                   1986, 7.375%, 7/01/16 - BIGI Insured (ETM)
          945   Metropolitan Transportation Authority, New York, Commuter           11/09 at 100.00       N/R (4)           948,128
                   Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                   AMBAC Insured (ETM)
        5,090   Metropolitan Transportation Authority, New York, Dedicated Tax      10/15 at 100.00           AAA         6,025,542
                   Fund Bonds, Series 1998A, 5.000%, 4/01/23 (Pre-refunded
                   10/01/15) - FGIC Insured
        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax      10/14 at 100.00           AAA         1,164,410
                   Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded
                   10/01/14) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        7,980   Total U.S. Guaranteed                                                                                     9,254,837
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.6% (4.9% OF TOTAL INVESTMENTS)
$       2,500   Long Island Power Authority, New York, Electric System General       9/11 at 100.00           AAA   $     2,557,275
                   Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured
        2,620   Long Island Power Authority, New York, Electric System General       9/13 at 100.00            A3         2,787,994
                   Revenue Bonds, Series 2003C, 5.000%, 9/01/16 - CIFG Insured
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        4,540      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00             A         4,827,836
        6,160      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00             A         6,487,650
          625   Long Island Power Authority, New York, Electric System General       6/16 at 100.00            A-           647,163
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
        2,000   New York State Energy Research and Development Authority,            3/10 at 101.00             A         2,002,360
                   Pollution Control Revenue Bonds, Rochester Gas and Electric
                   Corporation, Series 1998A, 5.950%, 9/01/33 - NPFG Insured
                   (Alternative Minimum Tax)
          760   Power Authority of the State of New York, General Revenue           11/15 at 100.00           Aa2           845,340
                   Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,205   Total Utilities                                                                                          20,155,618
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0% (4.5% OF TOTAL INVESTMENTS)
                New York City Municipal Water Finance Authority, New York,
                Water and Sewer System Revenue Bonds:
        5,030      5.000%, 6/15/27 - NPFG Insured (UB)                               6/15 at 100.00           AAA         5,390,198
        2,575      5.000%, 6/15/36 - NPFG Insured (UB)                               6/16 at 100.00           AAA         2,723,500
        1,660   New York City Municipal Water Finance Authority, New York,           6/10 at 101.00           AAA         1,736,675
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2000B, 6.100%, 6/15/31 - NPFG Insured
        3,000   New York City Municipal Water Finance Authority, New York,           6/14 at 100.00           AAA         3,127,410
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2004C, 5.000%, 6/15/35 - AMBAC Insured
        5,200   Suffolk County Water Authority, New York, Waterworks Revenue         6/15 at 100.00           AA+         5,548,087
                   Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       17,465   Total Water and Sewer                                                                                    18,525,870
------------------------------------------------------------------------------------------------------------------------------------
$     362,065   Total Long-Term Municipal Bonds (cost $367,024,174) - 144.9%                                            382,739,059
                   (93.6% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 9.8% (6.4% OF TOTAL INVESTMENTS)
                MUNICIPAL BONDS - 1.9% (1.2% OF TOTAL INVESTMENTS)
                TAX OBLIGATION/LIMITED - 1.9% (1.2% OF TOTAL INVESTMENTS)
$       5,000   Metropolitan Transportation Authority, New York, Dedicated Tax       1/10 at 100.00           A-1   $     5,000,000
                   Fund Bonds, Variable Rate Demand Revenue Obligations, Series
                   2008A, 0.410%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                EURO DOLLAR TIME DEPOSIT - 7.9% (5.2% OF TOTAL INVESTMENTS)
       20,962   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                    N/A           N/A        20,962,331
------------------------------------------------------------------------------------------------------------------------------------
$      25,962   Total Short-Term Investments (cost $25,962,331)                                                          25,962,331
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $392,986,505) - 154.7%                                                          408,701,390
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (14.1)%                                                                     (37,145,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      4,113,947
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (42.2)% (6)                                      (111,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $   264,170,337
                ====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.3%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 33

NVN | Nuveen New York Select Quality Municipal Fund, Inc.
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.9% (11.7% OF TOTAL
                   INVESTMENTS)
$         500   Amherst Industrial Development Agency, New York, Revenue Bonds,      8/10 at 102.00            A3   $       517,705
                   UBF Faculty/Student Housing Corporation, University of
                   Buffalo Lakeside Cottage Project, Series 2000B, 5.625%,
                   8/01/20 - AMBAC Insured
                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of
                Buffalo Project, Series 2000A:
        1,315      5.625%, 8/01/20 - AMBAC Insured                                   8/10 at 102.00            A3         1,374,911
          610      5.750%, 8/01/25 - AMBAC Insured                                   8/10 at 102.00            A3           633,601
        2,500   Dormitory Authority of the State of New York, General Revenue          No Opt. Call           AA-         3,024,050
                   Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 -
                   AMBAC Insured
        1,235   Dormitory Authority of the State of New York, Housing Revenue          No Opt. Call             A         1,329,885
                   Bonds, Fashion Institute of Technology, Series 2007, 5.250%,
                   7/01/34 - FGIC Insured
          695   Dormitory Authority of the State of New York, Insured Revenue        7/12 at 100.00            A2           728,242
                   Bonds, Fordham University, Series 2002, 5.000%, 7/01/18 -
                   FGIC Insured
                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, New York University, Series 2001-2:
        1,350      5.500%, 7/01/18 - AMBAC Insured                                   7/11 at 100.00           AA-         1,430,096
          800      5.500%, 7/01/20 - AMBAC Insured                                   7/11 at 100.00           AA-           846,416
          600      5.500%, 7/01/21 - AMBAC Insured                                   7/11 at 100.00           AA-           634,812
        2,125   Dormitory Authority of the State of New York, Insured Revenue        7/11 at 100.00           Aa3         2,185,201
                   Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 -
                   AMBAC Insured
        2,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         2,186,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
        1,835   Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00           AA-         1,878,123
                   Bonds, State University Dormitory Facilities, Series 2004A,
                   5.000%, 7/01/29 - NPFG Insured
        2,790   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-         2,904,892
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
          735   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00             A           772,529
                   Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Canisius College, Series 2000:
        1,000      5.100%, 7/01/20 - NPFG Insured                                    7/11 at 101.00             A         1,023,360
        2,875      5.250%, 7/01/30 - NPFG Insured                                    7/11 at 101.00             A         2,891,560
                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          775      5.250%, 7/01/20 - AMBAC Insured                                     No Opt. Call            A1           876,316
          620      5.250%, 7/01/21 - AMBAC Insured                                     No Opt. Call            A1           699,205
        3,545   Madison County Industrial Development Agency, New York, Civic        7/15 at 100.00           AAA         4,089,654
                   Facility Revenue Bonds, Colgate University, Tender Option
                   Bond Trust 3127, 12.491%, 7/01/40 - AMBAC Insured (IF)
        1,000   Nassau County Industrial Development Agency, New York, Revenue       1/10 at 101.00             A         1,006,320
                   Refunding Bonds, Hofstra University, Series 1998, 5.000%,
                   7/01/23 - NPFG Insured
        7,250   New York City Industrial Development Agency, New York, Civic         1/10 at 100.50             A         7,313,438
                   Facility Revenue Bonds, Horace Mann School, Series 1998,
                   5.000%, 7/01/28 - NPFG Insured
          800   New York City Industrial Development Agency, New York, Payment       1/19 at 100.00           AAA           945,672
                   in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium
                   Project, Series 2009, 6.375%, 1/01/39 - AGC Insured
                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
        2,000      5.000%, 1/01/36 - AMBAC Insured                                   1/17 at 100.00           BBB         1,959,740
        3,200      5.000%, 1/01/46 - AMBAC Insured                                   1/17 at 100.00           BBB         3,085,696
        1,905   New York City Industrial Development Agency, New York, Revenue       3/19 at 100.00           AAA         2,353,342
                   Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%,
                   3/01/49 - AGC Insured

34 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
$       1,195      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-   $     1,199,804
        9,735      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         9,678,050
        5,830      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-         5,162,348
          995   New York State Dormitory Authority, Revenue Bonds, New York          7/17 at 100.00           AA-         1,055,934
                   University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       61,815   Total Education and Civic Organizations                                                                  63,786,902
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.0% (12.4% OF TOTAL INVESTMENTS)
        5,995   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         6,001,595
                   Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals,
                   Series 1997, 5.375%, 2/01/32 - AMBAC Insured
        5,730   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 101.00           N/R         5,794,348
                   Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                   Series 1999, 5.500%, 8/01/38 - AMBAC Insured
        2,915   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         2,919,518
                   Mortgage Hospital Revenue Bonds, New York and Presbyterian
                   Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
        2,385   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA         2,596,740
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                   Series 2007, 5.000%, 8/15/27 - FSA Insured
        2,655   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         2,772,218
                   Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                   5.000%, 8/01/29 - FGIC Insured
        6,500   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         6,524,310
                   Mortgage Revenue Refunding Bonds, United Health Services,
                   Series 1997, 5.375%, 8/01/27 - AMBAC Insured
        1,000   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         1,064,370
                   Revenue Bonds, Montefiore Medical Center, Series 2005,
                   5.000%, 2/01/22 - FGIC Insured
        6,430   Dormitory Authority of the State of New York, Hospital Revenue       1/10 at 101.00             A         6,458,163
                   Bonds, Catholic Health Services of Long Island Obligated
                   Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/24
                   - NPFG Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Health Quest System Inc., Series 2007B:
          955      5.250%, 7/01/27 - AGC Insured                                     7/17 at 100.00           AAA         1,044,493
          825      5.125%, 7/01/37 - AGC Insured                                     7/17 at 100.00           AAA           869,418
                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500      5.000%, 7/01/21 - NPFG Insured                                    7/13 at 100.00            AA         2,650,100
        3,210      5.000%, 7/01/22 - NPFG Insured                                    7/13 at 100.00            AA         3,392,264
        2,820   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA         3,085,982
                   New York and Presbyterian Hospital, Series 2004A, 5.250%,
                   8/15/15 - FSA Insured
        2,120   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA         2,197,740
                   The New York and Presbyterian Hospital Project, Series 2007,
                   5.000%, 8/15/36 - FSA Insured
       12,020   Dormitory Authority of the State of New York, Revenue Bonds,         7/11 at 101.00           N/R        12,422,549
                   Winthrop South Nassau University Health System Obligated
                   Group, Series 2001A, 5.250%, 7/01/26 - AMBAC Insured
        2,025   Dormitory Authority of the State of New York, Revenue Bonds,         7/11 at 101.00          Baa1         2,080,303
                   Winthrop South Nassau University Health System Obligated
                   Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured
                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800      5.250%, 2/15/21 - AMBAC Insured                                   2/13 at 100.00            A+         2,921,380
        3,065      5.250%, 2/15/22 - AMBAC Insured                                   2/13 at 100.00            A+         3,191,952
------------------------------------------------------------------------------------------------------------------------------------
       65,950   Total Health Care                                                                                        67,987,443
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4% (2.8% OF TOTAL INVESTMENTS)
                New York City Housing Development Corporation, New York,
                Capital Fund Program Revenue Bonds, Series 2005A:
        1,470      5.000%, 7/01/14 - FGIC Insured                                      No Opt. Call           AA+         1,658,278
        1,470      5.000%, 7/01/16 - FGIC Insured                                    7/15 at 100.00           AA+         1,647,311
        5,445      5.000%, 7/01/25 - FGIC Insured (UB)                               7/15 at 100.00           AA+         5,782,372
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)
$       1,731   New York City Housing Development Corporation, New York,            10/09 at 105.00           N/R   $     1,822,746
                   Multifamily Housing Revenue Bonds, Pass-Through
                   Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured
          540   New York City, New York, Multifamily Housing Revenue Bonds,          1/17 at 100.00           AAA           508,729
                   Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                   Insured (Alternative Minimum Tax)
                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
          755      6.100%, 11/01/15 - FSA Insured                                   11/09 at 100.00           AAA           758,262
        3,380      6.125%, 11/01/20 - FSA Insured                                   11/09 at 100.00           AAA         3,384,428
------------------------------------------------------------------------------------------------------------------------------------
       14,791   Total Housing/Multifamily                                                                                15,562,126
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)
        5,535   Dormitory Authority of the State of New York, FHA-Insured            8/11 at 101.00             A         5,697,065
                   Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                   Home and Health Center, Series 2001, 5.200%, 8/01/36 - NPFG
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.7% (10.9% OF TOTAL INVESTMENTS)
        1,500   Erie County, New York, General Obligation Bonds, Series 2003A,       3/13 at 100.00          Baa2         1,573,305
                   5.250%, 3/15/16 - FGIC Insured
          745   Erie County, New York, General Obligation Bonds, Series 2004B,         No Opt. Call          Baa1           802,656
                   5.250%, 4/01/13 - NPFG Insured
        2,000   Erie County, New York, General Obligation Bonds, Series 2005A,      12/15 at 100.00             A         2,238,020
                   5.000%, 12/01/18 - NPFG Insured
       14,405   Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00             A        14,223,924
                   Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
           45   New York City, New York, General Obligation Bonds, Fiscal            2/10 at 100.00           AAA            45,217
                   Series 1992C, 6.250%, 8/01/10 - FSA Insured
                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998H:
        3,730      5.125%, 8/01/25 - NPFG Insured                                    2/10 at 100.50            AA         3,752,902
        5,410      5.375%, 8/01/27 - NPFG Insured                                    2/10 at 100.50            AA         5,443,758
        3,920   New York City, New York, General Obligation Bonds, Fiscal           10/09 at 101.00            AA         3,962,454
                   Series 1999I, 5.000%, 4/15/29 - NPFG Insured
        3,000   New York City, New York, General Obligation Bonds, Fiscal            8/10 at 101.00            AA         3,131,640
                   Series 2001D, 5.000%, 8/01/16 - FGIC Insured
        2,900   New York City, New York, General Obligation Bonds, Fiscal            3/15 at 100.00            AA         3,182,721
                   Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                New York City, New York, General Obligation Bonds:
        3,250      5.000%, 11/01/19 - FSA Insured (UB)                              11/14 at 100.00           AAA         3,557,320
        1,650      5.000%, 11/01/20 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,800,233
                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          100      5.375%, 4/15/18 - NPFG Insured                                   10/09 at 102.00            A+           102,270
          100      5.375%, 4/15/19 - NPFG Insured                                   10/09 at 102.00            A+           102,257
                Rensselaer County, New York, General Obligation Bonds, Series
                1991:
          960      6.700%, 2/15/16 - AMBAC Insured                                     No Opt. Call           AA-         1,210,272
          960      6.700%, 2/15/17 - AMBAC Insured                                     No Opt. Call           AA-         1,214,093
          960      6.700%, 2/15/18 - AMBAC Insured                                     No Opt. Call           AA-         1,229,894
          960      6.700%, 2/15/19 - AMBAC Insured                                     No Opt. Call           AA-         1,259,194
          960      6.700%, 2/15/20 - AMBAC Insured                                     No Opt. Call           AA-         1,275,744
          747      6.700%, 2/15/21 - AMBAC Insured                                     No Opt. Call           AA-         1,002,325
                Rochester, New York, General Obligation Bonds, Series 1999:
          735      5.250%, 10/01/20 - NPFG Insured                                     No Opt. Call             A           861,155
          735      5.250%, 10/01/21 - NPFG Insured                                     No Opt. Call             A           862,148
          730      5.250%, 10/01/22 - NPFG Insured                                     No Opt. Call             A           855,443
          730      5.250%, 10/01/23 - NPFG Insured                                     No Opt. Call             A           856,903
          730      5.250%, 10/01/24 - NPFG Insured                                     No Opt. Call             A           862,159
          730      5.250%, 10/01/25 - NPFG Insured                                     No Opt. Call             A           865,729
          725      5.250%, 10/01/26 - NPFG Insured                                     No Opt. Call             A           860,807
        2,190   Yonkers, New York, General Obligation Bonds, Series 2005B,           8/15 at 100.00             A         2,296,478
                   5.000%, 8/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       55,607   Total Tax Obligation/General                                                                             59,431,021
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 46.9% (30.5% OF TOTAL INVESTMENTS)
$       7,145   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 101.00             A   $     7,242,744
                   Bonds, Special Act School District Program, Series 1999,
                   5.750%, 7/01/19 - NPFG Insured
        3,610   Dormitory Authority of the State of New York, Revenue Bonds,         7/14 at 100.00           AA-         3,877,718
                   Department of Health, Series 2004-2, 5.000%, 7/01/20 - FGIC
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series
                2005D-1:
          670      5.000%, 2/15/15 - FGIC Insured                                      No Opt. Call           AA-           752,839
        1,715      5.000%, 8/15/23 - FGIC Insured                                    2/15 at 100.00           AA-         1,820,130
        7,925   Dormitory Authority of the State of New York, Revenue Bonds,        10/12 at 100.00            A+         8,333,930
                   School Districts Financing Program, Series 2002D, 5.250%,
                   10/01/23 - NPFG Insured
        1,090   Dormitory Authority of the State of New York, State Personal         3/15 at 100.00           AAA         1,199,916
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                   FSA Insured
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,230      5.750%, 5/01/20 - FSA Insured                                     5/12 at 100.00           AAA         1,346,875
        1,225      5.750%, 5/01/22 - FSA Insured                                     5/12 at 100.00           AAA         1,330,497
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,700      5.750%, 5/01/26 - FSA Insured (UB)                                5/14 at 100.00           AAA         1,813,917
        2,390      5.750%, 5/01/28 - FSA Insured (UB)                                5/18 at 100.00           AAA         2,663,751
        7,545   Erie County Industrial Development Agency, New York, School          5/17 at 100.00           AAA         8,287,428
                   Facility Revenue Bonds, Buffalo City School District,
                   5.750%, 5/01/28 - FSA Insured (UB)
        7,500   Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00           AAA         7,871,400
                   Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured
        4,600   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-         4,893,940
                   Contract Bonds, Series 2002B, 5.500%, 7/01/18 - NPFG Insured
                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        3,000      5.500%, 1/01/19 - NPFG Insured                                    7/12 at 100.00           AA-         3,186,780
        5,000      5.500%, 1/01/20 - NPFG Insured                                    7/12 at 100.00           AA-         5,289,600
        2,375      5.000%, 7/01/25 - FGIC Insured                                    7/12 at 100.00           AA-         2,449,931
        4,050      5.000%, 7/01/30 - AMBAC Insured                                   7/12 at 100.00           AA-         4,142,664
        2,000   Metropolitan Transportation Authority, New York, State Service         No Opt. Call           AAA         2,406,860
                   Contract Refunding Bonds, Series 2008, 5.750%, 7/01/18 - FSA
                   Insured (UB)
                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        4,000      5.000%, 11/15/18 - AMBAC Insured                                 11/13 at 100.00           AAA         4,384,600
        1,560      4.750%, 11/15/21 - AMBAC Insured                                 11/13 at 100.00           AAA         1,669,450
        1,560      4.750%, 11/15/22 - AMBAC Insured                                 11/13 at 100.00           AAA         1,663,007
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,640      5.000%, 10/15/25 - NPFG Insured (UB)                             10/14 at 100.00           AAA         3,924,684
        1,960      5.000%, 10/15/26 - NPFG Insured (UB)                             10/14 at 100.00           AAA         2,105,550
        5,420      5.000%, 10/15/29 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         5,763,086
        1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         1,581,510
        5,600   New York City Transitional Finance Authority, New York,              1/17 at 100.00           AA-         6,013,112
                   Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                   1/15/28 - FGIC Insured
                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
        2,820      5.250%, 5/01/16 - NPFG Insured                                   11/11 at 101.00           AAA         3,073,603
        1,000      5.250%, 5/01/17 - NPFG Insured                                   11/11 at 101.00           AAA         1,087,760
        5,930   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA         6,443,597
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 -
                   AMBAC Insured
        3,160   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         3,428,979
                   Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 -
                   NPFG Insured
        2,000   New York City Transitional Finance Authority, New York, Future       2/14 at 100.00           AAA         2,229,100
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                   SYNCORA GTY Insured

                                                           Nuveen Investments 37

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       3,500   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA   $     3,749,270
                   Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%,
                   2/01/22 - NPFG Insured
                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bonds Trust 3095:
          835      13.010%, 11/15/30 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         1,013,331
        3,955      12.996%, 11/15/44 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         4,586,811
                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
          875      5.125%, 5/15/19 - AMBAC Insured                                   5/11 at 100.00             A           916,274
          920      5.125%, 5/15/20 - AMBAC Insured                                   5/11 at 100.00             A           963,396
          965      5.250%, 5/15/21 - AMBAC Insured                                   5/11 at 100.00             A         1,012,430
        1,015      5.250%, 5/15/22 - AMBAC Insured                                   5/11 at 100.00             A         1,047,622
        1,650   New York State Thruway Authority, General Revenue Bonds,             7/15 at 100.00           AAA         1,739,150
                   Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
        1,000   New York State Thruway Authority, Highway and Bridge Trust           4/14 at 100.00            AA         1,088,050
                   Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 -
                   NPFG Insured
                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        8,455      5.500%, 4/01/20 - AMBAC Insured                                     No Opt. Call            AA        10,392,631
        1,500      5.000%, 4/01/21 - AMBAC Insured                                  10/15 at 100.00            AA         1,657,005
        1,000   New York State Thruway Authority, State Personal Income Tax          9/14 at 100.00           AAA         1,076,970
                   Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC Insured
                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       11,100      5.250%, 6/01/20 - AMBAC Insured                                   6/13 at 100.00           AA-        11,884,214
        1,000      5.250%, 6/01/21 - AMBAC Insured                                   6/13 at 100.00           AA-         1,067,220
        4,565      5.250%, 6/01/22 - AMBAC Insured                                   6/13 at 100.00           AA-         4,858,530
          500   New York State Urban Development Corporation, State Personal         3/15 at 100.00           AAA           530,330
                   Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                   FSA Insured
        4,000   Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call           AAA         4,548,320
                   Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                   FSA Insured
        3,715   Syracuse Industrial Development Authority, New York, PILOT           1/17 at 100.00          BBB-         2,698,613
                   Mortgage Revenue Bonds, Carousel Center Project, Series
                   2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      155,470   Total Tax Obligation/Limited                                                                            167,109,125
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.7% (5.7% OF TOTAL INVESTMENTS)
                Metropolitan Transportation Authority, New York,
                Transportation Revenue Refunding Bonds, Series 2002A:
        6,000      5.500%, 11/15/18 - AMBAC Insured                                 11/12 at 100.00             A         6,598,440
        2,000      5.125%, 11/15/22 - FGIC Insured                                  11/12 at 100.00             A         2,088,460
                Metropolitan Transportation Authority, New York,
                Transportation Revenue Refunding Bonds, Series 2002E:
        1,335      5.500%, 11/15/21 - NPFG Insured                                  11/12 at 100.00             A         1,445,551
        4,575      5.000%, 11/15/25 - NPFG Insured                                  11/12 at 100.00             A         4,726,936
                New York State Thruway Authority, General Revenue Bonds,
                Series 2005F:
        2,625      5.000%, 1/01/20 - AMBAC Insured                                   1/15 at 100.00            A+         2,854,320
          425      5.000%, 1/01/30 - AMBAC Insured                                   1/15 at 100.00            A+           443,088
          955   New York State Thruway Authority, General Revenue Bonds,             1/18 at 100.00            A+         1,052,544
                   Series 2007H, 5.000%, 1/01/25 - FGIC Insured
        2,500   Niagara Frontier Airport Authority, New York, Airport Revenue       10/09 at 101.00             A         2,511,950
                   Bonds, Buffalo Niagara International Airport, Series 1999A,
                   5.625%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)
        1,675   Port Authority of New York and New Jersey, Consolidated              6/15 at 101.00           AA-         1,786,555
                   Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
                   12/01/31 - SYNCORA GTY Insured
        1,170   Port Authority of New York and New Jersey, Consolidated              8/17 at 100.00           AAA         1,535,719
                   Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust
                   2920, 16.962%, 8/15/32 - FSA Insured (IF)

38 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)
                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
$       1,570      5.500%, 11/15/20 - NPFG Insured                                     No Opt. Call           Aa3   $     1,935,355
        3,800      5.250%, 11/15/22 - NPFG Insured                                  11/12 at 100.00           Aa3         4,025,834
------------------------------------------------------------------------------------------------------------------------------------
       28,630   Total Transportation                                                                                     31,004,752
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4% (8.1% OF TOTAL INVESTMENTS) (4)
                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
        2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)         2,506,352
        1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)         1,878,509
          505   Dormitory Authority of the State of New York, Suffolk County,       10/09 at 106.27      Baa1 (4)           663,040
                   Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                   9.500%, 4/15/14 (ETM)
                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,000      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured             6/11 at 101.00        A2 (4)         1,096,400
        1,000      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured             6/11 at 101.00        A2 (4)         1,096,400
        4,695   Metropolitan Transportation Authority, New York, Commuter            7/11 at 100.00       N/R (4)         5,080,647
                   Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                   (Pre-refunded 7/01/11) - FGIC Insured
       11,000   Metropolitan Transportation Authority, New York, Dedicated Tax      10/15 at 100.00           AAA        12,865,819
                   Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded
                   10/01/15) - FGIC Insured
                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured            10/14 at 100.00           AAA         4,657,640
        3,250      5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured            10/14 at 100.00           AAA         3,784,333
          820   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA           920,516
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21
                   (Pre-refunded 8/01/12) - AMBAC Insured
        3,000   New York State Thruway Authority, Highway and Bridge Trust           4/12 at 100.00           AAA         3,332,910
                   Fund Bonds, Series 2002A, 5.250%, 4/01/19 (Pre-refunded
                   4/01/12) - FSA Insured
        6,000   New York State Urban Development Corporation, Service Contract       1/11 at 100.00           AAA         6,344,940
                   Revenue Bonds, Correctional Facilities, Series 2000C,
                   5.125%, 1/01/23 (Pre-refunded 1/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       39,635   Total U.S. Guaranteed                                                                                    44,227,506
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8% (7.7% OF TOTAL INVESTMENTS)
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000      0.000%, 6/01/24 - FSA Insured                                       No Opt. Call           AAA         2,291,480
        4,000      0.000%, 6/01/25 - FSA Insured                                       No Opt. Call           AAA         2,177,120
       15,000      0.000%, 6/01/26 - FSA Insured                                       No Opt. Call           AAA         7,713,300
        3,000      0.000%, 6/01/27 - FSA Insured                                       No Opt. Call           AAA         1,456,890
        4,500      0.000%, 6/01/28 - FSA Insured                                       No Opt. Call           AAA         2,048,490
        3,000      0.000%, 6/01/29 - FSA Insured                                       No Opt. Call           AAA         1,281,870
        3,000   Long Island Power Authority, New York, Electric System General       9/11 at 100.00           AAA         3,068,730
                   Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,010      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00             A         6,391,034
        7,735      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00             A         8,146,425
          750   Long Island Power Authority, New York, Electric System General       6/16 at 100.00            A-           776,595
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
        6,000   New York State Energy Research and Development Authority,            3/10 at 101.00             A         6,007,080
                   Pollution Control Revenue Bonds, Rochester Gas and Electric
                   Corporation, Series 1998A, 5.950%, 9/01/33 - NPFG Insured
                   (Alternative Minimum Tax)
          650   Power Authority of the State of New York, General Revenue           11/15 at 100.00           Aa2           722,989
                   Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       57,645   Total Utilities                                                                                          42,082,003
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.9% (4.5% OF TOTAL INVESTMENTS)
                New York City Municipal Water Finance Authority, New York,
                Water and Sewer System Revenue Bonds:
        5,920      5.000%, 6/15/27 - NPFG Insured (UB)                               6/15 at 100.00           AAA         6,343,931
        3,455      5.000%, 6/15/36 - NPFG Insured (UB)                               6/16 at 100.00           AAA         3,654,250

                                                           Nuveen Investments 39

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)
$       1,245   New York City Municipal Water Finance Authority, New York,           6/10 at 101.00           AAA   $     1,302,507
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2000B, 6.100%, 6/15/31 - NPFG Insured
        1,225   New York City Municipal Water Finance Authority, New York,           6/10 at 101.00           AAA         1,280,713
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2000B, 6.000%, 6/15/33 (Mandatory put 6/15/10) - NPFG
                   Insured
        3,000   New York City Municipal Water Finance Authority, New York,           6/14 at 100.00           AAA         3,127,410
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2004C, 5.000%, 6/15/35 - AMBAC Insured
        7,100   Suffolk County Water Authority, New York, Waterworks Revenue         6/15 at 100.00           AA+         7,575,274
                   Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG Insured
        2,230   Upper Mohawk Valley Regional Water Finance Authority, New              No Opt. Call            A3         1,244,432
                   York, Water System Revenue Bonds, Series 2000, 0.000%,
                   4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       24,175   Total Water and Sewer                                                                                    24,528,517
------------------------------------------------------------------------------------------------------------------------------------
$     509,253   Total Long-Term Municipal Bonds (cost $492,134,610) - 146.3%                                            521,416,460
                   (95.3% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 7.2% (4.7% OF TOTAL INVESTMENTS)
                MUNICIPAL BONDS - 1.4% (0.9% OF TOTAL INVESTMENTS)
                TAX OBLIGATION/LIMITED - 1.4% (0.9% OF TOTAL INVESTMENTS)
        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax       1/10 at 100.00           A-1         5,000,000
                   Fund Bonds, Variable Rate Demand Revenue Obligations,
                   Series 2008A, 0.410%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                EURO DOLLAR TIME DEPOSIT - 5.8% (3.8% OF TOTAL INVESTMENTS)
       20,658   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                    N/A           N/A        20,658,103
------------------------------------------------------------------------------------------------------------------------------------
$      25,658   Total Short-Term Investments (cost $25,658,103)                                                          25,658,103
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $517,792,713) - 153.5%                                                          547,074,563
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.4)%                                                                      (33,510,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      6,826,651
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (46.0)% (6)                                      (163,900,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $   356,491,214
                ====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

40 Nuveen Investments

NUN | Nuveen New York Quality Income Municipal Fund, Inc.
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.7% (13.4% OF TOTAL
                   INVESTMENTS)
$         500   Amherst Industrial Development Agency, New York, Revenue Bonds,      8/10 at 102.00            A3   $       517,705
                   UBF Faculty/Student Housing Corporation, University of
                   Buffalo Lakeside Cottage Project, Series 2000B, 5.625%,
                   8/01/20 - AMBAC Insured
                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of
                Buffalo Project, Series 2000A:
        1,065      5.625%, 8/01/20 - AMBAC Insured                                   8/10 at 102.00            A3         1,113,521
          610      5.750%, 8/01/25 - AMBAC Insured                                   8/10 at 102.00            A3           633,601
        6,000   Dormitory Authority of the State of New York, Consolidated             No Opt. Call            A1         6,470,520
                   Revenue Bonds, City University System, Series 1993A, 5.750%,
                   7/01/13 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, General Revenue          No Opt. Call           AA-         1,209,620
                   Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 -
                   AMBAC Insured
        1,265   Dormitory Authority of the State of New York, Housing Revenue          No Opt. Call             A         1,362,190
                   Bonds, Fashion Institute of Technology, Series 2007, 5.250%,
                   7/01/34 - FGIC Insured
          670   Dormitory Authority of the State of New York, Insured Revenue        7/12 at 100.00            A2           700,063
                   Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 -
                   FGIC Insured
        2,750   Dormitory Authority of the State of New York, Insured Revenue        7/11 at 100.00           Aa3         2,792,680
                   Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/26 -
                   AMBAC Insured
        2,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         2,186,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
        2,320   Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00           AA-         2,374,520
                   Bonds, State University Dormitory Facilities, Series 2004A,
                   5.000%, 7/01/29 - NPFG Insured
        2,830   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-         2,946,539
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
          745   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00             A           783,040
                   Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          800      5.250%, 7/01/20 - AMBAC Insured                                     No Opt. Call            A1           904,584
          640      5.250%, 7/01/21 - AMBAC Insured                                     No Opt. Call            A1           721,760
        4,000   Dormitory Authority of the State of New York, Revenue Bonds,           No Opt. Call           AAA         4,786,880
                   State University Educational Facilities, 1989 Resolution,
                   Series 2000C, 5.750%, 5/15/16 - FSA Insured
        1,915   Dormitory Authority of the State of New York, Second General           No Opt. Call           AAA         2,221,649
                   Resolution Consolidated Revenue Bonds, City University
                   System, Series 1993A, 5.750%, 7/01/18 - FSA Insured
        2,000   Dormitory Authority of the State of New York, Third General          1/10 at 101.00           AA-         2,009,980
                   Resolution Consolidated Revenue Bonds, City University
                   System, Series 1998-1, 5.000%, 7/01/26 - FGIC Insured
          705   Madison County Industrial Development Agency, New York, Civic        7/15 at 100.00           AAA           813,316
                   Facility Revenue Bonds, Colgate University, Tender Option
                   Bond Trust 3127, 12.491%, 7/01/40 - AMBAC Insured (IF)
        6,415   Nassau County Industrial Development Agency, New York, Revenue       1/10 at 101.00             A         6,455,543
                   Refunding Bonds, Hofstra University, Series 1998, 5.000%,
                   7/01/23 - NPFG Insured
        4,775   New York City Industrial Development Agency, New York, Civic        12/09 at 100.00             A         4,782,497
                   Facility Revenue Bonds, Trinity Episcopal School, Series
                   1997, 5.250%, 6/15/27 - NPFG Insured
                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
        2,000      5.000%, 1/01/36 - AMBAC Insured                                   1/17 at 100.00           BBB         1,959,740
        3,240      5.000%, 1/01/46 - AMBAC Insured                                   1/17 at 100.00           BBB         3,124,267
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
        1,215      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-         1,219,884
        9,840      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         9,782,436
        5,910      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-         5,233,187
        6,250   New York City Trust for Cultural Resources, New York, Revenue        1/10 at 100.00           Aa2         6,270,563
                   Refunding Bonds, Museum of Modern Art, Series 1996A, 5.500%,
                   1/01/21 - AMBAC Insured

                                                           Nuveen Investments 41

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)
$       1,005   New York State Dormitory Authority, Revenue Bonds, New York          7/17 at 100.00           AA-   $     1,066,546
                   University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       72,465   Total Education and Civic Organizations                                                                  74,442,831
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 15.2% (9.9% OF TOTAL INVESTMENTS)
        3,995   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         3,999,395
                   Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals,
                   Series 1997, 5.375%, 2/01/32 - AMBAC Insured
        6,795   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         6,805,532
                   Mortgage Hospital Revenue Bonds, New York and Presbyterian
                   Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
        2,420   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA         2,634,848
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series
                   2007, 5.000%, 8/15/27 - FSA Insured
        2,695   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         2,813,984
                   Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                   5.000%, 8/01/29 - FGIC Insured
        1,000   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         1,064,370
                   Revenue Bonds, Montefiore Medical Center, Series 2005,
                   5.000%, 2/01/22 - FGIC Insured
        9,000   Dormitory Authority of the State of New York, Hospital Revenue       1/10 at 101.00             A         9,039,420
                   Bonds, Catholic Health Services of Long Island Obligated
                   Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 -
                   NPFG Insured
        1,800   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00           AAA         1,896,912
                   Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 - AGC
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500      5.000%, 7/01/21 - NPFG Insured                                    7/13 at 100.00            AA         2,650,100
        3,300      5.000%, 7/01/22 - NPFG Insured                                    7/13 at 100.00            AA         3,487,374
        2,635   Dormitory Authority of the State of New York, Revenue Bonds, New     8/14 at 100.00           AAA         2,883,533
                   York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15
                   - FSA Insured
        2,150   Dormitory Authority of the State of New York, Revenue Bonds, The     8/14 at 100.00           AAA         2,228,841
                   New York and Presbyterian Hospital Project, Series 2007,
                   5.000%, 8/15/36 - FSA Insured
        9,000   Dormitory Authority of the State of New York, Revenue Bonds,         7/11 at 101.00          Baa1         9,245,790
                   Winthrop South Nassau University Health System Obligated
                   Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured
                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800      5.250%, 2/15/21 - AMBAC Insured                                   2/13 at 100.00            A+         2,921,380
        3,065      5.250%, 2/15/22 - AMBAC Insured                                   2/13 at 100.00            A+         3,191,952
------------------------------------------------------------------------------------------------------------------------------------
       53,155   Total Health Care                                                                                        54,863,431
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)
                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,500      5.000%, 7/01/14 - FGIC Insured                                      No Opt. Call           AA+         1,692,120
        1,500      5.000%, 7/01/16 - FGIC Insured                                    7/15 at 100.00           AA+         1,680,930
        5,515      5.000%, 7/01/25 - FGIC Insured (UB)                               7/15 at 100.00           AA+         5,856,709
        1,440   New York City Housing Development Corporation, New York,            10/09 at 105.00           N/R         1,515,917
                   Multifamily Housing Revenue Bonds, Pass-Through Certificates,
                   Series 1991C, 6.500%, 2/20/19 - AMBAC Insured
          560   New York City, New York, Multifamily Housing Revenue Bonds,          1/17 at 100.00           AAA           527,570
                   Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC Insured
                   (Alternative Minimum Tax)
           30   New York State Housing Finance Agency, FHA-Insured Multifamily       2/10 at 100.00             A            30,070
                   Housing Mortgage Revenue Bonds, Series 1994B, 6.250%, 8/15/14
                   - AMBAC Insured
        1,440   New York State Housing Finance Agency, Mortgage Revenue             11/09 at 100.00           AAA         1,441,886
                   Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                   11/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Housing/Multifamily                                                                                12,745,202
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.8% (9.0% OF TOTAL INVESTMENTS)
        1,500   Erie County, New York, General Obligation Bonds, Series 2003A,       3/13 at 100.00          Baa2         1,573,305
                   5.250%, 3/15/16 - FGIC Insured
          805   Erie County, New York, General Obligation Bonds, Series 2004B,         No Opt. Call          Baa1           867,299
                   5.250%, 4/01/13 - NPFG Insured

42 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$      14,635   Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00             A   $    14,451,037
                   Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
                Monroe County, New York, General Obligation Public Improvement
                Bonds, Series 2002:
        2,250      5.000%, 3/01/15 - FGIC Insured                                    3/12 at 100.00             A         2,367,945
        1,000      5.000%, 3/01/17 - FGIC Insured                                    3/12 at 100.00             A         1,040,710
                New York City, New York, General Obligation Bonds, Fiscal
                Series 2001D:
        5,360      5.250%, 8/01/15 - NPFG Insured                                    8/10 at 101.00            AA         5,608,650
        2,095      5.250%, 8/01/15 - FSA Insured                                     8/10 at 101.00           AAA         2,192,187
        5,000      5.000%, 8/01/16 - FGIC Insured                                    8/10 at 101.00            AA         5,219,400
          125   New York City, New York, General Obligation Bonds, Fiscal            3/12 at 100.00           AAA           129,713
                   Series 2002C, 5.125%, 3/15/25 - FSA Insured
        4,130   New York City, New York, General Obligation Bonds, Fiscal            3/15 at 100.00            AA         4,532,634
                   Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                New York City, New York, General Obligation Bonds:
        3,350      5.000%, 11/01/19 - FSA Insured (UB)                              11/14 at 100.00           AAA         3,666,776
        1,700      5.000%, 11/01/20 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,854,785
                Peru Central School District, Clinton County, New York, General
                Obligation Refunding Bonds, Series 2002B:
        1,845      4.000%, 6/15/18 - FGIC Insured                                    6/12 at 100.00             A         1,902,103
        1,915      4.000%, 6/15/19 - FGIC Insured                                    6/12 at 100.00             A         1,967,663
        2,305   Yonkers, New York, General Obligation Bonds, Series 2005B,           8/15 at 100.00             A         2,400,035
                   5.000%, 8/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       48,015   Total Tax Obligation/General                                                                             49,774,242
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 50.2% (32.5% OF TOTAL INVESTMENTS)
        3,340   Dormitory Authority of the State of New York, 853 Schools            1/10 at 101.00           N/R         3,383,053
                   Program Insured Revenue Bonds, Harmony Heights School, Issue
                   1, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured
          130   Dormitory Authority of the State of New York, Improvement            8/10 at 100.00           AAA           131,500
                   Revenue Bonds, Mental Health Services Facilities, Series
                   2000D, 5.250%, 8/15/30 - FSA Insured
                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Madison-Oneida Board of Cooperative Educational
                Services, Series 2002:
        1,045      5.250%, 8/15/20 - FSA Insured                                     8/12 at 100.00           AAA         1,129,593
        1,100      5.250%, 8/15/21 - FSA Insured                                     8/12 at 100.00           AAA         1,190,640
        1,135      5.250%, 8/15/22 - FSA Insured                                     8/12 at 100.00           AAA         1,217,117
        3,610   Dormitory Authority of the State of New York, Revenue Bonds,         7/14 at 100.00           AA-         3,877,718
                   Department of Health, Series 2004-2, 5.000%, 7/01/20 - FGIC
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series
                2005D-1:
        2,300      5.000%, 2/15/15 - FGIC Insured                                      No Opt. Call           AA-         2,584,372
        1,200      5.000%, 8/15/23 - FGIC Insured                                    2/15 at 100.00           AA-         1,273,560
        7,900   Dormitory Authority of the State of New York, Revenue Bonds,        10/12 at 100.00            A+         8,307,640
                   School Districts Financing Program, Series 2002D, 5.250%,
                   10/01/23 - NPFG Insured
        1,040   Dormitory Authority of the State of New York, State Personal         3/15 at 100.00           AAA         1,144,874
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                   FSA Insured
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,200      5.750%, 5/01/20 - FSA Insured                                     5/12 at 100.00           AAA         1,314,024
        1,000      5.750%, 5/01/22 - FSA Insured                                     5/12 at 100.00           AAA         1,086,120
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
        1,710      5.750%, 5/01/26 - FSA Insured (UB)                                5/14 at 100.00           AAA         1,824,587
        2,420      5.750%, 5/01/28 - FSA Insured (UB)                                5/18 at 100.00           AAA         2,697,187
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District
                Project, Series 2007A:
        5,980      5.750%, 5/01/27 - FSA Insured (UB)                                5/17 at 100.00           AAA         6,580,691
        1,670      5.750%, 5/01/28 - FSA Insured (UB)                                5/17 at 100.00           AAA         1,834,328
        7,500   Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00           AAA         7,871,400
                   Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

                                                           Nuveen Investments 43

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       4,600   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-   $     4,893,940
                   Contract Bonds, Series 2002B, 5.500%, 7/01/18 - NPFG Insured
                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,000      5.750%, 7/01/18 - FSA Insured                                       No Opt. Call           AAA         1,203,430
        3,000      5.500%, 1/01/19 - NPFG Insured                                    7/12 at 100.00           AA-         3,186,780
        6,000      5.500%, 1/01/20 - NPFG Insured                                    7/12 at 100.00           AA-         6,347,520
        3,000      5.000%, 7/01/25 - FGIC Insured                                    7/12 at 100.00           AA-         3,094,650
        8,000      5.000%, 7/01/30 - AMBAC Insured                                   7/12 at 100.00           AA-         8,183,040
        1,000   Metropolitan Transportation Authority, New York, State Service         No Opt. Call           AAA         1,203,430
                   Contract Refunding Bonds, Series 2008, 5.750%, 7/01/18 - FSA
                   Insured (UB)
                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        1,555      4.750%, 11/15/21 - AMBAC Insured                                 11/13 at 100.00           AAA         1,664,099
        1,555      4.750%, 11/15/22 - AMBAC Insured                                 11/13 at 100.00           AAA         1,657,677
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        2,720      5.000%, 10/15/25 - NPFG Insured (UB)                             10/14 at 100.00           AAA         2,932,731
        1,990      5.000%, 10/15/26 - NPFG Insured (UB)                             10/14 at 100.00           AAA         2,137,777
        4,960      5.000%, 10/15/29 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         5,273,968
        1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         1,581,510
        1,600   New York City Transitional Finance Authority, New York,              1/17 at 100.00           AA-         1,718,032
                   Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                   1/15/28 - FGIC Insured
                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
        9,335      5.250%, 5/01/12 - NPFG Insured                                   11/11 at 101.00           AAA        10,252,163
        2,420      5.250%, 5/01/17 - NPFG Insured                                   11/11 at 101.00           AAA         2,632,379
          970      5.000%, 5/01/30 - NPFG Insured                                   11/11 at 101.00           AAA         1,003,252
        5,345   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA         5,807,930
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 -
                   AMBAC Insured
        1,995   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         2,164,814
                   Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 -
                   NPFG Insured
        1,845   New York City Transitional Finance Authority, New York, Future       2/14 at 100.00           AAA         2,056,345
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                   SYNCORA GTY Insured
        3,500   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         3,749,270
                   Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%,
                   2/01/22 - NPFG Insured
                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bonds Trust 3095:
          845      13.010%, 11/15/30 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         1,025,467
        4,005      12.996%, 11/15/44 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         4,644,799
        3,750   New York State Local Government Assistance Corporation, Revenue        No Opt. Call           AAA         4,339,800
                   Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured (UB)
        1,700   New York State Thruway Authority, General Revenue Bonds, Series      7/15 at 100.00           AAA         1,791,851
                   2008, 5.000%, 1/01/30 - FSA Insured (UB)
        1,000   New York State Thruway Authority, Highway and Bridge Trust Fund      4/14 at 100.00            AA         1,088,050
                   Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 - NPFG
                   Insured
                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2005B:
        8,455      5.500%, 4/01/20 - AMBAC Insured                                     No Opt. Call            AA        10,392,631
        2,600      5.000%, 4/01/21 - AMBAC Insured                                  10/15 at 100.00            AA         2,872,142
        1,000   New York State Thruway Authority, State Personal Income Tax          9/14 at 100.00           AAA         1,076,970
                   Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC Insured
                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       12,400      5.250%, 6/01/20 - AMBAC Insured                                   6/13 at 100.00           AA-        13,276,059
        1,000      5.250%, 6/01/22 - AMBAC Insured                                   6/13 at 100.00           AA-         1,064,300

44 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       3,190   New York State Urban Development Corporation, Revenue Refunding        No Opt. Call            A1   $     3,551,363
                   Bonds, State Facilities, Series 1995, 5.600%, 4/01/15 - NPFG
                   Insured
          500   New York State Urban Development Corporation, State Personal         3/15 at 100.00           AAA           530,330
                   Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                   FSA Insured
        1,980   Niagara Falls City School District, Niagara County, New York,        6/15 at 100.00           AAA         1,985,702
                   Certificates of Participation, High School Facility, Series
                   2005, 5.000%, 6/15/28 - FSA Insured
                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Refunding Bonds, Series 2002E:
        3,000      5.500%, 7/01/14 - FSA Insured                                       No Opt. Call           AAA         3,341,730
        6,000      5.500%, 7/01/18 - FSA Insured                                       No Opt. Call           AAA         6,822,480
        3,765   Syracuse Industrial Development Authority, New York, PILOT           1/17 at 100.00          BBB-         2,734,934
                   Mortgage Revenue Bonds, Carousel Center Project, Series
                   2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      167,360   Total Tax Obligation/Limited                                                                            180,731,749
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.8% (9.5% OF TOTAL INVESTMENTS)
        7,575   Metropolitan Transportation Authority, New York, Transportation     11/16 at 100.00           AAA         7,626,056
                   Revenue Bonds, Series 2006B, 4.500%, 11/15/36 - FSA Insured
                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        3,815      5.500%, 11/15/19 - AMBAC Insured                                 11/12 at 100.00             A         4,174,945
        4,000      5.125%, 11/15/22 - FGIC Insured                                  11/12 at 100.00             A         4,176,920
                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        2,665      5.500%, 11/15/21 - NPFG Insured                                  11/12 at 100.00             A         2,885,689
        8,500      5.000%, 11/15/25 - NPFG Insured                                  11/12 at 100.00             A         8,782,285
                New York State Thruway Authority, General Revenue Bonds, Series
                2005F:
        2,665      5.000%, 1/01/20 - AMBAC Insured                                   1/15 at 100.00            A+         2,897,814
        4,075      5.000%, 1/01/30 - AMBAC Insured                                   1/15 at 100.00            A+         4,248,432
          970   New York State Thruway Authority, General Revenue Bonds, Series      1/18 at 100.00            A+         1,069,076
                   2007H, 5.000%, 1/01/25 - FGIC Insured
        2,500   Niagara Frontier Airport Authority, New York, Airport Revenue       10/09 at 101.00             A         2,511,950
                   Bonds, Buffalo Niagara International Airport, Series 1999A,
                   5.625%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)
        1,700   Port Authority of New York and New Jersey, Consolidated Revenue      6/15 at 101.00           AA-         1,813,220
                   Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 -
                   SYNCORA GTY Insured
        1,175   Port Authority of New York and New Jersey, Consolidated Revenue      8/17 at 100.00           AAA         1,542,282
                   Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                   16.962%, 8/15/32 - FSA Insured (IF)
        5,000   Triborough Bridge and Tunnel Authority, New York, General            1/12 at 100.00           Aa2         5,352,600
                   Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 - FGIC
                   Insured
                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570      5.500%, 11/15/20 - NPFG Insured                                     No Opt. Call           Aa3         1,935,355
        3,800      5.250%, 11/15/22 - NPFG Insured                                  11/12 at 100.00           Aa3         4,025,834
------------------------------------------------------------------------------------------------------------------------------------
       50,010   Total Transportation                                                                                     53,042,458
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.6% (9.5% OF TOTAL INVESTMENTS) (4)
                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           65      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA            67,803
          175      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA           182,595
        2,225   Dormitory Authority of the State of New York, Judicial                 No Opt. Call           AAA         2,685,241
                   Facilities Lease Revenue Bonds, Suffolk County Issue, Series
                   1986, 7.375%, 7/01/16 (ETM)
        1,410   Dormitory Authority of the State of New York, Lease Revenue          7/11 at 100.00       AA- (4)         1,531,175
                   Bonds, State University Dormitory Facilities, Series 2001,
                   5.500%, 7/01/20 (Pre-refunded 7/01/11) - FGIC Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)
                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
$       1,990      0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)   $     1,999,055
        2,230      0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)         2,240,147
        2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)         2,506,352
        1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured             7/10 at 101.00       Aa3 (4)         1,878,509
                Longwood Central School District, Suffolk County, New York,
                Series 2000:
          910      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured             6/11 at 101.00        A2 (4)           997,724
        1,410      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured             6/11 at 101.00        A2 (4)         1,545,924
                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured            10/14 at 100.00           AAA         4,657,640
        1,000      5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured            10/14 at 100.00           AAA         1,164,410
                Metropolitan Transportation Authority, New York, Transit
                Facilities Revenue Bonds, Series 1998B:
       10,000      4.875%, 7/01/18 - FGIC Insured (ETM)                             11/09 at 100.50           AAA        10,080,999
        4,500      4.750%, 7/01/26 - FGIC Insured (ETM)                             11/09 at 100.50           AAA         4,535,820
                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
          835      5.250%, 5/01/12 (Pre-refunded 11/01/11) - NPFG Insured           11/11 at 101.00           AAA           923,393
           30      5.000%, 5/01/30 (Pre-refunded 11/01/11) - MBIA Insured           11/11 at 101.00           AAA            33,021
          655   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA           735,290
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21
                   (Pre-refunded 8/01/12) - AMBAC Insured
        4,875   New York City, New York, General Obligation Bonds, Fiscal            3/12 at 100.00           AAA         5,383,560
                   Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) - FSA
                   Insured
        6,965   New York State Thruway Authority, Highway and Bridge Trust Fund      4/12 at 100.00           AAA         7,737,906
                   Bonds, Series 2002A, 5.250%, 4/01/20 (Pre-refunded 4/01/12)
                   - FSA Insured
                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 2000:
          525      5.875%, 6/15/19 (Pre-refunded 6/15/10) - FSA Insured              6/10 at 100.00       Aa3 (4)           545,711
          525      5.875%, 6/15/25 (Pre-refunded 6/15/10) - FSA Insured              6/10 at 100.00       Aa3 (4)           545,711
          525      5.875%, 6/15/27 (Pre-refunded 6/15/10) - FSA Insured              6/10 at 100.00       Aa3 (4)           545,711
------------------------------------------------------------------------------------------------------------------------------------
       49,215   Total U.S. Guaranteed                                                                                    52,523,697
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.9% (7.1% OF TOTAL INVESTMENTS)
        1,650   Islip Resource Recovery Agency, New York, Revenue Bonds, Series        No Opt. Call            A1         1,791,026
                   1994B, 7.250%, 7/01/11 - AMBAC Insured (Alternative Minimum
                   Tax)
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000      0.000%, 6/01/24 - FSA Insured                                       No Opt. Call           AAA         2,291,480
        4,000      0.000%, 6/01/25 - FSA Insured                                       No Opt. Call           AAA         2,177,120
        5,000      0.000%, 6/01/26 - FSA Insured                                       No Opt. Call           AAA         2,571,100
        7,000      0.000%, 6/01/27 - FSA Insured                                       No Opt. Call           AAA         3,399,410
       10,500      0.000%, 6/01/28 - FSA Insured                                       No Opt. Call           AAA         4,779,810
        7,000      0.000%, 6/01/29 - FSA Insured                                       No Opt. Call           AAA         2,991,030
        2,500   Long Island Power Authority, New York, Electric System General       9/11 at 100.00           AAA         2,557,275
                   Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,180      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00             A         6,571,812
        8,020      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00             A         8,446,584
          750   Long Island Power Authority, New York, Electric System General       6/16 at 100.00            A-           776,595
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
          865   Power Authority of the State of New York, General Revenue           11/15 at 100.00           Aa2           962,131
                   Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       57,465   Total Utilities                                                                                          39,315,373
------------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.6% (4.2% OF TOTAL INVESTMENTS)
                New York City Municipal Water Finance Authority, New York,
                Water and Sewer System Revenue Bonds, Tender Option Bond
                Trust 2843:
$       6,525      5.000%, 6/15/27 - NPFG Insured (UB)                               6/15 at 100.00           AAA   $     6,992,255
        3,500      5.000%, 6/15/36 - NPFG Insured (UB)                               6/16 at 100.00           AAA         3,701,845
          830   New York City Municipal Water Finance Authority, New York,           6/10 at 101.00           AAA           868,338
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2000B, 6.100%, 6/15/31 - NPFG Insured
        1,360   New York City Municipal Water Finance Authority, New York,           6/10 at 101.00           AAA         1,421,853
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2000B, 6.000%, 6/15/33 (Mandatory put 6/15/10) - NPFG Insured
        3,000   New York City Municipal Water Finance Authority, New York,           6/14 at 100.00           AAA         3,127,410
                   Water and Sewerage System Revenue Bonds, Fiscal Series
                   2004C, 5.000%, 6/15/35 - AMBAC Insured
        7,000   Suffolk County Water Authority, New York, Waterworks Revenue         6/15 at 100.00           AA+         7,468,583
                   Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       22,215   Total Water and Sewer                                                                                    23,580,284
------------------------------------------------------------------------------------------------------------------------------------
$     531,885   Total Long-Term Municipal Bonds (cost $513,863,399) - 150.3%                                            541,019,267
                   (97.4% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.0% (2.6% OF TOTAL INVESTMENTS)
$      14,304   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                    N/A           N/A        14,304,450
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $14,304,450)                                                          14,304,450
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $528,167,849) - 154.3%                                                          555,323,717
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (11.2)%                                                                     (40,245,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      5,522,938
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (44.7)% (5)                                      (160,775,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $   359,826,655
                ====================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

NNF | Nuveen Insured New York Premium Income Municipal Fund, Inc.
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.1% (13.4% OF TOTAL
                   INVESTMENTS)
                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of
                Buffalo Project, Series 2000A:
$         250      5.625%, 8/01/20 - AMBAC Insured                                   8/10 at 102.00            A3   $       261,390
          250      5.750%, 8/01/25 - AMBAC Insured                                   8/10 at 102.00            A3           259,673
                Dormitory Authority of the State of New York, General Revenue
                Bonds, New York University, Series 2001-1:
        1,500      5.500%, 7/01/24 - AMBAC Insured                                     No Opt. Call           AA-         1,855,080
          500      5.500%, 7/01/40 - AMBAC Insured                                     No Opt. Call           AA-           604,810
          435   Dormitory Authority of the State of New York, Housing Revenue          No Opt. Call             A           468,421
                   Bonds, Fashion Institute of Technology, Series 2007, 5.250%,
                   7/01/34 - FGIC Insured
          810   Dormitory Authority of the State of New York, Insured Revenue        7/11 at 100.00           Aa3           830,858
                   Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/20 -
                   AMBAC Insured
        1,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         1,093,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
          635   Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00           AA-           649,923
                   Bonds, State University Dormitory Facilities, Series 2004A,
                   5.000%, 7/01/29 - NPFG Insured
          970   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-         1,009,945
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
          255   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00             A           268,020
                   Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          250      5.250%, 7/01/20 - AMBAC Insured                                     No Opt. Call            A1           282,683
          200      5.250%, 7/01/21 - AMBAC Insured                                     No Opt. Call            A1           225,550
        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           No Opt. Call            A1         1,155,560
                   State University Educational Facilities, Series 1993A, 5.500%,
                   5/15/19 - AMBAC Insured
        1,270   Dormitory Authority of the State of New York, Revenue Bonds,         5/12 at 101.00           AA-         1,391,374
                   State University Educational Facilities, Series 2002A, 5.000%,
                   5/15/16 - FGIC Insured
        2,200   Dormitory Authority of the State of New York, Second General           No Opt. Call           AAA         2,552,286
                   Resolution Consolidated Revenue Bonds, City University System,
                   Series 1993A, 5.750%, 7/01/18 - FSA Insured
        1,935   Dormitory Authority of the State of New York, State and Local        7/15 at 100.00           AA-         2,140,807
                   Appropriation Lease Bonds, Upstate Community Colleges, Series
                   2005A, 5.000%, 7/01/19 - FGIC Insured
          535   Madison County Industrial Development Agency, New York, Civic        7/15 at 100.00           AAA           617,197
                   Facility Revenue Bonds, Colgate University, Tender Option Bond
                   Trust 3127, 12.491%, 7/01/40 - AMBAC Insured (IF)
                New York City Industrial Development Agency, New York, Payment
                in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium
                Project, Series 2009:
          400      6.125%, 1/01/29 - AGC Insured                                     1/19 at 100.00           AAA           475,320
          200      6.375%, 1/01/39 - AGC Insured                                     1/19 at 100.00           AAA           236,418
        1,110   New York City Industrial Development Agency, New York, PILOT         1/17 at 100.00           BBB         1,070,351
                   Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                   5.000%, 1/01/46 - AMBAC Insured
        1,445   New York City Industrial Development Agency, New York, Revenue       3/19 at 100.00           AAA         1,785,081
                   Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%,
                   3/01/49 - AGC Insured
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          415      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-           416,668
        2,360      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         2,346,194
        2,025      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-         1,793,097
        1,250   New York City Trust for Cultural Resources, New York, Revenue        1/10 at 100.00           Aa2         1,254,113
                   Refunding Bonds, Museum of Modern Art, Series 1996A, 5.500%,
                   1/01/21 - AMBAC Insured
          345   New York State Dormitory Authority, Revenue Bonds, New York          7/17 at 100.00           AA-           366,128
                   University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       23,545   Total Education and Civic Organizations                                                                  25,409,947
------------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 22.1% (14.7% OF TOTAL INVESTMENTS)
$       3,000   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00             A   $     3,004,020
                   Mortgage Hospital Revenue Bonds, Ellis Hospital, Series 1995,
                   5.600%, 8/01/25 - NPFG Insured
        2,825   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         2,829,379
                   Mortgage Hospital Revenue Bonds, New York and Presbyterian
                   Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
        1,400   Dormitory Authority of the State of New York, FHA-Insured            8/12 at 100.00           N/R         1,463,546
                   Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series
                   2002A, 5.125%, 2/01/22 - AMBAC Insured
          830   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA           903,687
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series
                   2007, 5.000%, 8/15/27 - FSA Insured
        1,405   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         1,467,031
                   Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                   5.000%, 8/01/29 - FGIC Insured
        3,000   Dormitory Authority of the State of New York, Revenue Bonds,         1/10 at 101.00             A         3,022,860
                   Catholic Health Services of Long Island Obligated Group - St.
                   Charles Hospital and Rehabilitation Center, Series 1999A,
                   5.500%, 7/01/22 - NPFG Insured
          620   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00           AAA           653,381
                   Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 - AGC
                   Insured
        2,740   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00            AA         2,904,510
                   Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%,
                   7/01/21 - NPFG Insured
        1,910   Dormitory Authority of the State of New York, Revenue Bonds, New     8/14 at 100.00           AAA         2,090,151
                   York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15
                   - FSA Insured
          740   Dormitory Authority of the State of New York, Revenue Bonds, The     8/14 at 100.00           AAA           767,136
                   New York and Presbyterian Hospital Project, Series 2007,
                   5.000%, 8/15/36 - FSA Insured
        1,500   Dormitory Authority of the State of New York, Revenue Bonds,         1/10 at 100.00           AAA         1,511,775
                   Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 - FSA
                   Insured
        3,450   Dormitory Authority of the State of New York, Revenue Bonds,         7/11 at 101.00           N/R         3,544,219
                   Winthrop South Nassau University Health System Obligated
                   Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured
        1,000   New York City Health and Hospitals Corporation, New York, Health     2/12 at 100.00           AAA         1,060,760
                   System Revenue Bonds, Series 2002A, 5.500%, 2/15/17 - FSA
                   Insured
                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,625      5.250%, 2/15/21 - AMBAC Insured                                   2/13 at 100.00            A+         1,695,444
        1,000      5.250%, 2/15/22 - AMBAC Insured                                   2/13 at 100.00            A+         1,041,420
------------------------------------------------------------------------------------------------------------------------------------
       27,045   Total Health Care                                                                                        27,959,319
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.2 (2.8% OF TOTAL INVESTMENTS)
                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
          400      5.000%, 7/01/14 - FGIC Insured                                      No Opt. Call           AA+           451,232
          400      5.000%, 7/01/16 - FGIC Insured                                    7/15 at 100.00           AA+           448,248
        2,165      5.000%, 7/01/25 - FGIC Insured (UB)                               7/15 at 100.00           AA+         2,299,143
          200   New York City, New York, Multifamily Housing Revenue Bonds,          1/17 at 100.00           AAA           188,418
                   Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC Insured
                   (Alternative Minimum Tax)
        1,900   New York State Housing Finance Agency, Mortgage Revenue Refunding   11/09 at 100.00           AAA         1,902,489
                   Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 - FSA
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,065   Total Housing/Multifamily                                                                                 5,289,530
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)
          850   Dormitory Authority of the State of New York, Insured Revenue        7/11 at 102.00           AAA           887,596
                   Bonds, NYSARC Inc., Series 2001A, 5.000%, 7/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.5% (7.0% OF TOTAL INVESTMENTS)
          500   Erie County, New York, General Obligation Bonds, Series 2003A,       3/13 at 100.00          Baa2           524,435
                   5.250%, 3/15/16 - FGIC Insured
          315   Erie County, New York, General Obligation Bonds, Series 2004B,         No Opt. Call          Baa1           339,378
                   5.250%, 4/01/13 - NPFG Insured
        5,000   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,    2/17 at 100.00             A         4,937,146
                   Series 2006A, 5.000%, 2/15/47 - FGIC Insured
          210   Nassau County, New York, General Obligation Improvement Bonds,         No Opt. Call            A+           246,131
                   Series 1993H, 5.500%, 6/15/16 - NPFG Insured

                                                           Nuveen Investments 49

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$          25   New York City, New York, General Obligation Bonds, Fiscal Series     2/10 at 100.00            AA   $        25,214
                   1998F, 5.250%, 8/01/16 - FGIC Insured
        1,000   New York City, New York, General Obligation Bonds, Fiscal Series     3/15 at 100.00            AA         1,097,490
                   2005J, 5.000%, 3/01/19 - FGIC Insured
                New York City, New York, General Obligation Bonds:
        1,000      5.000%, 11/01/19 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,094,560
        1,100      5.000%, 11/01/20 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,200,155
          915   Niagara Falls, New York, General Obligation Bonds, Series 1994,        No Opt. Call           AAA         1,078,053
                   7.500%, 3/01/13 - NPFG Insured
        1,000   Red Hook Central School District, Dutchess County, New York,         6/12 at 100.00           Aa3         1,081,270
                   General Obligation Refunding Bonds, Series 2002, 5.125%,
                   6/15/18 - FSA Insured
        1,525   Yonkers, New York, General Obligation Bonds, Series 2005A,           8/15 at 100.00             A         1,639,070
                   5.000%, 8/01/16 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       12,590   Total Tax Obligation/General                                                                             13,262,902
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.7% (32.4% OF TOTAL INVESTMENTS)
          690   Dormitory Authority of the State of New York, Department of          7/15 at 100.00           AA-           738,645
                   Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 - CIFG
                   Insured
           50   Dormitory Authority of the State of New York, Improvement            8/10 at 100.00           AAA            50,577
                   Revenue Bonds, Mental Health Services Facilities, Series
                   2000D, 5.250%, 8/15/30 - FSA Insured
          500   Dormitory Authority of the State of New York, Lease Revenue          8/14 at 100.00           AAA           535,200
                   Bonds, Wayne-Finger Lakes Board of Cooperative Education
                   Services, Series 2004, 5.000%, 8/15/23 - FSA Insured
        1,210   Dormitory Authority of the State of New York, Revenue Bonds,         7/14 at 100.00           AA-         1,299,734
                   Department of Health, Series 2004-2, 5.000%, 7/01/20 - FGIC
                   Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series
                2005D-1:
          225      5.000%, 2/15/15 - FGIC Insured                                      No Opt. Call           AA-           252,819
          600      5.000%, 8/15/23 - FGIC Insured                                    2/15 at 100.00           AA-           636,780
                Dormitory Authority of the State of New York, Revenue Bonds,
                School Districts Financing Program, Series 2002D:
        4,300      5.250%, 10/01/23 - NPFG Insured                                  10/12 at 100.00            A+         4,521,879
          875      5.000%, 10/01/30 - NPFG Insured                                  10/12 at 100.00            A+           892,080
          375   Dormitory Authority of the State of New York, State Personal         3/15 at 100.00           AAA           412,815
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 - FSA
                   Insured
          750   Erie County Industrial Development Agency, New York, School          5/12 at 100.00           AAA           826,260
                   Facility Revenue Bonds, Buffalo City School District, Series
                   2003, 5.750%, 5/01/19 - FSA Insured
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
          500      5.750%, 5/01/26 - FSA Insured (UB)                                5/14 at 100.00           AAA           533,505
          830      5.7510%, 5/01/27 - FSA Insured (UB)                               5/18 at 100.00           AAA           926,977
        2,615   Erie County Industrial Development Agency, New York, School          5/17 at 100.00           AAA         2,872,316
                   Facility Revenue Bonds, Buffalo City School District, Series
                   2007A, 5.750%, 5/01/28 - FSA Insured (UB)
        2,500   Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00           AAA         2,623,800
                   Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured
        1,350   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-         1,436,265
                   Contract Bonds, Series 2002B, 5.500%, 7/01/18 - NPFG Insured
                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,500      5.500%, 1/01/20 - NPFG Insured                                    7/12 at 100.00           AA-         1,586,880
        2,000      5.000%, 7/01/30 - AMBAC Insured                                   7/12 at 100.00           AA-         2,045,760
        1,500   Metropolitan Transportation Authority, New York, State Service         No Opt. Call           AAA         1,805,145
                   Contract Refunding Bonds, Series 2008, 5.750%, 7/01/18 - FSA
                   Insured (UB)

50 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
$       1,000      5.000%, 11/15/18 - AMBAC Insured                                 11/13 at 100.00           AAA   $     1,096,150
          580      4.750%, 11/15/21 - AMBAC Insured                                 11/13 at 100.00           AAA           620,693
          580      4.750%, 11/15/22 - AMBAC Insured                                 11/13 at 100.00           AAA           618,297
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          920      5.000%, 10/15/25 - NPFG Insured (UB)                             10/14 at 100.00           AAA           991,953
          680      5.000%, 10/15/26 - NPFG Insured (UB)                             10/14 at 100.00           AAA           730,497
        4,590      5.000%, 10/15/29 - AMBAC Insured (UB)                            10/14 at 100.00           AAA         4,880,547
                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2003C:
          715      5.250%, 8/01/20 - AMBAC Insured                                   8/12 at 100.00           AAA           776,926
        2,090      5.250%, 8/01/21 - AMBAC Insured                                   8/12 at 100.00           AAA         2,271,015
        1,000   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         1,085,120
                   Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 -
                   NPFG Insured
        1,000   New York City Transitional Finance Authority, New York, Future       2/14 at 100.00           AAA         1,114,550
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                   SYNCORA GTY Insured
        1,500   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         1,606,830
                   Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%,
                   2/01/22 - NPFG Insured
                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bonds Trust 3095:
          345      13.010%, 11/15/30 - AMBAC Insured (IF)                           11/15 at 100.00           AAA           418,682
        1,365      12.996%, 11/15/44 - AMBAC Insured (IF)                           11/15 at 100.00           AAA         1,583,059
        1,500   New York State Local Government Assistance Corporation, Revenue        No Opt. Call           AAA         1,735,920
                   Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured (UB)
          600   New York State Thruway Authority, General Revenue Bonds, Series      7/15 at 100.00           AAA           632,418
                   2008, 5.000%, 1/01/30 - FSA Insured (UB)
        1,000   New York State Thruway Authority, Highway and Bridge Trust Fund      4/14 at 100.00            AA         1,065,980
                   Bonds, Second General, Series 2004, 5.000%, 4/01/23 - NPFG
                   Insured
                New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Second General, Series 2005B:
        2,960      5.500%, 4/01/20 - AMBAC Insured                                     No Opt. Call            AA         3,638,342
          500      5.000%, 4/01/21 - AMBAC Insured                                  10/15 at 100.00            AA           552,335
          750   New York State Thruway Authority, State Personal Income Tax          9/14 at 100.00           AAA           807,728
                   Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC Insured
                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,100      5.250%, 6/01/20 - AMBAC Insured                                   6/13 at 100.00           AA-         2,248,365
        3,800      5.250%, 6/01/22 - AMBAC Insured                                   6/13 at 100.00           AA-         4,044,339
        1,900   New York State Urban Development Corporation, Revenue Bonds,           No Opt. Call           AAA         2,054,261
                   Correctional Facilities, Series 1994A, 5.250%, 1/01/14 - FSA
                   Insured
          500   New York State Urban Development Corporation, State Personal         3/15 at 100.00           AAA           530,330
                   Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 - FSA
                   Insured
          345   Niagara Falls City School District, Niagara County, New York,        6/15 at 100.00           AAA           345,994
                   Certificates of Participation, High School Facility, Series
                   2005, 5.000%, 6/15/28 - FSA Insured
        1,000   Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call           AAA         1,137,080
                   Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 - FSA
                   Insured
        1,290   Syracuse Industrial Development Authority, New York, PILOT           1/17 at 100.00          BBB-           937,069
                   Mortgage Revenue Bonds, Carousel Center Project, Series
                   2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       56,980   Total Tax Obligation/Limited                                                                             61,521,917
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.5% (7.6% OF TOTAL INVESTMENTS)
                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
          500      5.500%, 11/15/19 - AMBAC Insured                                 11/12 at 100.00             A           547,175
        2,010      5.000%, 11/15/25 - FGIC Insured                                  11/12 at 100.00             A         2,076,752

                                                           Nuveen Investments 51

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)
$       2,000   Metropolitan Transportation Authority, New York, Transportation     11/12 at 100.00             A   $     2,066,420
                   Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/25 -
                   NPFG Insured
                New York State Thruway Authority, General Revenue Bonds, Series
                2005F:
          925      5.000%, 1/01/20 - AMBAC Insured                                   1/15 at 100.00            A+         1,005,808
        2,240      5.000%, 1/01/30 - AMBAC Insured                                   1/15 at 100.00            A+         2,335,334
          330   New York State Thruway Authority, General Revenue Bonds, Series      1/18 at 100.00            A+           363,706
                   2007H, 5.000%, 1/01/25 - FGIC Insured
          500   Niagara Frontier Airport Authority, New York, Airport Revenue       10/09 at 101.00             A           502,390
                   Bonds, Buffalo Niagara International Airport, Series 1999A,
                   5.625%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)
                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
        1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                            6/15 at 101.00           AA-         1,077,200
          565      5.000%, 12/01/31 - SYNCORA GTY Insured                            6/15 at 101.00           AA-           602,629
          410   Port Authority of New York and New Jersey, Consolidated Revenue      8/17 at 100.00           AAA           538,158
                   Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                   16.962%, 8/15/32 - FSA Insured (IF)
                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780      5.500%, 11/15/20 - NPFG Insured                                     No Opt. Call           Aa3           961,514
        2,300      5.250%, 11/15/22 - NPFG Insured                                  11/12 at 100.00           Aa3         2,436,689
------------------------------------------------------------------------------------------------------------------------------------
       13,560   Total Transportation                                                                                     14,513,775
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.8% (4.5% OF TOTAL INVESTMENTS) (4)
                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series
                2000D:
           25      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA            26,078
           70      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured              8/10 at 100.00           AAA            73,038
        3,215   Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00       Aa3 (4)         3,229,628
                   University of Rochester, Series 2000A, 0.000%, 7/01/24
                   (Pre-refunded 7/01/10) - MBIA Insured
          500   Longwood Central School District, Suffolk County, New York,          6/11 at 101.00        A2 (4)           548,200
                   Series 2000, 5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC
                   Insured
          500   Metropolitan Transportation Authority, New York, Dedicated Tax      10/14 at 100.00           AAA           582,205
                   Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded
                   10/01/14) - FSA Insured
          255   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA           286,258
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21
                   (Pre-refunded 8/01/12) - AMBAC Insured
        1,000   New York State Thruway Authority, Highway and Bridge Trust Fund      4/12 at 100.00           AAA         1,104,790
                   Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded 4/01/12) -
                   AMBAC Insured
        2,000   New York State Urban Development Corporation, State Personal         3/13 at 100.00           AAA         2,304,280
                   Income Tax Revenue Bonds, State Facilities and Equipment,
                   Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) - FGIC
                   Insured
           85   Niagara Falls, New York, General Obligation Bonds, Series 1994,        No Opt. Call           AAA           103,395
                   7.500%, 3/01/13 - MBIA Insured (ETM)
          265   Suffolk County Water Authority, New York, Subordinate Lien             No Opt. Call       BBB (4)           294,847
                   Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 - MBIA
                   Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        7,915   Total U.S. Guaranteed                                                                                     8,552,719
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.2% (3.4% OF TOTAL INVESTMENTS)
          500   Long Island Power Authority, New York, Electric System General       9/11 at 100.00           AAA           511,455
                   Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        2,270      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00             A         2,413,918
        2,930      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00             A         3,085,847
          250   Long Island Power Authority, New York, Electric System General       6/16 at 100.00            A-           258,865
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
          250   Power Authority of the State of New York, General Revenue Bonds,    11/15 at 100.00           Aa2           278,073
                   Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        6,200   Total Utilities                                                                                           6,548,158
------------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.6% (6.4% OF TOTAL INVESTMENTS)
                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Tender Option Bond Trust 2843:
$       1,980      5.000%, 6/15/27 - NPFG Insured (UB)                               6/15 at 100.00           AAA   $     2,121,788
        1,200      5.000%, 6/15/36 - NPFG Insured (UB)                               6/16 at 100.00           AAA         1,269,204
        1,660   New York City Municipal Water Finance Authority, New York, Water     6/10 at 101.00           AAA         1,736,675
                   and Sewerage System Revenue Bonds, Fiscal Series 2000B,
                   6.100%, 6/15/31 - NPFG Insured
        3,305   New York City Municipal Water Finance Authority, New York, Water     6/14 at 100.00           AAA         3,445,363
                   and Sewerage System Revenue Bonds, Fiscal Series 2004C,
                   5.000%, 6/15/35 - AMBAC Insured
          735   Suffolk County Water Authority, New York, Subordinate Lien             No Opt. Call          Baa1           812,572
                   Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 - NPFG
                   Insured
        2,500   Suffolk County Water Authority, New York, Waterworks Revenue         6/15 at 100.00           AA+         2,667,352
                   Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       11,380   Total Water and Sewer                                                                                    12,052,954
------------------------------------------------------------------------------------------------------------------------------------
$     165,130   Total Long-Term Municipal Bonds (cost $168,039,897) - 139.4%                                            175,998,817
                   (92.7% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 10.9% (7.3% OF TOTAL INVESTMENTS)
                MUNICIPAL BONDS - 5.1% (3.4% OF TOTAL INVESTMENTS)
                TAX OBLIGATION/LIMITED - 5.1% (3.4% OF TOTAL INVESTMENTS)
        6,500   Metropolitan Transportation Authority, New York, Dedicated Tax       1/10 at 100.00           A-1         6,500,000
                   Fund Bonds, Variable Rate Demand Revenue Obligations, Series
                   2008A, 0.410%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
                EURO DOLLAR TIME DEPOSIT - 5.8% (3.9% OF TOTAL INVESTMENTS)
        7,321   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                    N/A           N/A         7,321,142
------------------------------------------------------------------------------------------------------------------------------------
$      13,821   Total Short-Term Investments (cost $13,821,142)                                                          13,821,142
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $181,861,039) - 150.3%                                                          189,819,959
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.1)%                                                                     (16,600,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      3,388,935
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (39.9)% (6)                                       (50,350,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $   126,258,894
                ====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.5%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

NKO | Nuveen Insured New York Dividend Advantage Municipal Fund
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.9% (1.9% OF TOTAL INVESTMENTS)
$       1,805   New York Counties Tobacco Trust II, Tobacco Settlement               6/11 at 101.00           BBB   $     1,767,149
                   Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
        1,000   New York Counties Tobacco Trust III, Tobacco Settlement              6/13 at 100.00           BBB           973,450
                   Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
          760   Puerto Rico, The Children's Trust Fund, Tobacco Settlement           5/12 at 100.00           BBB           760,038
                   Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
        3,565   Total Consumer Staples                                                                                    3,500,637
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.0% (14.1% OF TOTAL
                   INVESTMENTS)
          395   Dormitory Authority of the State of New York, Housing Revenue          No Opt. Call             A           425,348
                   Bonds, Fashion Institute of Technology, Series 2007,
                   5.250%, 7/01/34 - FGIC Insured
        4,000   Dormitory Authority of the State of New York, Insured Revenue          No Opt. Call             A         4,335,920
                   Bonds, Mount Sinai School of Medicine, Series 1994A,
                   5.150%, 7/01/24 - NPFG Insured
        1,280   Dormitory Authority of the State of New York, Insured Revenue        1/10 at 100.50             A         1,290,150
                   Bonds, New York Medical College, Series 1998, 5.000%,
                   7/01/21 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         1,093,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY
                   Insured
          140   Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00           AA-           143,290
                   Bonds, State University Dormitory Facilities, Series 2004A,
                   5.000%, 7/01/29 - NPFG Insured
          920   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-           957,886
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
          240   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00             A           252,254
                   Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                   Insured
        3,250   Dormitory Authority of the State of New York, Revenue Bonds,           No Opt. Call           AA-         3,987,068
                   New York University, Series 1998A, 6.000%, 7/01/18 - NPFG
                   Insured
          510   Madison County Industrial Development Agency, New York, Civic        7/15 at 100.00           AAA           588,356
                   Facility Revenue Bonds, Colgate University, Tender Option
                   Bond Trust 3127, 12.491%, 7/01/40 - AMBAC Insured (IF)
          300   New York City Industrial Development Agency, New York, Payment       1/19 at 100.00           AAA           356,490
                   in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium
                   Project, Series 2009, 6.125%, 1/01/29 - AGC Insured
                New York City Industrial Development Agency, New York, PILOT
                Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
        1,000      5.000%, 1/01/36 - AMBAC Insured                                   1/17 at 100.00           BBB           979,870
        1,060      5.000%, 1/01/46 - AMBAC Insured                                   1/17 at 100.00           BBB         1,022,137
          885   New York City Industrial Development Agency, New York, Revenue       3/19 at 100.00           AAA         1,093,285
                   Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%,
                   3/01/49 - AGC Insured
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          395      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-           396,588
        2,210      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         2,197,072
        1,920      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-         1,700,122
        4,000   New York City Trust for Cultural Resources, New York, Revenue        7/12 at 100.00           Aa2         4,122,480
                   Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31
                   - AMBAC Insured
          330   New York State Dormitory Authority, Revenue Bonds, New York          7/17 at 100.00           AA-           350,209
                   University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       23,835   Total Education and Civic Organizations                                                                  25,291,525
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 23.2% (15.6% OF TOTAL INVESTMENTS)
        1,940   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 100.00           N/R         1,943,007
                   Mortgage Hospital Revenue Bonds, New York and Presbyterian
                   Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
        1,400   Dormitory Authority of the State of New York, FHA-Insured            8/12 at 100.00           N/R         1,463,546
                   Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                   Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
          785   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA           854,692
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                   Series 2007, 5.000%, 8/15/27 - FSA Insured

54 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)
$       9,800   Dormitory Authority of the State of New York, FHA-Insured            2/10 at 101.00           N/R   $     9,909,956
                   Mortgage Revenue Bonds, New York Hospital Medical Center of
                   Queens, Series 1999, 5.600%, 2/15/39 - AMBAC Insured
        1,500   Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00             A         1,596,555
                   Revenue Bonds, Montefiore Medical Center, Series 2005,
                   5.000%, 2/01/22 - FGIC Insured
        2,050   Dormitory Authority of the State of New York, Hospital Revenue       1/10 at 101.00             A         2,071,628
                   Bonds, Catholic Health Services of Long Island Obligated
                   Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22
                   - NPFG Insured
          170   Dormitory Authority of the State of New York, Revenue Bonds,         1/10 at 101.00             A           171,295
                   Catholic Health Services of Long Island Obligated Group -
                   St. Charles Hospital and Rehabilitation Center, Series
                   1999A, 5.500%, 7/01/22 - NPFG Insured
          585   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00           AAA           639,820
                   Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                   AGC Insured
        1,725   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00            AA         1,828,569
                   Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                   5.000%, 7/01/21 - NPFG Insured
          910   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA           995,831
                   New York and Presbyterian Hospital, Series 2004A, 5.250%,
                   8/15/15 - FSA Insured
          600   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00          Baa1           602,364
                   South Nassau Communities Hospital, Series 2003B, 5.500%,
                   7/01/23
          700   Dormitory Authority of the State of New York, Revenue Bonds,         8/14 at 100.00           AAA           725,669
                   The New York and Presbyterian Hospital Project, Series
                   2007, 5.000%, 8/15/36 - FSA Insured
          690   New York City Health and Hospitals Corporation, New York,            2/12 at 100.00           AAA           731,924
                   Health System Revenue Bonds, Series 2002A, 5.500%, 2/15/17
                   - FSA Insured
                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,500      5.250%, 2/15/21 - AMBAC Insured                                   2/13 at 100.00            A+         1,565,025
        1,000      5.250%, 2/15/22 - AMBAC Insured                                   2/13 at 100.00            A+         1,041,420
                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          725      6.000%, 11/01/22                                                 11/12 at 100.00          Baa1           748,389
        1,045      5.875%, 11/01/32                                                 11/12 at 100.00          Baa1         1,056,223
------------------------------------------------------------------------------------------------------------------------------------
       27,125   Total Health Care                                                                                        27,945,913
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)
                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
        2,725      5.375%, 11/01/23 (Alternative Minimum Tax)                        5/12 at 100.00            AA         2,769,172
        1,375      5.500%, 11/01/34 (Alternative Minimum Tax)                        5/12 at 100.00            AA         1,383,470
          180   New York City, New York, Multifamily Housing Revenue Bonds,          1/17 at 100.00           AAA           169,576
                   Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                   Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        4,280   Total Housing/Multifamily                                                                                 4,322,218
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.6% (1.8% OF TOTAL INVESTMENTS)
          525   Dormitory Authority of the State of New York, GNMA                   2/17 at 103.00            A-           543,842
                   Collateralized Revenue Bonds, Cabrini of Westchester
                   Project, Series 2006, 5.200%, 2/15/41
                Dormitory Authority of the State of New York, GNMA
                Collateralized Revenue Bonds, Willow Towers Inc., Series
                2002:
        1,000      5.250%, 2/01/22                                                   8/12 at 101.00           AAA         1,060,220
        1,500      5.400%, 2/01/34                                                   8/12 at 101.00           AAA         1,563,435
------------------------------------------------------------------------------------------------------------------------------------
        3,025   Total Long-Term Care                                                                                      3,167,497
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.2% (9.5% OF TOTAL INVESTMENTS)
                Buffalo, New York, General Obligation Bonds, Series 2002B:
        1,490      5.375%, 11/15/18 - NPFG Insured                                  11/12 at 100.00             A         1,584,213
        2,375      5.375%, 11/15/20 - NPFG Insured                                  11/12 at 100.00             A         2,507,810
        1,240   Canandaigua City School District, Ontario County, New York,          4/12 at 101.00           Aa3         1,371,490
                   General Obligation Refunding Bonds, Series 2002A, 5.375%,
                   4/01/17 - FSA Insured
        4,760   Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00             A         4,700,167
                   Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured

                                                           Nuveen Investments 55

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       3,000   New York City, New York, General Obligation Bonds, Fiscal            3/11 at 101.00            AA   $     3,173,310
                   Series 2001H, 5.250%, 3/15/16 - FGIC Insured
           80   New York City, New York, General Obligation Bonds, Fiscal            3/12 at 100.00           AAA            83,016
                   Series 2002C, 5.125%, 3/15/25 - FSA Insured
          525   New York City, New York, General Obligation Bonds, Fiscal            8/15 at 100.00           AAA           597,282
                   Series 2006C, 5.000%, 8/01/16 - FSA Insured
                New York City, New York, General Obligation Bonds:
        1,700      5.000%, 11/01/19 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,860,752
        1,100      5.000%, 11/01/20 - FSA Insured (UB)                              11/14 at 100.00           AAA         1,200,155
------------------------------------------------------------------------------------------------------------------------------------
       16,270   Total Tax Obligation/General                                                                             17,078,195
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.1% (27.6% OF TOTAL INVESTMENTS)
          230   Dormitory Authority of the State of New York, 853 Schools            7/10 at 100.00           N/R           231,760
                   Program Insured Revenue Bonds, Vanderheyden Hall Inc.,
                   Issue 2, Series 1998F, 5.250%, 7/01/18 - AMBAC Insured
        3,000   Dormitory Authority of the State of New York, Revenue Bonds,        10/12 at 100.00            A+         3,154,800
                   School Districts Financing Program, Series 2002D, 5.250%,
                   10/01/23 - NPFG Insured
          160   Dormitory Authority of the State of New York, State Personal         3/15 at 100.00           AAA           176,134
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                   FSA Insured
          400   Erie County Industrial Development Agency, New York, School          5/12 at 100.00           AAA           438,008
                   Facility Revenue Bonds, Buffalo City School District,
                   Series 2003, 5.750%, 5/01/20 - FSA Insured
                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District:
          590      5.750%, 5/01/27 - FSA Insured (UB)                                5/18 at 100.00           AAA           658,936
          190      5.750%, 5/01/28 - FSA Insured (UB)                                5/18 at 100.00           AAA           211,763
        2,485   Erie County Industrial Development Agency, New York, School          5/17 at 100.00           AAA         2,729,524
                   Facility Revenue Bonds, Buffalo City School District,
                   5.750%, 5/01/28 - FSA Insured (UB)
        2,290   Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00           AAA         2,403,401
                   Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured
        4,000   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-         4,126,200
                   Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                   FGIC Insured
        1,000   Nassau County Interim Finance Authority, New York, Sales Tax        11/13 at 100.00           AAA         1,096,150
                   Secured Revenue Bonds, Series2003A, 5.000%, 11/15/18 -
                   AMBAC Insured
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,400      5.000%, 10/15/25 - NPFG Insured                                  10/14 at 100.00           AAA         3,665,914
        1,040      5.000%, 10/15/26 - NPFG Insured                                  10/14 at 100.00           AAA         1,117,230
          300      5.000%, 10/15/29 - AMBAC Insured                                 10/14 at 100.00           AAA           318,990
        2,500   New York City Transitional Finance Authority, New York,              1/17 at 100.00           AA-         2,684,425
                   Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                   1/15/28 - FGIC Insured
        5,000   New York City Transitional Finance Authority, New York, Future      11/11 at 101.00           AAA         5,449,650
                   Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 -
                   NPFG Insured
          890   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA           967,083
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 -
                   AMBAC Insured
          500   New York City Transitional Finance Authority, New York, Future       2/14 at 100.00           AAA           557,275
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                   SYNCORA GTY Insured
                New York Convention Center Development Corporation, Hotel Fee
                Revenue Bonds, Tender Option Bonds Trust 3095:
          165      13.010%, 11/15/30 - AMBAC Insured (IF)                           11/15 at 100.00           AAA           200,239
          140      12.996%, 11/15/44 - AMBAC Insured (IF)                           11/15 at 100.00           AAA           162,365
          350   New York State Thruway Authority, General Revenue Bonds,             7/15 at 100.00           AAA           368,911
                   Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second General, Series 2005B:
        2,625      5.500%, 4/01/20 - AMBAC Insured                                     No Opt. Call            AA         3,226,571
          500      5.000%, 4/01/21 - AMBAC Insured                                  10/15 at 100.00            AA           552,335

56 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
                New York State Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed and State Contingency
                Contract-Backed Bonds, Series 2003A-1:
$       1,900      5.250%, 6/01/20 - AMBAC Insured                                   6/13 at 100.00           AA-   $     2,034,235
        1,000      5.250%, 6/01/22 - AMBAC Insured                                   6/13 at 100.00           AA-         1,064,300
          750   New York State Tobacco Settlement Financing Corporation,             6/13 at 100.00           AA-           806,303
                   Tobacco Settlement Asset-Backed and State Contingency
                   Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
        8,600   New York State Urban Development Corporation, State Personal           No Opt. Call           AAA        10,226,690
                   Income Tax Revenue Bonds, 5.700%, 4/01/20 - FSA Insured (UB)
        1,225   Syracuse Industrial Development Authority, New York, PILOT           1/17 at 100.00          BBB-           889,852
                   Mortgage Revenue Bonds, Carousel Center Project, Series
                   2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       45,230   Total Tax Obligation/Limited                                                                             49,519,044
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.3% (9.6% OF TOTAL INVESTMENTS)
                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        2,000      5.125%, 11/15/22 - FGIC Insured                                  11/12 at 100.00             A         2,088,460
        4,000      5.000%, 11/15/25 - FGIC Insured                                  11/12 at 100.00             A         4,132,840
          865   New York State Thruway Authority, General Revenue Bonds, Series      1/15 at 100.00            A+           940,566
                   2005F, 5.000%, 1/01/20 - AMBAC Insured
          315   New York State Thruway Authority, General Revenue Bonds, Series      1/18 at 100.00            A+           347,174
                   2007H, 5.000%, 1/01/25 - FGIC Insured
           85   Niagara Frontier Airport Authority, New York, Airport Revenue       10/09 at 101.00             A            85,406
                   Bonds, Buffalo Niagara International Airport, Series 1999A,
                   5.625%, 4/01/29 - NPFG Insured (Alternative Minimum Tax)
        2,000   Port Authority of New York and New Jersey, Consolidated Revenue      5/18 at 100.00           AA-         2,074,820
                   Bonds, One Hundred Fifty Second Series 2007, 5.000%,
                   11/01/28 (Alternative Minimum Tax)
                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
          500      5.000%, 12/01/19 - FSA Insured                                    6/15 at 101.00           AAA           562,695
        1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                            6/15 at 101.00           AA-         1,077,200
          345      5.000%, 12/01/31 - SYNCORA GTY Insured                            6/15 at 101.00           AA-           367,977
          390   Port Authority of New York and New Jersey, Consolidated Revenue      8/17 at 100.00           AAA           511,906
                   Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                   16.962%, 8/15/32 - FSA Insured (IF)
        4,000   Port Authority of New York and New Jersey, Consolidated Revenue      8/10 at 100.00           AA-         4,028,520
                   Bonds, One Hundred Twenty-Fourth Series 2001, 5.000%,
                   8/01/11 - FGIC Insured (Alternative Minimum Tax)
          780   Triborough Bridge and Tunnel Authority, New York, Subordinate          No Opt. Call           Aa3           961,514
                   Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                   5.500%, 11/15/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       16,280   Total Transportation                                                                                     17,179,078
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.0% (4.7% OF TOTAL INVESTMENTS) (4)
          135   Dormitory Authority of the State of New York, Judicial                 No Opt. Call           AAA           162,925
                   Facilities Lease Revenue Bonds, Suffolk County Issue, Series
                   1986, 7.375%, 7/01/16 (ETM)
          110   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA           123,484
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21
                   (Pre-refunded 8/01/12) - AMBAC Insured
        3,170   New York City, New York, General Obligation Bonds, Fiscal            3/12 at 100.00           AAA         3,500,694
                   Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) - FSA
                   Insured
          460   New York State Housing Finance Agency, Construction Fund Bonds,        No Opt. Call           AAA           488,147
                   State University, Series 1986A, 8.000%, 5/01/11 (ETM)
        2,575   Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00           AAA         2,736,118
                   Obligation Bonds, Series 2000A, 5.500%, 10/01/40
        1,265   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series             7/12 at 100.00           AAA         1,395,004
                   2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)
------------------------------------------------------------------------------------------------------------------------------------
        7,715   Total U.S. Guaranteed                                                                                     8,406,372
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 57

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.3% (7.6% OF TOTAL INVESTMENTS)
$       5,000   Long Island Power Authority, New York, Electric System General       9/11 at 100.00           AAA   $     5,114,550
                   Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA Insured
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,700      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00             A         1,807,780
        1,300      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00             A         1,369,147
          250   Long Island Power Authority, New York, Electric System General       6/16 at 100.00            A-           258,865
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
        5,000   New York State Energy Research and Development Authority,           11/09 at 101.00            A-         5,053,000
                   Pollution Control Revenue Refunding Bonds, Niagara Mohawk
                   Power Corporation, Series 1998A, 5.150%, 11/01/25 - AMBAC
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,250   Total Utilities                                                                                          13,603,342
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.0% (2.0% OF TOTAL INVESTMENTS)
        1,140   New York City Municipal Water Finance Authority, New York,           6/16 at 100.00           AAA         1,205,744
                   Water and Sewer System Revenue Bonds, 5.000%, 6/15/36 -
                   NPFG Insured (UB)
        2,295   Suffolk County Water Authority, New York, Waterworks Revenue         6/15 at 100.00           AA+         2,448,627
                   Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        3,435   Total Water and Sewer                                                                                     3,654,371
------------------------------------------------------------------------------------------------------------------------------------
$     164,010   Total Long-Term Municipal Bonds (cost $166,960,960) - 144.2%                                            173,668,192
                   (96.8% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.9% (3.2% OF TOTAL INVESTMENTS)
$       5,800   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                    N/A           N/A         5,800,326
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $5,800,326)                                                            5,800,326
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $172,761,286) - 149.1%                                                          179,468,518
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.7)%                                                                      (11,620,000)
                --------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value -                                           (50,000,000)
                   (41.5)% (5)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      2,557,027
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $   120,405,545
                ====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.9%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

58 Nuveen Investments

NRK | Nuveen Insured New York Tax-Free Advantage Municipal Fund
    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3% (2.2% OF TOTAL INVESTMENTS)
$       1,500   New York Counties Tobacco Trust III, Tobacco Settlement              6/13 at 100.00           BBB   $     1,460,175
                   Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
          305   Puerto Rico, The Children's Trust Fund, Tobacco Settlement           5/12 at 100.00           BBB           305,015
                   Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
        1,805   Total Consumer Staples                                                                                    1,765,190
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.3% (15.8% OF TOTAL
                   INVESTMENTS)
        2,000   Dormitory Authority of the State of New York, Insured Revenue        9/12 at 100.00          BBB-         1,913,180
                   Bonds, Long Island University, Series 2003A, 5.000%, 9/01/32 -
                   RAAI Insured
        2,000   Dormitory Authority of the State of New York, Insured Revenue          No Opt. Call             A         2,167,960
                   Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%,
                   7/01/24 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, Lease Revenue            No Opt. Call           AA-         1,093,000
                   Bonds, State University Dormitory Facilities, Series 2003B,
                   5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA GTY Insured
          410   Dormitory Authority of the State of New York, Lease Revenue          7/16 at 100.00           AA-           426,884
                   Bonds, State University Dormitory Facilities, Series 2006A,
                   5.000%, 7/01/31 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00          BBB-           957,980
                   Mount St. Mary College, Series 2003, 5.000%, 7/01/32 - RAAI
                   Insured
        2,500   Dormitory Authority of the State of New York, Revenue Bonds,         7/12 at 100.00            A1         2,581,650
                   Rochester Institute of Technology, Series 2002A, 5.250%,
                   7/01/22 - AMBAC Insured
                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          100      5.250%, 7/01/20 - AMBAC Insured                                     No Opt. Call            A1           113,073
           80      5.250%, 7/01/21 - AMBAC Insured                                     No Opt. Call            A1            90,220
          225   Madison County Industrial Development Agency, New York, Civic        7/15 at 100.00           AAA           259,569
                   Facility Revenue Bonds, Colgate University, Tender Option Bond
                   Trust 3127, 12.491%, 7/01/40 - AMBAC Insured (IF)
          300   New York City Industrial Development Agency, New York, Payment in    1/19 at 100.00           AAA           356,490
                   Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project,
                   Series 2009, 6.125%, 1/01/29 - AGC Insured
          495   New York City Industrial Development Agency, New York, Revenue       3/19 at 100.00           AAA           611,498
                   Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%,
                   3/01/49 - AGC Insured
                New York City Industrial Development Authority, New York, PILOT
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          170      5.000%, 3/01/31 - FGIC Insured                                    9/16 at 100.00          BBB-           170,683
        1,425      5.000%, 3/01/36 - NPFG Insured                                    9/16 at 100.00             A         1,416,664
          840      4.500%, 3/01/39 - FGIC Insured                                    9/16 at 100.00          BBB-           743,803
------------------------------------------------------------------------------------------------------------------------------------
       12,545   Total Education and Civic Organizations                                                                  12,902,654
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 22.7% (14.8% OF TOTAL INVESTMENTS)
        2,000   Dormitory Authority of the State of New York, FHA-Insured            2/13 at 100.00             A         2,045,460
                   Mortgage Hospital Revenue Bonds, Lutheran Medical Center,
                   Series 2003, 5.000%, 8/01/31 - NPFG Insured
        3,000   Dormitory Authority of the State of New York, FHA-Insured            8/12 at 100.00           N/R         3,082,770
                   Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series
                   2002A, 5.000%, 2/01/31 - AMBAC Insured
          345   Dormitory Authority of the State of New York, FHA-Insured            8/17 at 100.00           AAA           375,629
                   Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series
                   2007, 5.000%, 8/15/27 - FSA Insured
        1,000   Dormitory Authority of the State of New York, FHA-Insured Revenue    2/15 at 100.00             A         1,064,370
                   Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22
                   - FGIC Insured
          255   Dormitory Authority of the State of New York, Revenue Bonds,         7/17 at 100.00           AAA           268,729
                   Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 - AGC
                   Insured
           25   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00            AA            26,501
                   Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%,
                   7/01/21 - NPFG Insured
          810   Dormitory Authority of the State of New York, Revenue Bonds, New     8/14 at 100.00           AAA           886,399
                   York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15
                   - FSA Insured
          750   Dormitory Authority of the State of New York, Revenue Bonds,         7/13 at 100.00          Baa1           752,955
                   South Nassau Communities Hospital, Series 2003B, 5.500%,
                   7/01/23

                                                           Nuveen Investments 59

    | Portfolio of Investments September 30, 2009

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)
$         305   Dormitory Authority of the State of New York, Revenue Bonds, The     8/14 at 100.00           AAA   $       316,184
                   New York and Presbyterian Hospital Project, Series 2007,
                   5.000%, 8/15/36 - FSA Insured
          500   New York City Health and Hospitals Corporation, New York, Health     2/12 at 100.00           AAA           530,380
                   System Revenue Bonds, Series 2002A, 5.500%, 2/15/17 - FSA
                   Insured
        2,640   New York City Health and Hospitals Corporation, New York, Health     2/13 at 100.00            A+         2,754,444
                   System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 - AMBAC
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,630   Total Health Care                                                                                        12,103,821
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)
          300   Dormitory Authority of the State of New York, GNMA Collateralized    2/17 at 103.00            A-           310,767
                   Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                   5.200%, 2/15/41
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.9% (7.1% OF TOTAL INVESTMENTS)
        2,055   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,    2/17 at 100.00             A         2,029,169
                   Series 2006A, 5.000%, 2/15/47 - FGIC Insured
        1,000   Nassau County, New York, General Obligation Bonds, General          10/19 at 100.00           AAA         1,093,860
                   Improvement Series 2009C, 5.000%, 10/01/29 - AGC Insured
        2,155   New York City, New York, General Obligation Bonds, Fiscal Series     2/10 at 100.50            AA         2,168,232
                   1998H, 5.125%, 8/01/25 - NPFG Insured
          225   New York City, New York, General Obligation Bonds, Fiscal Series     8/15 at 100.00           AAA           255,978
                   2006C, 5.000%, 8/01/16 - FSA Insured
          250   New York City, New York, General Obligation Bonds, 5.000%,          11/14 at 100.00           AAA           273,640
                   11/01/19 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        5,685   Total Tax Obligation/General                                                                              5,820,879
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.4% (31.4% OF TOTAL INVESTMENTS)
        2,695   Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue        No Opt. Call           Aa2         3,006,165
                   State Aid Secured Bonds, Series 2004A, 5.250%, 8/15/12 - NPFG
                   Insured
        1,000   Dormitory Authority of the State of New York, Master Lease           8/19 at 100.00           AAA         1,064,910
                   Program Revenue Bonds, Nassau County Board of Cooperative
                   Educational Services, Series 2009A, 5.000%, 8/15/28 - AGC
                   Insured
        3,000   Dormitory Authority of the State of New York, Revenue Bonds,        10/12 at 100.00            A+         3,154,800
                   School Districts Financing Program, Series 2002D, 5.250%,
                   10/01/23 - NPFG Insured
        1,000   Dormitory Authority of the State of New York, Revenue Bonds,        10/19 at 100.00           AAA         1,111,090
                   School Districts Financing Program, Series 2009A, 5.625%,
                   10/01/29 - AGC Insured
          340   Erie County Industrial Development Agency, New York, School          5/18 at 100.00           AAA           379,726
                   Facility Revenue Bonds, Buffalo City School District, 5.750%,
                   5/01/27 - FSA Insured (UB)
        1,085   Erie County Industrial Development Agency, New York, School          5/17 at 100.00           AAA         1,191,764
                   Facility Revenue Bonds, Buffalo City School District, Series
                   2007A, 5.750%, 5/01/28 - FSA Insured (UB)
        1,000   Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00           AA-         1,031,550
                   Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 - FGIC
                   Insured
          560   Monroe Newpower Corporation, New York, Power Facilities Revenue      1/13 at 102.00           BBB           462,554
                   Bonds, Series 2003, 5.500%, 1/01/34
                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          610      5.000%, 10/15/25 - NPFG Insured (UB)                             10/14 at 100.00           AAA           657,708
          555      5.000%, 10/15/26 - NPFG Insured (UB)                             10/14 at 100.00           AAA           596,214
          740   New York City Transitional Finance Authority, New York, Building     1/17 at 100.00           AA-           794,590
                   Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 -
                   FGIC Insured
        3,000   New York City Transitional Finance Authority, New York, Future       8/12 at 100.00           AAA         3,259,830
                   Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/18 -
                   AMBAC Insured
        2,000   New York City Transitional Finance Authority, New York, Future       2/13 at 100.00           AAA         2,142,440
                   Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%,
                   2/01/22 - NPFG Insured
          280   New York Convention Center Development Corporation, Hotel Fee       11/15 at 100.00           AAA           324,730
                   Revenue Bonds, Tender Option Bonds Trust 3095, 12.996%,
                   11/15/44 - AMBAC Insured (IF)
        1,290   New York State Environmental Facilities Corporation, State           1/13 at 100.00           AAA         1,363,582
                   Personal Income Tax Revenue Bonds, Series 2002A, 5.000%,
                   1/01/23 - FGIC Insured

60 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$         950   New York State Thruway Authority, Highway and Bridge Trust Fund        No Opt. Call           AA    $     1,167,712
                   Bonds, Second General, Series 2005B, 5.500%, 4/01/20 - AMBAC
                   Insured
        1,200   New York State Tobacco Settlement Financing Corporation, Tobacco     6/13 at 100.00          AA-          1,284,780
                   Settlement Asset-Backed and State Contingency Contract-Backed
                   Bonds, Series 2003A-1, 5.250%, 6/01/20 - AMBAC Insured
          750   New York State Tobacco Settlement Financing Corporation, Tobacco     6/13 at 100.00          AA-            806,303
                   Settlement Asset-Backed and State Contingency Contract-Backed
                   Bonds, Series 2003B-1C, 5.500%, 6/01/21
        1,860   New York State Urban Development Corporation, Service Contract         No Opt. Call          AA-          1,958,152
                   Revenue Bonds, Correctional and Youth Facilities, Series
                   2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       23,915   Total Tax Obligation/Limited                                                                             25,758,600
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.5% (4.2% OF TOTAL INVESTMENTS)
        1,000   Metropolitan Transportation Authority, New York, Transportation     11/12 at 100.00            A          1,033,210
                   Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 - FGIC
                   Insured
        1,875   New York State Thruway Authority, General Revenue Bonds, Series      1/15 at 100.00           A+          2,038,800
                   2005F, 5.000%, 1/01/20 - AMBAC Insured
          140   New York State Thruway Authority, General Revenue Bonds, Series      1/18 at 100.00           A+            154,300
                   2007H, 5.000%, 1/01/25 - FGIC Insured
          170   Port Authority of New York and New Jersey, Consolidated Revenue      8/17 at 100.00          AAA            223,139
                   Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                   16.962%, 8/15/32 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        3,185   Total Transportation                                                                                      3,449,449
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.5% (13.3% OF TOTAL INVESTMENTS) (4)
        1,185   Dormitory Authority of the State of New York, FHA-Insured Nursing    2/13 at 102.00          Aaa          1,371,697
                   Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric
                   Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded
                   2/01/13)
          500   Dormitory Authority of the State of New York, Revenue Bonds,         5/13 at 100.00          Aaa            575,125
                   North Shore Long Island Jewish Group, Series 2003, 5.375%,
                   5/01/23 (Pre-refunded 5/01/13)
          100   Erie County Water Authority, New York, Water Revenue Bonds,            No Opt. Call      N/R (4)            113,580
                   Series 1990B, 6.750%, 12/01/14 - AMBAC Insured (ETM)
        3,500   New York State Thruway Authority, Highway and Bridge Trust Fund      4/12 at 100.00          AAA          3,866,765
                   Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded 4/01/12) -
                   AMBAC Insured
          500   New York State Urban Development Corporation, State Personal         3/13 at 100.00          AAA            576,070
                   Income Tax Revenue Bonds, State Facilities and Equipment,
                   Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) - FGIC
                   Insured
        2,000   Power Authority of the State of New York, General Revenue Bonds,    11/12 at 100.00      Aa2 (4)          2,255,740
                   Series 2002A, 5.000%, 11/15/20 (Pre-refunded 11/15/12)
        1,975   Triborough Bridge and Tunnel Authority, New York, General Purpose    1/12 at 100.00          AAA          2,166,002
                   Revenue Bonds, Series 2002A, 5.125%, 1/01/31 (Pre-refunded
                   1/01/12) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,760   Total U.S. Guaranteed                                                                                    10,924,979
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.5% (2.9% OF TOTAL INVESTMENTS)
                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,130      5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00            A          1,201,642
          870      5.000%, 12/01/25 - FGIC Insured                                   6/16 at 100.00            A            916,275
          125   Long Island Power Authority, New York, Electric System General       6/16 at 100.00           A-            129,433
                   Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured
          110   Power Authority of the State of New York, General Revenue Bonds,    11/15 at 100.00          Aa2            122,352
                   Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        2,235   Total Utilities                                                                                           2,369,702
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.0% (0.6% OF TOTAL INVESTMENTS)
          495   New York City Municipal Water Finance Authority, New York, Water     6/16 at 100.00          AAA            523,545
                   and Sewer System Revenue Bonds, 5.000%, 6/15/36 - NPFG Insured
                   (UB)
------------------------------------------------------------------------------------------------------------------------------------
$      71,555   Total Long-Term Municipal Bonds (cost $72,607,778) - 142.7%                                              75,929,586
                   (92.7% of Total Investments)
=============-----------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of Investments September 30, 2009

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 11.2% (7.3% OF TOTAL INVESTMENTS)
$       5,957   State Street Bank Euro Dollar Time Deposit, 0.010%, 10/01/09                                     $        5,957,117
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $5,957,117)                                                            5,957,117
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $78,564,895) - 153.9%                                                            81,886,703
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.5)%                                                                       (2,390,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        726,667
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (50.7)% (5)                                       (27,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                    $       53,223,370
                ====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

62 Nuveen Investments

| Statement of
| Assets & Liabilities September 30, 2009

                                                                              NEW YORK         NEW YORK         NEW YORK
                                                                            INVESTMENT           SELECT          QUALITY
                                                                               QUALITY          QUALITY           INCOME
                                                                                  (NQN)            (NVN)            (NUN)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $367,024,174, $492,134,610 and
   $513,863,399, respectively)                                           $ 382,739,059    $ 521,416,460    $ 541,019,267
Short-term investments (at cost, which approximates value)                  25,962,331       25,658,103       14,304,450
Receivables:
   Interest                                                                  5,291,990        7,012,287        7,143,300
   Investments sold                                                                 --        1,414,000               --
Deferred offering costs                                                             --               --               --
Other assets                                                                    83,882          107,000          119,362
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                          414,077,262      555,607,850      562,586,379
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                   37,145,000       33,510,000       40,245,000
Payables:
   Auction Rate Preferred share dividends                                        3,206           12,810           11,442
   Common share dividends                                                      927,053        1,227,639        1,254,004
Variable Rate Demand Preferred shares, at liquidation value                         --               --               --
Accrued expenses:
   Management fees                                                             208,270          278,029          281,772
   Other                                                                       123,396          188,158          192,506
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                      38,406,925       35,216,636       41,984,724
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                        111,500,000      163,900,000      160,775,000
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $ 264,170,337    $ 356,491,214    $ 359,826,655
=========================================================================================================================
Common shares outstanding                                                   17,518,033       23,198,402       23,754,039
=========================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                  $       15.08    $       15.37    $       15.15
=========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                  $     175,180    $     231,984    $     237,540
Paid-in surplus                                                            248,977,926      328,432,462      334,573,568
Undistributed (Over-distribution of) net investment income                   2,297,915        2,463,076        2,649,388
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                             (2,995,569)      (3,918,158)      (4,789,709)
Net unrealized appreciation (depreciation) of investments                   15,714,885       29,281,850       27,155,868
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $ 264,170,337    $ 356,491,214    $ 359,826,655
=========================================================================================================================
Authorized shares:
   Common                                                                  200,000,000      200,000,000      200,000,000
   Auction Rate Preferred or Variable Rate Demand Preferred                  1,000,000        1,000,000        1,000,000
=========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Statement of
| Assets & Liabilities (continued) September 30, 2009

                                                                               INSURED          INSURED          INSURED
                                                                              NEW YORK         NEW YORK         NEW YORK
                                                                               PREMIUM         DIVIDEND         TAX-FREE
                                                                                INCOME        ADVANTAGE        ADVANTAGE
                                                                                  (NNF)            (NKO)            (NRK)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $168,039,897, $166,960,960 and
   $72,607,778, respectively)                                            $ 175,998,817    $ 173,668,192    $  75,929,586
Short-term investments (at cost, which approximates value)                  13,821,142        5,800,326        5,957,117
Receivables:
   Interest                                                                  2,401,513        2,460,906          949,945
   Investments sold                                                          1,515,000               --               --
Deferred offering costs                                                             --          659,109               --
Other assets                                                                    36,792            1,403           36,679
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                          193,773,264      182,589,936       82,873,327
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                   16,600,000       11,620,000        2,390,000
Payables:
   Auction Rate Preferred share dividends                                        1,142               --            2,450
   Common share dividends                                                      412,298          484,550          193,703
Variable Rate Demand Preferred shares, at liquidation value                         --       50,000,000               --
Accrued expenses:
   Management fees                                                              98,960           71,688           31,319
   Other                                                                        51,970            8,153           32,485
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                      17,164,370       62,184,391        2,649,957
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                         50,350,000               --       27,000,000
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $ 126,258,894    $ 120,405,545    $  53,223,370
=========================================================================================================================
Common shares outstanding                                                    8,256,215        7,937,131        3,506,560
=========================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                  $       15.29    $       15.17    $       15.18
=========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                  $      82,562    $      79,371    $      35,066
Paid-in surplus                                                            118,797,056      113,922,673       49,916,619
Undistributed (Over-distribution of) net investment income                     844,820          575,725          172,401
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                             (1,424,464)        (879,456)        (222,524)
Net unrealized appreciation (depreciation) of investments                    7,958,920        6,707,232        3,321,808
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                   $ 126,258,894    $ 120,405,545    $  53,223,370
=========================================================================================================================
Authorized shares:
   Common                                                                  200,000,000        Unlimited        Unlimited
   Auction Rate Preferred or Variable Rate Demand Preferred                  1,000,000        Unlimited        Unlimited
=========================================================================================================================

                                 See accompanying notes to financial statements.

64 Nuveen Investments

| Statement of
| Operations Year Ended September 30, 2009

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                       $ 18,866,230   $ 25,322,375   $ 25,606,187   $  8,572,283   $  8,284,178   $  3,456,970
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                            2,311,621      3,124,746      3,160,428      1,103,792      1,051,535        487,440
Auction fees                                 236,317        340,108        339,904        106,510         50,695         55,831
Dividend disbursing agent fees                30,000         30,000         40,000         20,000         12,808         10,000
Shareholders' servicing agent fees
   and expenses                               26,001         26,200         26,155          9,985          1,279            795
Interest expense and amortization
   of offering costs                         544,957        535,053        603,433        243,516        719,237         39,905
Liquidity fees                                    --             --             --             --        386,037             --
Custodian's fees and expenses                 71,171         94,888         94,779         40,052         36,789         20,074
Directors'/Trustees' fees and
   expenses                                    9,684         13,256         13,291          4,585          4,370          2,116
Professional fees                             32,511         40,501         40,749         20,963         16,673         12,551
Shareholders' reports - printing
   and mailing expenses                       72,852         84,697         89,111         45,774         30,225         20,552
Stock exchange listing fees                    9,213          9,213          9,213          9,213          1,125            496
Investor relations expense                    33,074         42,476         43,082         15,920         14,358          6,933
Portfolio insurance expense                       --          1,628             --             --             --             --
Other expenses                                33,583         37,880         37,420         20,862         12,221         17,401
--------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement        3,410,984      4,380,646      4,497,565      1,641,172      2,337,352        674,094
   Custodian fee credit                      (17,953)       (24,662)       (24,613)        (8,649)        (8,249)        (4,550)
   Expense reimbursement                          --             --             --             --       (283,297)      (130,031)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                               3,393,031      4,355,984      4,472,952      1,632,523      2,045,806        539,513
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                     15,473,199     20,966,391     21,133,235      6,939,760      6,238,372      2,917,457
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                               191,177       (118,181)      (620,822)       (29,684)        (6,113)        19,571
   Futures contracts                              --             --             --             --             --        234,587
Change in net unrealized appreciation
   (depreciation) of:
   Investments                            30,015,090     43,923,642     43,523,706     14,554,038     13,653,943      6,043,581
   Futures contracts                              --             --             --             --             --         10,453
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                 30,206,267     43,805,461     42,902,884     14,524,354     13,647,830      6,308,192
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                (1,530,629)    (2,123,507)    (2,174,942)      (687,412)            --       (346,340)
From accumulated net realized gains               --             --             --             --        (27,450)       (10,498)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Auction Rate
   Preferred shareholders                 (1,530,629)    (2,123,507)    (2,174,942)      (687,412)       (27,450)      (356,838)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations               $ 44,148,837   $ 62,648,345   $ 61,861,177   $ 20,776,702   $ 19,858,752   $  8,868,811
--------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 65

| Statement of
| Changes in Net Assets

                                                  NEW YORK                      NEW YORK                      NEW YORK
                                          INVESTMENT QUALITY (NQN)        SELECT QUALITY (NVN)          QUALITY INCOME (NUN)
                                       ----------------------------   ---------------------------  -----------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/09        9/30/08        9/30/09        9/30/08        9/30/09        9/30/08
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  15,473,199  $  15,788,749  $  20,966,391  $  21,208,794  $  21,133,235  $  21,259,580
Net realized gain (loss) from:
   Investments                               191,177       (280,532)      (118,181)        12,692       (620,822)      (422,110)
   Forward swaps                                  --             --             --             --             --       (251,591)
   Futures contracts                              --             --             --             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                            30,015,090    (26,892,780)    43,923,642    (38,070,098)    43,523,706    (37,062,056)
   Forward swaps                                  --             --             --             --             --         33,606
   Futures contracts                              --             --             --             --             --             --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income             (1,530,629)    (4,662,305)    (2,123,507)    (6,362,815)    (2,174,942)    (6,492,288)
   From accumulated net realized
     gains                                        --             --             --        (86,393)            --       (107,456)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                 44,148,837    (16,046,868)    62,648,345    (23,297,820)    61,861,177    (23,042,315)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (11,943,417)   (10,986,638)   (15,841,565)   (14,865,894)   (15,897,899)   (14,666,161)
From accumulated net realized gains               --             --             --       (221,453)            --       (248,604)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                          (11,943,417)   (10,986,638)   (15,841,565)   (15,087,347)   (15,897,899)   (14,914,765)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                   (937,831)      (287,803)    (1,246,682)       (71,952)    (1,646,157)       (96,929)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                             (937,831)      (287,803)    (1,246,682)       (71,952)    (1,646,157)       (96,929)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                 31,267,589    (27,321,309)    45,560,098    (38,457,119)    44,317,121    (38,054,009)
Net assets applicable to Common
   shares at the beginning of year       232,902,748    260,224,057    310,931,116    349,388,235    315,509,534    353,563,543
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year           $ 264,170,337  $ 232,902,748  $ 356,491,214  $ 310,931,116  $ 359,826,655  $ 315,509,534
================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at the
   end of year                         $   2,297,915  $     312,587  $   2,463,076  $    (522,479) $   2,649,388  $    (391,037)
================================================================================================================================

66 Nuveen Investments

                                               INSURED NEW YORK              INSURED NEW YORK              INSURED NEW YORK
                                             PREMIUM INCOME (NNF)        DIVIDEND ADVANTAGE (NKO)      TAX-FREE ADVANTAGE (NRK)
                                       ----------------------------  ----------------------------  -----------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/09        9/30/08        9/30/09        9/30/08        9/30/09        9/30/08
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $   6,939,760  $   7,162,218  $   6,238,372  $   7,228,719  $   2,917,457  $   3,102,124
Net realized gain (loss) from:
   Investments                               (29,684)       (39,488)        (6,113)       536,618         19,571       (118,160)
   Forward swaps                                  --             --             --             --             --        135,865
   Futures contracts                              --             --             --             --        234,587        142,552
Change in net unrealized appreciation
   (depreciation) of:
   Investments                            14,554,038    (12,371,891)    13,653,943    (12,999,975)     6,043,581     (4,761,343)
   Forward swaps                                  --             --             --             --             --        (21,078)
   Futures contracts                              --             --             --             --         10,453        (10,453)
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income               (687,412)    (2,131,997)            --     (1,761,482)      (346,340)      (873,905)
   From accumulated net realized
     gains                                        --             --        (27,450)       (79,056)       (10,498)        (2,095)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                 20,776,702     (7,381,158)    19,858,752     (7,075,176)     8,868,811     (2,406,493)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                (5,215,813)    (5,047,504)    (5,535,901)    (5,256,327)    (2,307,427)    (2,297,738)
From accumulated net realized
   gains                                          --             --       (195,121)      (216,624)       (28,810)        (5,973)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                           (5,215,813)    (5,047,504)    (5,731,022)    (5,472,951)    (2,336,237)    (2,303,711)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                   (829,563)            --       (305,233)            --        (77,712)            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                             (829,563)            --       (305,233)            --        (77,712)            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                 14,731,326    (12,428,662)    13,822,497    (12,548,127)     6,454,862     (4,710,204)
Net assets applicable to Common
   shares at the beginning of year       111,527,568    123,956,230    106,583,048    119,131,175     46,768,508     51,478,712
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year           $ 126,258,894  $ 111,527,568  $ 120,405,545  $ 106,583,048  $  53,223,370  $  46,768,508
================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of year                     $     844,820  $    (187,315) $     575,725  $     (98,663) $     172,401  $     (90,886)
================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 67

| Statement of
| Cash Flows Year ended September 30, 2009

                                                                                     NEW YORK         NEW YORK         NEW YORK
                                                                                   INVESTMENT           SELECT          QUALITY
                                                                                      QUALITY          QUALITY           INCOME
                                                                                         (NQN)            (NVN)            (NUN)
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                            $    44,148,837  $    62,648,345  $    61,861,177
Adjustments to reconcile the net increase (decrease) in
   net assets applicable to Common
   shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                       (12,306,823)     (24,026,378)     (23,939,492)
   Proceeds from sales and maturities of investments                               29,144,756       28,147,960       29,771,217
   Proceeds from (Purchases of) short-term investments, net                       (16,507,331)     (14,683,103)      (8,239,450)
   Amortization (Accretion) of premiums and discounts, net                            755,702         (112,397)        (135,384)
   (Increase) Decrease in receivable for interest                                     203,860          (42,898)         (46,839)
   (Increase) Decrease in receivable for investments sold                                  --       (1,414,000)              --
   (Increase) Decrease in other assets                                                213,527          166,709          169,714
   Increase (Decrease) in payable for investments purchased                        (2,073,724)      (1,919,491)      (1,978,114)
   Increase (Decrease) in payable for Auction Rate Preferred share dividends         (137,098)        (300,272)        (195,994)
   Increase (Decrease) in accrued management fees                                      20,333           23,220           24,316
   Increase (Decrease) in accrued other liabilities                                    (2,878)          27,882           31,028
   Net realized (gain) loss from investments                                         (191,177)         118,181          620,822
   Change in net unrealized (appreciation) depreciation of investments            (30,015,090)     (43,923,642)     (43,523,706)
   Net realized (gain) loss from paydowns                                                  --          (12,074)         (10,051)
   Taxes paid on undistributed capital gains                                               (3)            (191)            (196)
--------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                             13,252,891        4,697,851       14,409,048
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                   (6,400,000)     (14,943,000)     (12,465,000)
Cash distributions paid to Common shareholders                                    (11,777,469)     (15,684,266)     (15,717,842)
Cost of Common shares repurchased                                                    (937,831)      (1,246,682)      (1,646,157)
(Increase) Decrease in deferred offering costs                                             --               --               --
Increase (Decrease) in payable for offering costs                                          --               --               --
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value         (3,425,000)              --       (4,600,000)
--------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                            (22,540,300)     (31,873,948)     (34,428,999)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                    (9,287,409)     (27,176,097)     (20,019,951)
Cash at the beginning of year                                                       9,287,409       27,176,097       20,019,951
--------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                       $            --  $            --  $            --
================================================================================================================================

68 Nuveen Investments

                                                                                       INSURED          INSURED
                                                                                      NEW YORK         NEW YORK
                                                                                       PREMIUM         DIVIDEND
                                                                                        INCOME        ADVANTAGE
                                                                                          (NNF)            (NKO)
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                             $    20,776,702  $    19,858,752
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash
   provided by (used in) operating activities:
   Purchases of investments                                                         (8,754,363)      (4,480,191)
   Proceeds from sales and maturities of investments                                11,730,115        6,042,013
   Proceeds from (Purchases of) short-term investments, net                         (6,746,142)      (3,825,326)
   Amortization (Accretion) of premiums and discounts, net                             197,657          304,992
   (Increase) Decrease in receivable for interest                                       57,248           27,930
   (Increase) Decrease in receivable for investments sold                           (1,515,000)         100,000
   (Increase) Decrease in other assets                                                  71,540          145,028
   Increase (Decrease) in payable for investments purchased                           (818,642)      (1,090,549)
   Increase (Decrease) in payable for Auction Rate Preferred share
     dividends                                                                         (61,946)              --
   Increase (Decrease) in accrued management fees                                        9,514           16,050
   Increase (Decrease) in accrued other liabilities                                      2,754           (8,721)
   Net realized (gain) loss from investments                                            29,684            6,113
   Change in net unrealized (appreciation) depreciation of investments             (14,554,038)     (13,653,943)
   Net realized (gain) loss from paydowns                                                   --               --
   Taxes paid on undistributed capital gains                                              (503)         (17,888)
----------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                 424,580        3,424,260
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                    (3,450,000)      (3,692,000)
Cash distributions paid to Common shareholders                                      (5,167,266)      (5,664,587)
Cost of Common shares repurchased                                                     (829,563)        (305,233)
(Increase) Decrease in deferred offering costs                                              --           12,501
Increase (Decrease) in payable for offering costs                                           --         (175,000)
Increase (Decrease) in Auction Rate Preferred shares, at liquidation
   value                                                                            (1,650,000)              --
----------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                             (11,096,829)      (9,824,319)
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                    (10,672,249)      (6,400,059)
Cash at the beginning of year                                                       10,672,249        6,400,059
----------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                        $            --  $            --
================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                  INSURED           INSURED
              NEW YORK          NEW YORK       NEW YORK          NEW YORK          NEW YORK
            INVESTMENT            SELECT        QUALITY           PREMIUM          DIVIDEND
               QUALITY           QUALITY         INCOME            INCOME         ADVANTAGE
                  (NQN)             (NVN)          (NUN)             (NNF)             (NKO)
--------------------------------------------------------------------------------------------
            $  544,957        $  535,053    $  603,433         $  243,516        $  696,742
============================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc.
(NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (collectively, the "Funds"). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

70 Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of September 30, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           INSURED      INSURED
                     NEW YORK     NEW YORK    NEW YORK    NEW YORK     NEW YORK
                   INVESTMENT       SELECT     QUALITY     PREMIUM     TAX-FREE
                      QUALITY      QUALITY      INCOME      INCOME    ADVANTAGE
                         (NQN)        (NVN)       (NUN)       (NNF)        (NRK)
--------------------------------------------------------------------------------
Number of shares:

   Series M               744           --       1,794       1,022           --
   Series T             1,858        1,461          --         992           --
   Series W                --        2,038       1,796          --           --
   Series TH               --        3,057       1,959          --        1,080
   Series F             1,858           --         882          --           --
--------------------------------------------------------------------------------
Total                   4,460        6,556       6,431       2,014        1,080
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of September 30, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                                      INSURED        INSURED
                                        NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                      INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND
                                         QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE
                                            (NQN)          (NVN)          (NUN)          (NNF)          (NKO)
-------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed, at liquidation value   $ 32,500,000   $ 29,100,000   $ 36,225,000   $ 14,650,000   $ 61,000,000
=============================================================================================================

                                                           Nuveen Investments 71

| Notes to
| Financial Statements (continued)

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured New York Dividend Advantage (NKO) issued 500 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $61,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured New York Dividend Advantage (NKO) had all of its $50,000,000 Variable Rate Demand Preferred shares outstanding during the fiscal year ended September 30, 2009, with an annualized interest rate of 1.04%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Insurance

Except to the extent that New York Quality Income (NUN) invests in temporary investments, all of the net assets of New York Quality Income (NUN) will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's. Municipal securities backed by an escrow account or trust account will not constitute more than 20% of the Fund's net assets.

Under normal circumstances, New York Investment Quality (NQN), New York Select Quality (NVN), Insured New York Premium Income (NNF), Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) invest at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of New York Investment Quality (NQN), New York Select Quality
(NVN), Insured New York Premium Income (NNF), Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) invests at least 80% of its net assets in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. Each of New York Investment Quality (NQN), New York Select Quality (NVN), Insured New York Premium Income (NNF), Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) may also invest up to 20% of its net assets in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

72 Nuveen Investments

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended September 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At September 30, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts     $  7,790,000   $  9,585,000   $  9,700,000   $  3,420,000   $    610,000   $    560,000
================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2009, were as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK     NEW YORK         NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT      QUALITY          PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY       INCOME           INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)        (NUN)            (NNF)          (NKO)          (NRK)
---------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations
   outstanding                          $ 38,002,699   $ 36,212,123   $ 41,268,068   $ 16,882,507   $ 12,256,904    $ 2,659,671
Average annual interest rate and fees           1.43%          1.48%          1.46%          1.44%          1.46%          1.50%
=================================================================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (continued)

Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. Insured New York Tax-Free Advantage (NRK) was the only Fund to invest in futures contracts during the fiscal year ended September 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding for Insured New York Tax-Free Advantage (NRK) during the fiscal year ended September 30, 2009, was as follows:

                                                                        INSURED
                                                                       NEW YORK
                                                                       TAX-FREE
                                                                      ADVANTAGE
                                                                           (NRK)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                               7*
================================================================================

* The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Insured New York Tax-Free Advantage (NRK) was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 -- Derivative Instruments and Hedging Activities for further details on futures contract activity.

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended September 30, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

74 Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured New York Dividend Advantage (NKO) in connection with its offering of the Variable Rate Demand Preferred shares ($675,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of September 30, 2009:

NEW YORK INVESTMENT QUALITY (NQN)                LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $ 382,739,059   $         --   $ 382,739,059
   Short-Term Investments                     20,962,331       5,000,000             --      25,962,331
-------------------------------------------------------------------------------------------------------
Total                                       $ 20,962,331   $ 387,739,059   $         --   $ 408,701,390
=======================================================================================================

                                                           Nuveen Investments 75

| Notes to
| Financial Statements (continued)

NEW YORK SELECT QUALITY (NVN)                    LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $ 521,416,460   $         --   $ 521,416,460
   Short-Term Investments                     20,658,103       5,000,000             --      25,658,103
-------------------------------------------------------------------------------------------------------
Total                                       $ 20,658,103   $ 526,416,460   $         --   $ 547,074,563
=======================================================================================================

NEW YORK QUALITY INCOME (NUN)                    LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $ 541,019,267   $         --   $ 541,019,267
   Short-Term Investments                     14,304,450              --             --      14,304,450
-------------------------------------------------------------------------------------------------------
Total                                       $ 14,304,450   $ 541,019,267   $         --   $ 555,323,717
=======================================================================================================

INSURED NEW YORK PREMIUM INCOME (NNF)            LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $ 175,998,817   $         --   $ 175,998,817
   Short-Term Investments                      7,321,142       6,500,000             --      13,821,142
-------------------------------------------------------------------------------------------------------
Total                                       $  7,321,142   $ 182,498,817   $         --   $ 189,819,959
=======================================================================================================

INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)        LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $ 173,668,192   $         --   $ 173,668,192
   Short-Term Investments                      5,800,326              --             --       5,800,326
-------------------------------------------------------------------------------------------------------
Total                                       $  5,800,326   $ 173,668,192   $         --   $ 179,468,518
=======================================================================================================

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)        LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                          $         --   $  75,929,586   $         --   $  75,929,586
   Short-Term Investments                      5,957,117              --             --       5,957,117
-------------------------------------------------------------------------------------------------------
Total                                       $  5,957,117   $  75,929,586   $         --   $  81,886,703
=======================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Insured New York Tax-Free Advantage (NRK) invested in derivative instruments during the fiscal year ended September 30, 2009. None of the Funds had derivative contracts outstanding at September 30, 2009.

                                                                        INSURED
                                                                       NEW YORK
                                                                       TAX-FREE
                                                                      ADVANTAGE
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                           (NRK)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                      $ 234,587
================================================================================

                                                                        INSURED
                                                                       NEW YORK
                                                                       TAX-FREE
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                  ADVANTAGE
OF FUTURES CONTRACTS                                                       (NRK)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                      $  10,453
================================================================================

76 Nuveen Investments

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                                  NEW YORK                      NEW YORK                      NEW YORK
                                          INVESTMENT QUALITY (NQN)        SELECT QUALITY (NVN)          QUALITY INCOME (NUN)
                                        ---------------------------   ---------------------------   ----------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/09        9/30/08        9/30/09        9/30/08        9/30/09        9/30/08
--------------------------------------------------------------------------------------------------------------------------------
Common shares repurchased                    (83,900)       (21,700)      (112,400)        (5,600)      (150,400)        (7,700)
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased          $      11.16    $     13.24   $      11.07    $     12.83   $      10.93       $  12.57
   Discount per share repurchased              18.61%         11.53%         19.98%         13.26%         19.94%         14.00%
================================================================================================================================

                                              INSURED NEW YORK             INSURED NEW YORK              INSURED NEW YORK
                                            PREMIUM INCOME (NNF)        DIVIDEND ADVANTAGE (NKO)      TAX-FREE ADVANTAGE (NRK)
                                        ---------------------------   ---------------------------   ----------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/09        9/30/08        9/30/09        9/30/08        9/30/09        9/30/08
--------------------------------------------------------------------------------------------------------------------------------
Common shares repurchased                    (73,000)            --        (27,000)            --         (6,800)            --
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased          $      11.34             --   $      11.28             --   $      11.41             --
   Discount per share repurchased              19.17%            --          19.06%            --          18.03%            --
================================================================================================================================

Preferred Shares

Insured New York Tax-Free Advantage (NRK) did not redeem any of its Auction Rate Preferred shares during the fiscal years ended September 30, 2009 or September 30, 2008. Transactions in Auction Rate Preferred shares were as follows:

                                              NEW YORK                                       NEW YORK
                                      INVESTMENT QUALITY (NQN)                         SELECT QUALITY (NVN)
                            --------------------------------------------   ---------------------------------------------
                                  YEAR ENDED             YEAR ENDED           YEAR ENDED               YEAR ENDED
                                     9/30/09                9/30/08              9/30/09                  9/30/08
                            --------------------------------------------------------------------------------------------
                            SHARES        AMOUNT    SHARES        AMOUNT    SHARES   AMOUNT       SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares redeemed:
   Series M                     23   $   575,000       193   $ 4,825,000        --     $ --           --   $          --
   Series T                     57     1,425,000       485    12,125,000        --       --          259       6,475,000
   Series W                     --            --        --            --        --       --          362       9,050,000
   Series TH                    --            --        --            --        --       --          543      13,575,000
   Series F                     57     1,425,000       485    12,125,000        --       --           --              --
------------------------------------------------------------------------------------------------------------------------
Total                          137   $ 3,425,000     1,163   $29,075,000        --     $ --        1,164   $  29,100,000
========================================================================================================================

                                            NEW YORK                                    INSURED NEW YORK
                                      QUALITY INCOME (NUN)                            PREMIUM INCOME (NNF)
                           ---------------------------------------------   ---------------------------------------------
                                  YEAR ENDED             YEAR ENDED           YEAR ENDED               YEAR ENDED
                                     9/30/09                9/30/08              9/30/09                  9/30/08
                           ---------------------------------------------------------------------------------------------
                            SHARES        AMOUNT    SHARES        AMOUNT    SHARES       AMOUNT    SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares redeemed:
   Series M                     52   $ 1,300,000       354  $  8,850,000        34   $   850,000     264   $   6,600,000
   Series T                     --            --        --            --        32       800,000     256       6,400,000
   Series W                     51     1,275,000       353     8,825,000        --            --      --              --
   Series TH                    56     1,400,000       385     9,625,000        --            --      --              --
   Series F                     25       625,000       173     4,325,000        --            --      --              --
------------------------------------------------------------------------------------------------------------------------
Total                          184   $ 4,600,000     1,265  $ 31,625,000        66   $ 1,650,000     520   $  13,000,000
========================================================================================================================

                                                           Nuveen Investments 77

| Notes to
| Financial Statements (continued)

                                                                     INSURED NEW YORK
                                                                 DIVIDEND ADVANTAGE (NKO)
                                                        ----------------------------------------
                                                          YEAR ENDED             YEAR ENDED
                                                             9/30/09                9/30/08
                                                       -----------------------------------------
                                                        SHARES    AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series TH                                               N/A       N/A     2,440  $ 61,000,000
================================================================================================

N/A - All $61,000,000 of the Fund's outstanding Auctioned Rate Preferred shares were redeemed during the fiscal year ended September 30, 2009.

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                     INSURED NEW YORK
                                                                 DIVIDEND ADVANTAGE (NKO)
                                                        ----------------------------------------
                                                           YEAR ENDED            YEAR ENDED
                                                              9/30/09               9/30/08
                                                        ----------------------------------------
                                                        SHARES    AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                 --    $   --       500  $ 50,000,000
================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2009, were as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Purchases                               $ 12,306,823   $ 24,026,378   $ 23,939,492   $  8,754,363   $  4,480,191   $  5,764,424
Sales and maturities                      29,144,756     28,147,960     29,771,217     11,730,115      6,042,013      2,970,197
================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2009, the cost of investments was as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Cost of investments                     $355,651,551   $484,357,993   $488,462,180   $165,316,708   $160,805,580    $76,167,065
================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009, were as follows:

78 Nuveen Investments

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $ 19,921,524   $ 34,540,805   $ 32,573,192   $  9,781,603   $  8,508,477   $  3,979,264
   Depreciation                           (4,003,546)    (5,346,850)    (5,972,165)    (1,872,027)    (1,449,689)      (653,719)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments        $ 15,917,978   $ 29,193,955   $ 26,601,027   $  7,909,576   $  7,058,788   $  3,325,545
================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2009, the Funds' tax year end, were as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *   $  3,024,471   $  3,724,109   $  3,908,088   $  1,222,367   $    996,422   $    371,969
Undistributed net ordinary income **              --             --             --              2          6,227         99,581
Undistributed net long-term capital
   gains                                          --             --             --             --         16,218        165,381
================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2009, paid on October 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended September 30, 2009 and September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK     NEW YORK         NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT      QUALITY          PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY       INCOME           INCOME      ADVANTAGE      ADVANTAGE
2009                                            (NQN)          (NVN)        (NUN)            (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income ***                           $ 13,431,568   $ 18,097,482   $ 18,074,822   $  5,923,448   $  5,941,189   $  2,684,765
Distributions from net ordinary
   income **                                      --             --             --             --             --             --
Distributions from net long-term
   capital gains ****                             --             --             --             --        269,487         39,310
================================================================================================================================

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
2008                                            (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                               $ 15,647,484   $ 21,033,325   $ 21,014,089   $  7,178,495   $  7,294,285   $  3,134,057
Distributions from net ordinary
   income **                                      --          6,318             --             --             --             --
Distributions from net long-term
   capital gains                                  --        307,846        356,060             --        295,680          8,068
================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2009.

                                                           Nuveen Investments 79

| Notes to
| Financial Statements (continued)

At September 30, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        INSURED
                               NEW YORK     NEW YORK     NEW YORK      NEW YORK
                             INVESTMENT       SELECT      QUALITY       PREMIUM
                                QUALITY      QUALITY       INCOME        INCOME
                                   (NQN)        (NVN)        (NUN)         (NNF)
--------------------------------------------------------------------------------
Expiration:
   September 30, 2016        $   205,863   $      --   $         --   $  74,117
   September 30, 2017                 --     174,040        505,047          --
--------------------------------------------------------------------------------
Total                        $   205,863   $ 174,040   $    505,047   $  74,117
================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                               NEW YORK INVESTMENT QUALITY (NQN)
                                                   NEW YORK SELECT QUALITY (NVN)
                                                   NEW YORK QUALITY INCOME (NUN)
                                           INSURED NEW YORK PREMIUM INCOME (NNF)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                       INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
                                       INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of September 30, 2009, the complex-level fee rate was .1901%.

80 Nuveen Investments

The complex-level fee schedule is as follows:

                                                                      EFFECTIVE
COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)           RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                        .30%                   2008                    .25%
2003                         .30                    2009                    .20
2004                         .30                    2010                    .15
2005                         .30                    2011                    .10
2006                         .30                    2012                    .05
2007                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                        .32%                   2007                    .32%
2003                         .32                    2008                    .24
2004                         .32                    2009                    .16
2005                         .32                    2010                    .08
2006                         .32
================================================================================

*     From the commencement of operations.

                                                           Nuveen Investments 81

| Notes to
| Financial Statements (continued)

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 2, 2009, to shareholders of record on October 15, 2009, as follows:

                                                                                          INSURED        INSURED        INSURED
                                            NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                          INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                             QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                                (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Dividend per share                      $      .0625   $      .0620   $      .0610   $      .0560   $      .0635   $      .0580
================================================================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through November 25, 2009, which is the date the financial statements were issued.

82 Nuveen Investments

Financial
Highlights

                                                           Nuveen Investments 83

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                                        INVESTMENT OPERATIONS
                                                ---------------------------------------------------------------------
                                                                           DISTRIBUTIONS   DISTRIBUTIONS
                                                                                FROM NET            FROM
                                                                              INVESTMENT         CAPITAL
                                    BEGINNING                                  INCOME TO        GAINS TO
                                       COMMON                        NET    AUCTION RATE    AUCTION RATE
                                        SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                    NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                        VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+       TOTAL
----------------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                $   13.23   $      .88   $      1.74    $       (.09)   $         --     $   2.53
2008                                    14.77          .90         (1.56)           (.26)             --         (.92)
2007                                    15.18          .89          (.29)           (.25)           (.02)         .33
2006                                    15.87          .90          (.05)           (.17)           (.09)         .59
2005                                    16.46          .95          (.19)           (.13)           (.01)         .62

NEW YORK SELECT QUALITY (NVN)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                    13.34          .90          1.90            (.09)             --         2.71
2008                                    14.98          .91         (1.63)           (.27)             --***      (.99)
2007                                    15.44          .92          (.37)           (.27)           (.01)         .27
2006                                    15.87          .93          (.07)           (.21)           (.05)         .60
2005                                    16.18          .97          (.09)           (.14)           (.01)         .73
======================================================================================================================

                                           LESS DISTRIBUTIONS
                                    -------------------------------
                                           NET
                                    INVESTMENT    CAPITAL                ENDING
                                     INCOME TO   GAINS TO                COMMON
                                        COMMON     COMMON                 SHARE     ENDING
                                        SHARE-     SHARE-             NET ASSET     MARKET
                                       HOLDERS    HOLDERS     TOTAL       VALUE      VALUE
-------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                $     (.68)  $     --   $  (.68)  $   15.08   $  14.13
2008                                      (.62)        --      (.62)      13.23      10.72
2007                                      (.67)      (.07)     (.74)      14.77      13.70
2006                                      (.75)      (.53)    (1.28)      15.18      13.99
2005                                      (.94)      (.27)    (1.21)      15.87      14.94

NEW YORK SELECT QUALITY (NVN)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                      (.68)        --      (.68)      15.37      13.76
2008                                      (.64)      (.01)     (.65)      13.34      10.70
2007                                      (.70)      (.03)     (.73)      14.98      13.86
2006                                      (.76)      (.27)    (1.03)      15.44      14.34
2005                                      (.91)      (.13)    (1.04)      15.87      14.74
===========================================================================================

                                                    AUCTION RATE PREFERRED SHARES
                                                           AT END OF PERIOD
                                                -------------------------------------
                                                  AGGREGATE   LIQUIDATION
                                                     AMOUNT    AND MARKET       ASSET
                                                OUTSTANDING         VALUE    COVERAGE
                                                      (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                            $   111,500   $    25,000   $  84,231
2008                                                114,925        25,000      75,664
2007                                                144,000        25,000      70,178
2006                                                144,000        25,000      71,699
2005                                                144,000        25,000      73,820

NEW YORK SELECT QUALITY (NVN)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                                163,900        25,000      79,376
2008                                                163,900        25,000      72,427
2007                                                193,000        25,000      70,258
2006                                                193,000        25,000      71,884
2005                                                193,000        25,000      73,178
======================================================================================

84 Nuveen Investments

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                            --------------------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                                  APPLICABLE TO COMMON SHARES
                                         TOTAL RETURNS                                BEFORE REIMBURSEMENT
                                     --------------------                 ------------------------------------------
                                                    BASED        ENDING
                                                       ON           NET
                                        BASED      COMMON        ASSETS
                                           ON   SHARE NET    APPLICABLE    EXPENSES        EXPENSES              NET
                                       MARKET       ASSET     TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                        VALUE*      VALUE*  SHARES (000)   INTEREST++(a)   INTEREST++(a)      INCOME++
----------------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                    39.45%      19.74%  $   264,170        1.42%           1.20%            6.45%
2008                                   (17.85)      (6.46)      232,903        1.46            1.24             6.15
2007                                     3.22        2.22       260,224        1.40            1.22             5.98
2006                                     2.39        4.03       268,986        1.22            1.22             5.92
2005                                     4.08        3.90       281,203        1.19            1.19             5.88

NEW YORK SELECT QUALITY (NVN)
----------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                    36.22       20.98       356,491        1.36            1.20             6.52
2008                                   (18.81)      (6.90)      310,931        1.41            1.21             6.16
2007                                     1.70        1.75       349,388        1.38            1.20             6.05
2006                                     4.53        4.10       361,945        1.20            1.20             6.03
2005                                     4.93        4.64       371,935        1.18            1.18             6.03
======================================================================================================================

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                     -------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS
                                                             APPLICABLE TO COMMON SHARES
                                                                AFTER REIMBURSEMENT**
                                                     ------------------------------------------
                                                      EXPENSES        EXPENSES              NET    PORTFOLIO
                                                     INCLUDING       EXCLUDING       INVESTMENT     TURNOVER
                                                      INTEREST++(a)   INTEREST++(a)      INCOME++       RATE
-------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                                      1.42%           1.20%            6.45%           3%
2008                                                      1.46            1.24             6.15            9
2007                                                      1.40            1.22             5.98           19
2006                                                      1.22            1.22             5.92           16
2005                                                      1.19            1.19             5.88           30

NEW YORK SELECT QUALITY (NVN)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                                      1.36            1.20             6.52            5
2008                                                      1.41            1.21             6.16           12
2007                                                      1.38            1.20             6.05           17
2006                                                      1.20            1.20             6.03           15
2005                                                      1.18            1.18             6.03           17
=============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                            INVESTMENT OPERATIONS
                                                    ---------------------------------------------------------------------
                                                                               DISTRIBUTIONS   DISTRIBUTIONS
                                                                                    FROM NET            FROM
                                                                                  INVESTMENT         CAPITAL
                                        BEGINNING                                  INCOME TO        GAINS TO
                                           COMMON                        NET    AUCTION RATE    AUCTION RATE
                                            SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                        NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                            VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+       TOTAL
--------------------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                    $   13.20   $      .89   $      1.82   $        (.09)  $          --     $   2.62
2008                                        14.79          .89         (1.59)           (.27)             --***      (.97)
2007                                        15.21          .89          (.33)           (.28)           (.01)         .27
2006                                        15.64          .90          (.05)           (.20)           (.05)         .60
2005                                        15.90          .93          (.07)           (.14)           (.01)         .71

INSURED NEW YORK PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        13.39          .84           1.77           (.08)             --         2.53
2008                                        14.88          .86         (1.48)           (.26)             --         (.88)
2007                                        15.31          .87          (.33)           (.25)           (.01)         .28
2006                                        15.78          .88          (.06)           (.18)           (.05)         .59
2005                                        16.14          .91          (.08)           (.12)           (.01)         .70
==========================================================================================================================

                                               LESS DISTRIBUTIONS
                                        --------------------------------
                                               NET
                                        INVESTMENT    CAPITAL                 ENDING
                                         INCOME TO   GAINS TO                 COMMON
                                            COMMON     COMMON                  SHARE    ENDING
                                            SHARE-     SHARE-              NET ASSET    MARKET
                                           HOLDERS    HOLDERS      TOTAL       VALUE     VALUE
-----------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                    $     (.67)  $     --   $   (.67)  $   15.15   $ 13.68
2008                                          (.61)      (.01)      (.62)      13.20     10.43
2007                                          (.65)      (.04)      (.69)      14.79     13.46
2006                                          (.76)      (.27)     (1.03)      15.21     14.11
2005                                          (.88)      (.09)      (.97)      15.64     14.53

INSURED NEW YORK PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                          (.63)        --       (.63)      15.29     13.64
2008                                          (.61)        --       (.61)      13.39     11.04
2007                                          (.67)      (.04)      (.71)      14.88     13.54
2006                                          (.73)      (.33)     (1.06)      15.31     14.26
2005                                          (.88)      (.18)     (1.06)      15.78     14.86
===============================================================================================

                                                    AUCTION RATE PREFERRED SHARES
                                                           AT END OF PERIOD
                                                -------------------------------------
                                                  AGGREGATE   LIQUIDATION
                                                     AMOUNT    AND MARKET       ASSET
                                                OUTSTANDING         VALUE    COVERAGE
                                                      (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                            $   160,775   $    25,000   $  80,952
2008                                                165,375        25,000      72,696
2007                                                197,000        25,000      69,868
2006                                                197,000        25,000      71,498
2005                                                197,000        25,000      72,804

INSURED NEW YORK PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                                 50,350        25,000      87,691
2008                                                 52,000        25,000      78,619
2007                                                 65,000        25,000      72,675
2006                                                 65,000        25,000      74,056
2005                                                 65,000        25,000      75,546
======================================================================================

86 Nuveen Investments

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                               --------------------------------------------------------
                                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                                     APPLICABLE TO COMMON SHARES
                                            TOTAL RETURNS                               BEFORE REIMBURSEMENT
                                        --------------------                 ------------------------------------------
                                                       BASED        ENDING
                                                          ON           NET
                                           BASED      COMMON        ASSETS
                                              ON   SHARE NET    APPLICABLE    EXPENSES        EXPENSES              NET
                                          MARKET       ASSET     TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                           VALUE*      VALUE*  SHARES (000)   INTEREST++(a)   INTEREST++(a)      INCOME++
-------------------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                       38.91%      20.46%  $   359,827        1.38%           1.20%            6.50%
2008                                      (18.60)      (6.80)      315,510        1.42            1.21             6.10
2007                                         .21        1.81       353,564        1.38            1.20             5.95
2006                                        4.27        4.06       366,405        1.21            1.21             5.95
2005                                        5.52        4.56       376,697        1.19            1.19             5.86

INSURED NEW YORK PREMIUM INCOME (NNF)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                       30.31       19.42       126,259        1.42            1.21             6.02
2008                                      (14.53)      (6.18)      111,528        1.45            1.24             5.84
2007                                        (.20)       1.85       123,956        1.40            1.23             5.79
2006                                        3.30        3.96       127,546        1.22            1.22             5.75
2005                                        4.64        4.50       131,420        1.20            1.20             5.71
=========================================================================================================================

                                                        RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                APPLICABLE TO COMMON SHARES
                                                   AFTER REIMBURSEMENT**
                                        ------------------------------------------
                                         EXPENSES        EXPENSES              NET     PORTFOLIO
                                        INCLUDING       EXCLUDING       INVESTMENT      TURNOVER
                                         INTEREST++(a)   INTEREST++(a)      INCOME++        RATE
-------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
-------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                         1.38%           1.20%            6.50%            5%
2008                                         1.42            1.21             6.10             9
2007                                         1.38            1.20             5.95            21
2006                                         1.21            1.21             5.95            14
2005                                         1.19            1.19             5.86            17

INSURED NEW YORK PREMIUM INCOME (NNF)
-------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                         1.42            1.21             6.02             5
2008                                         1.45            1.24             5.84            10
2007                                         1.40            1.23             5.79            21
2006                                         1.22            1.22             5.75            14
2005                                         1.20            1.20             5.71            22
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                               INVESTMENT OPERATIONS
                                                        ---------------------------------------------------------------------
                                                                                   DISTRIBUTIONS   DISTRIBUTIONS
                                                                                        FROM NET            FROM
                                                                                      INVESTMENT         CAPITAL
                                            BEGINNING                                  INCOME TO        GAINS TO
                                               COMMON                        NET    AUCTION RATE    AUCTION RATE
                                                SHARE          NET     REALIZED/       PREFERRED       PREFERRED
                                            NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-
                                                VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+       TOTAL
------------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        $   13.38   $      .78   $      1.73   $          --   $          --***  $   2.51
2008                                            14.96          .91         (1.57)           (.22)           (.01)        (.89)
2007                                            15.34          .95          (.34)           (.26)             --***       .35
2006                                            15.67          .95          (.08)           (.20)           (.03)         .64
2005                                            15.69          .98           .12            (.13)           (.01)         .96

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                            13.31          .83          1.81            (.10)             --***      2.54
2008                                            14.65          .88         (1.32)           (.25)             --***      (.69)
2007                                            14.92          .91          (.29)           (.23)             --***       .39
2006                                            15.00          .90          (.05)           (.21)             --***       .64
2005                                            14.75          .90           .25            (.13)             --         1.02
==============================================================================================================================

                                                    LESS DISTRIBUTIONS
                                            ---------------------------------
                                                   NET
                                            INVESTMENT    CAPITAL                  ENDING
                                             INCOME TO   GAINS TO                  COMMON
                                                COMMON     COMMON                   SHARE     ENDING
                                                SHARE-     SHARE-               NET ASSET     MARKET
                                               HOLDERS    HOLDERS       TOTAL       VALUE      VALUE
-----------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        $     (.70)  $   (.02)    $  (.72)  $    15.17   $ 14.07
2008                                              (.66)      (.03)       (.69)       13.38     10.96
2007                                              (.72)      (.01)       (.73)       14.96     14.10
2006                                              (.78)      (.19)       (.97)       15.34     14.85
2005                                              (.86)      (.12)       (.98)       15.67     14.68

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                              (.66)      (.01)       (.67)       15.18     13.70
2008                                              (.65)        --***     (.65)       13.31     11.52
2007                                              (.65)      (.01)       (.66)       14.65     13.74
2006                                              (.69)      (.03)       (.72)       14.92     14.08
2005                                              (.77)        --        (.77)       15.00     14.02
=====================================================================================================

                                                 AUCTION RATE PREFERRED SHARES      VARIABLE RATE DEMAND PREFERRED SHARES
                                                       AT END OF PERIOD                        AT END OF PERIOD
                                            -------------------------------------   -------------------------------------
                                              AGGREGATE   LIQUIDATION                 AGGREGATE   LIQUIDATION
                                                 AMOUNT    AND MARKET       ASSET        AMOUNT    AND MARKET       ASSET
                                            OUTSTANDING         VALUE    COVERAGE   OUTSTANDING         VALUE    COVERAGE
                                                  (000)     PER SHARE   PER SHARE         (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                        $        --   $        --   $      --   $    50,000   $   100,000   $ 340,811
2008                                                 --            --          --        50,000       100,000     313,166
2007                                             61,000        25,000      73,824            --            --          --
2006                                             61,000        25,000      75,032            --            --          --
2005                                             61,000        25,000      76,094            --            --          --

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                             27,000        25,000      74,281            --            --          --
2008                                             27,000        25,000      68,304            --            --          --
2007                                             27,000        25,000      72,665            --            --          --
2006                                             27,000        25,000      73,541            --            --          --
2005                                             27,000        25,000      73,780            --            --          --
==========================================================================================================================

88 Nuveen Investments

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                   --------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                                         APPLICABLE TO COMMON SHARES
                                                TOTAL RETURNS                               BEFORE REIMBURSEMENT
                                            --------------------                 ------------------------------------------
                                                           BASED        ENDING
                                                              ON           NET
                                               BASED      COMMON        ASSETS
                                                  ON   SHARE NET    APPLICABLE    EXPENSES        EXPENSES              NET
                                              MARKET       ASSET     TO COMMON   INCLUDING       EXCLUDING       INVESTMENT
                                               VALUE*      VALUE*  SHARES (000)   INTEREST++(a)   INTEREST++(a)      INCOME++
-----------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                           36.41%      19.41%  $   120,406        2.13%           1.48%            5.42%
2008                                          (18.10)      (6.24)      106,583        1.65            1.26             5.81
2007                                            (.21)       2.36       119,131        1.38            1.20             5.83
2006                                            7.92        4.29       122,078        1.20            1.20             5.79
2005                                            9.28        6.23       124,669        1.18            1.18             5.75

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                           25.65       19.67        53,223        1.40            1.31             5.77
2008                                          (11.94)      (4.91)       46,769        1.41            1.26             5.68
2007                                            2.24        2.69        51,479        1.40            1.25             5.65
2006                                            5.79        4.38        52,425        1.27            1.27             5.62
2005                                            8.65        7.05        52,682        1.25            1.25             5.53
=============================================================================================================================

                                                            RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS
                                                   APPLICABLE TO COMMON SHARES
                                                      AFTER REIMBURSEMENT**
                                            ------------------------------------------
                                             EXPENSES        EXPENSES              NET    PORTFOLIO
                                            INCLUDING       EXCLUDING       INVESTMENT     TURNOVER
                                             INTEREST++(a)   INTEREST++(a)      INCOME++       RATE
----------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                             1.87%           1.22%            5.68%           3%
2008                                             1.68            1.29             5.78            9
2007                                             1.40            1.22             5.81           19
2006                                             1.21            1.21             5.78           11
2005                                             1.19            1.19             5.74           12

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009                                             1.13            1.04             6.04            4
2008                                             1.44            1.29             5.65            8
2007                                             1.42            1.27             5.63           17
2006                                             1.29            1.29             5.60            8
2005                                             1.26            1.26             5.52            7
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to Variable Rate Demand Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                       NUMBER              PRINCIPAL
                                                      YEAR FIRST       OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                           ELECTED OR       IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                 POSITION(S) HELD      APPOINTED        OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                 WITH THE FUNDS        AND TERM(1)      BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                                    Private Investor and Management
      8/22/40                   Chairman of                                                Consultant; Treasurer and Director,
      333 W. Wacker Drive       the Board             1997             197                 Humanities Council of Washington D.C.
      Chicago, IL 60606         and Board Member

o     JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
      10/22/48                                                                             private philanthropic corporation (since
      333 W. Wacker Drive       Board Member          1999             197                 1996); Director and Chairman, United Fire
      Chicago, IL 60606                                                                    Group, a publicly held company; President
                                                                                           Pro Tem of the Board of Regents for the
                                                                                           State of Iowa University System;
                                                                                           Director, Gazette Companies; Life Trustee
                                                                                           of Coe College and the Iowa College
                                                                                           Foundation; formerly, Director, Alliant
                                                                                           Energy; formerly, Director, Federal
                                                                                           Reserve Bank of Chicago; formerly,
                                                                                           President and Chief Operating Officer,
                                                                                           SCI Financial Group, Inc., a regional
                                                                                           financial services firm.

o     WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
      3/6/48                                                                               University of Iowa (since 2006); Director
      333 W. Wacker Drive       Board Member          2004             197                 (since 2004) of Xerox Corporation;
      Chicago, IL 60606                                                                    Director (since 2005), Beta Gamma Sigma
                                                                                           International Honor Society; formerly,
                                                                                           Dean and Distinguished Professor of
                                                                                           Finance, School of Business at the
                                                                                           University of Connecticut (2003-2006);
                                                                                           previously, Senior Vice President and
                                                                                           Director of Research at the Federal
                                                                                           Reserve Bank of Chicago (1995-2003);
                                                                                           Director, SS&C Technologies, Inc. (May
                                                                                           2005-October 2005); formerly, Director
                                                                                           (1997-2007), Credit Research Center at
                                                                                           Georgetown University.

o     DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
      10/28/42                                                                             Management Company; retired (since 2004)
      333 W. Wacker Drive       Board Member          2005             197                 as Chairman, JPMorgan Fleming Asset
      Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                           Investment Advisors Corporation, and
                                                                                           President, One Group Mutual Funds; prior
                                                                                           thereto, Executive Vice President, Banc
                                                                                           One Corporation and Chairman and CEO,
                                                                                           Banc One Investment Management Group;
                                                                                           Member, Board of Regents, Luther College;
                                                                                           member of the Wisconsin Bar Association;
                                                                                           member of Board of Directors, Friends of
                                                                                           Boerner Botanical Gardens; member of
                                                                                           Investment Committee, Greater Milwaukee
                                                                                           Foundation.

o     WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners
      9/24/44                                                                              Ltd., a real estate investment company;
      333 W. Wacker Drive       Board Member          1997             197                 formerly, Senior Partner and Chief
      Chicago, IL 60606                                                                    Operating Officer (retired, 2004) of
                                                                                           Miller-Valentine Group; member,
                                                                                           University of Dayton Business School
                                                                                           Advisory Council; member, Dayton
                                                                                           Philharmonic Orchestra Association;
                                                                                           formerly, member, Business Advisory
                                                                                           Council, Cleveland Federal Reserve Bank;
                                                                                           formerly, Director, Dayton Development
                                                                                           Coalition.

90 Nuveen Investments

                                                                       NUMBER              PRINCIPAL
                                                      YEAR FIRST       OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                           ELECTED OR       IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                 POSITION(S) HELD      APPOINTED        OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                 WITH THE FUNDS        AND TERM(1)      BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
      12/29/47                                                                             Donnelley Foundation (since 1994); prior
      333 W. Wacker Drive       Board Member          1997             197                 thereto, Executive Director, Great Lakes
      Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
      6/28/47                                                                              (since 2006); Director, C2 Options
      333 W. Wacker Drive       Board Member          2007             197                 Exchange, Incorporated (since 2009);
      Chicago, IL 60606                                                                    Commissioner, New York State Commission
                                                                                           on Public Authority Reform (since 2005);
                                                                                           formerly, Chair, New York Racing
                                                                                           Association Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                                      Director, Legal & General Investment
      9/29/59                                                                              Management America, Inc. (since 2008);
      333 W. Wacker Drive       Board Member          2008             197                 Managing Partner, Musso Capital
      Chicago, IL 60606                                                                    Management (since 2008); formerly, CEO
                                                                                           and President, Northern Trust Investments
                                                                                           (2004-2007); Executive Vice President,
                                                                                           Quantitative Management & Securities
                                                                                           Lending (2004-2007); prior thereto,
                                                                                           various positions with Northern Trust
                                                                                           Company (since 1994); Member: Goodman
                                                                                           Theatre Board (since 2004), Chicago
                                                                                           Fellowship Boards (since 2005),
                                                                                           University of Illinois Leadership Council
                                                                                           Board (since 2007) and Catalyst Schools
                                                                                           of Chicago Board (since 2008); formerly,
                                                                                           Member: Northern Trust Mutual Funds Board
                                                                                           (2005-2007), Northern Trust Investments
                                                                                           Board (2004-2007), Northern Trust Japan
                                                                                           Board (2004-2007), Northern Trust
                                                                                           Securities Inc. Board (2003-2007) and
                                                                                           Northern Trust Hong Kong Board
                                                                                           (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                   Chief Executive Officer (since July 2007)
      6/14/61                                                                              and Director (since 1999) of Nuveen
      333 W. Wacker Drive       Board Member          2008             197                 Investments, Inc.; Chief Executive
      Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                           Management, Nuveen Investments Advisors,
                                                                                           Inc. formerly, President (1999-2004) of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3)

                                                           Nuveen Investments 91

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                 POSITION(S) HELD      ELECTED OR       OVERSEEN            OCCUPATION(S)
      AND ADDRESS               WITH THE FUNDS        APPOINTED(4)     BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
      9/9/56                    Chief                                                      Secretary and Associate General Counsel
      333 W. Wacker Drive       Administrative        1988             197                 of Nuveen Investments, LLC; Managing
      Chicago, IL 60606         Officer                                                    Director, Associate General Counsel and
                                                                                           Assistant Secretary, of Nuveen Asset
                                                                                           Management (since 2002) and of Symphony
                                                                                           Asset Management LLC, (since 2003); Vice
                                                                                           President and Assistant Secretary of NWQ
                                                                                           Investment Management Company, LLC.
                                                                                           (since 2002), Nuveen Investments Advisers
                                                                                           Inc. (since 2002), Tradewinds Global
                                                                                           Investors, LLC, and Santa Barbara Asset
                                                                                           Management, LLC (since 2006), Nuveen
                                                                                           HydePark Group LLC and Nuveen Investment
                                                                                           Solutions, Inc. (since 2007); Managing
                                                                                           Director (since 2004) and Assistant
                                                                                           Secretary (since 1994) of Nuveen
                                                                                           Investments, Inc.; formerly, Managing
                                                                                           Director (2002-2004), General Counsel
                                                                                           (1998-2004) and Assistant Secretary of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3);
                                                                                           Chartered Financial Analyst.

o     WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
      6/9/55                                                                               Investments, Inc.; Executive Vice
      333 W. Wacker Drive       Vice President        2007             122                 President, U.S. Structured Products of
      Chicago, IL 60606                                                                    Nuveen Investments, LLC, (since 1999),
                                                                                           prior thereto, Managing Director of
                                                                                           Structured Investments.

o     MARK J.P. ANSON                                                                      President and Executive Director of
      6/10/59                                                                              Nuveen Investments, Inc. (since 2007);
      333 W. Wacker Drive       Vice President        2009             197                 President of Nuveen Investments
      Chicago, IL 60606                                                                    Institutional Services Group LLC (since
                                                                                           2007); previously, Chief Executive
                                                                                           Officer of the British Telecom Pension
                                                                                           Scheme (2006-2007) and Chief Investment
                                                                                           Officer of Calpers (1999-2006); PhD,
                                                                                           Chartered Financial Analyst, Chartered
                                                                                           Alternative Investment Analyst, Certified
                                                                                           Public Accountant, Certified Management
                                                                                           Accountant and Certified Internal
                                                                                           Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004),
      1/11/62                                                                              previously, Vice President (1993-2004) of
      333 W. Wacker Drive       Vice President        2007             122                 Nuveen Investments, LLC.
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                                       Vice President (since 2007) of Nuveen
      6/1/68                                                                               Investments, LLC; previously, Portfolio
      333 W. Wacker Drive       Vice President        2009             197                 Manager, Allstate Investments, LLC
      Chicago, IL 60606                                                                    (1996-2006); Chartered Financial Analyst.

o     MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
      2/3/66                    Vice President                                             Investments, LLC.; Vice President of
      333 W. Wacker Drive       and Assistant         2000             197                 Nuveen Asset Management (since 2005).
      Chicago, IL 60606         Secretary

o     MARGO L. COOK                                                                        Executive Vice President (since Oct 2008)
      4/11/64                                                                              of Nuveen Investments, Inc.; previously,
      333 W. Wacker Drive       Vice President        2009             197                 Head of Institutional Asset Management
      Chicago, IL 60606                                                                    (2007-2008) of Bear Stearns Asset
                                                                                           Management; Head of Institutional Asset
                                                                                           Mgt (1986-2007) of Bank of NY Mellon;
                                                                                           Chartered Financial Analyst.

o     LORNA C. FERGUSON                                                                    Managing Director (since 2004) of Nuveen
      10/24/45                                                                             Investments, LLC; Managing Director
      333 W. Wacker Drive       Vice President        1998             197                 (since 2005) of Nuveen Asset Management;
      Chicago, IL 60606                                                                    Managing Director (2004-2005), of Nuveen
                                                                                           Advisory Corp. and Nuveen Institutional
                                                                                           Advisory Corp.(3)

92 Nuveen Investments

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                 POSITION(S) HELD      ELECTED OR       OVERSEEN            OCCUPATION(S)
      AND ADDRESS               WITH THE FUNDS        APPOINTED(4)     BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o     STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
      5/31/54                   Vice President                                             Controller (since 1998) of Nuveen
      333 W. Wacker Drive       and Controller        1998             197                 Investments, LLC; Vice President (since
      Chicago, IL 60606                                                                    2005) of Nuveen Asset Management;
                                                                                           Certified Public Accountant.

o     WILLIAM T. HUFFMAN                                                                   Chief Operating Officer, Municipal Fixed
      5/7/69                                                                               Income (since 2008) of Nuveen Asset
      333 W. Wacker Drive       Vice President        2009             133                 Management; previously, Chairman,
      Chicago, IL 60606                                                                    President and Chief Executive Officer
                                                                                           (2002-2007) of Northern Trust Global
                                                                                           Advisors, Inc. and Chief Executive
                                                                                           Officer (2007) of Northern Trust Global
                                                                                           Investments Limited; Certified Public
                                                                                           Accountant.

o     WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
      2/24/70                   Chief Compliance                                           President (2006-2008) formerly, Assistant
      333 W. Wacker Drive       Officer and           2003             197                 Vice President and Assistant General
      Chicago, IL 60606         Vice President                                             Counsel (2003-2006) of Nuveen
                                                                                           Investments, LLC; Vice President (since
                                                                                           2006) and Assistant Secretary (since
                                                                                           2008) of Nuveen Asset Management.

o     DAVID J. LAMB                                                                        Senior Vice President (since 2009),
      3/22/63                                                                              formerly, Vice President (2000-2009) of
      333 W. Wacker Drive       Vice President        2000             197                 Nuveen Investments, LLC; Vice President
      Chicago, IL 60606                                                                    (since 2005) of Nuveen Asset Management;
                                                                                           Certified Public Accountant.

o     TINA M. LAZAR                                                                        Senior Vice President (since 2009),
      8/27/61                                                                              formerly, Vice President of Nuveen
      333 W. Wacker Drive       Vice President        2002             197                 Investments, LLC (1999-2009); Vice
      Chicago, IL 60606                                                                    President of Nuveen Asset Management
                                                                                           (since 2005).

o     LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
      7/27/51                   Vice President                                             Assistant General Counsel of Nuveen
      333 W. Wacker Drive       and Assistant         1988             197                 Investments, LLC; Vice President (since
      Chicago, IL 60606         Secretary                                                  2005) and Assistant Secretary of Nuveen
                                                                                           Investments, Inc.; Vice President (since
                                                                                           2005) and Assistant Secretary (since
                                                                                           1997) of Nuveen Asset Management; Vice
                                                                                           President and Assistant Secretary of
                                                                                           Nuveen Investments Advisers Inc. (since
                                                                                           2002); NWQ Investment Management Company,
                                                                                           LLC (since 2002), Symphony Asset
                                                                                           Management LLC (since 2003), Tradewinds
                                                                                           Global Investors, LLC, Santa Barbara
                                                                                           Asset Management LLC (since 2006) and of
                                                                                           Nuveen HydePark Group, LLC and Nuveen
                                                                                           Investment Solutions, Inc. (since 2007);
                                                                                           formerly, Vice President and Assistant
                                                                                           Secretary of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
      3/26/66                   Vice President                                             Vice President (2007-2008), Nuveen
      333 W. Wacker Drive       and Secretary         2007             197                 Investments, LLC; Managing Director
      Chicago, IL 60606                                                                    (since 2008), formerly, Vice President,
                                                                                           and Assistant Secretary, Nuveen Asset
                                                                                           Management, and Nuveen Investments
                                                                                           Holdings, Inc.; Vice President (since
                                                                                           2007) and Assistant Secretary, Nuveen
                                                                                           Investment Advisers Inc., Nuveen
                                                                                           Investment Institutional Services Group
                                                                                           LLC, NWQ Investment Management Company,
                                                                                           LLC, Tradewinds Global Investors LLC, NWQ
                                                                                           Holdings, LLC, Symphony Asset Management
                                                                                           LLC, Santa Barbara Asset Management LLC,
                                                                                           Nuveen HydePark Group, LLC and Nuveen
                                                                                           Investment Solutions, Inc. (since 2007);
                                                                                           prior thereto, Partner, Bell, Boyd &
                                                                                           Lloyd LLP (1997- 2007).

                                                           Nuveen Investments 93

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                 POSITION(S) HELD      ELECTED OR       OVERSEEN            OCCUPATION(S)
      AND ADDRESS               WITH THE FUNDS        APPOINTED(4)     BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                       Chief Investment Officer and Managing
      4/10/67                                                                              Director (since 2007), formerly, Vice
      333 W. Wacker Drive        Vice President       2007             133                 President (2002-2007) of Nuveen Asset
      Chicago, IL 60606                                                                    Management and Managing Director (since
                                                                                           2007), formerly Vice President
                                                                                           (2002-2007) Nuveen Investments, LLC;
                                                                                           Chartered Financial Analyst.

o     GREGORY MINO                                                                         Vice President of Nuveen Investments, LLC
      1/4/71                                                                               (since 2008); previously, Director
      333 W. Wacker Drive       Vice President        2009             197                 (2004-2007) and Executive Director
      Chicago, IL 60606                                                                    (2007-2008) of UBS Global Asset
                                                                                           Management; previously, Vice President
                                                                                           (2000-2003) and Director (2003-2004) of
                                                                                           Merrill Lynch Investment Managers;
                                                                                           Chartered Financial Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
      8/1/71                    Vice President                                             (since 2008); Vice President and
      333 W. Wacker Drive       and Assistant         2008             197                 Assistant Secretary, Nuveen Asset
      Chicago, IL 60606         Secretary                                                  Management (since 2008); prior thereto,
                                                                                           Associate, Skadden, Arps, Slate Meagher &
                                                                                           Flom LLP (2002-2008).

o     JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
      7/3/62                    Vice President                                             (since 2007); prior thereto, Partner,
      333 W. Wacker Drive       and Assistant         2007             197                 Deloitte & Touche USA LLP (2005-2007),
      Chicago, IL 60606         Secretary                                                  formerly, senior tax manager (2002-2005);
                                                                                           Certified Public Accountant.

o     MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
      12/21/68                  Vice President                                             (since 2008); Vice President and
      333 W. Wacker Drive       and Assistant         2008             197                 Assistant Secretary, Nuveen Asset
      Chicago, IL 60606      |  Secretary                                                  Management (since 2008); prior thereto,
                                                                                           Counsel, Vedder Price P.C. (1997-2007).

(1) For Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NKO and NRK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Investment Quality
      (NQN), New York Select Quality (NVN) New York Quality Income (NUN) and Insured New York Premium Income (NNF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

94 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                           Nuveen Investments 95
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

96 Nuveen Investments
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                           Nuveen Investments 97
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

98 Nuveen Investments
      to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                           Nuveen Investments 99

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

100 Nuveen Investments

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 101

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

102 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 103

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

104 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 105

Notes

106 Nuveen Investments

Notes

                                                          Nuveen Investments 107

Notes

108 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                    COMMON SHARES           PREFERRED SHARES
      FUND            REPURCHASED                   REDEEMED
      NQN                  83,900                        137
      NVN                 112,400                         --
      NUN                 150,400                        184
      NNF                  73,000                         66
      NKO                  27,000                         --
      NRK                   6,800                         --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 109

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

EAN-B-0909D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen New York Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                    AUDIT FEES BILLED         AUDIT-RELATED FEES               TAX FEES             ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)            BILLED TO FUND (2)          BILLED TO FUND (3)      BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009                        $ 19,617                    $ 0                         $ 0                  $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                          0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                        $ 19,511                    $ 0                         $ 0                  $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                          0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009                                          $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2008                                          $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2009                   $ 3,400                         $ 0                           $ 0                     $ 3,400
September 30, 2008                   $ 3,350                         $ 0                           $ 0                     $ 3,350

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                     FUND
Cathryn P. Steeves       Nuveen New York Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER       MANAGED                        ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company      44         $7.908 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     0          $0

* Assets are as of September 30, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,220 securities with an aggregate current market value of $1,130 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments by a group of investors led by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                      DOLLAR RANGE OF
                                                                                                      EQUITY SECURITIES
                                                                                    DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                                    EQUITY            IN THE REMAINDER OF
                                                                                    SECURITIES        NUVEEN FUNDS MANAGED
                                                                                    BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                     OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Investment Quality Municipal Fund, Inc.  $0                $10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
OCTOBER 1-31, 2008              0                                  0                      1,760,000

NOVEMBER 1-30, 2008             0                                  0                      1,760,000

DECEMBER 1-31, 2008             0                                  0                      1,760,000

JANUARY 1-31, 2009          2,300                $11.55        2,300                      1,757,700

FEBRUARY 1-28, 2009        37,800                $11.22       37,800                      1,719,900

MARCH 1-31, 2009           43,800                $11.09       43,800                      1,676,100

APRIL 1-30, 2009                0                                  0                      1,676,100

MAY 1-31, 2009                  0                                  0                      1,676,100

JUNE 1-30, 2009                 0                                  0                      1,676,100

JULY 1-31, 2009                 0                                  0                      1,676,100

AUGUST 1-31, 2009               0                                  0                      1,676,100

SEPTEMBER 1-30, 2009            0                                  0                      1,676,100

TOTAL                      83,900

* The registrant's repurchase program, which authorized the repurchase of 1,760,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: December 7, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 7, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 7, 2009
    -------------------------------------------------------------------